UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2012

Item 1.  Report to Stockholders.

[Calvert Income Fund Semi-Annual Report to Shareholders]

[Calvert Short-Duration Income Fund Semi-Annual Report to Shareholders]

[Calvert Long-Term Income Fund Semi-Annual Report to Shareholders]

[Calvert Ultra-Short Income Fund Semi-Annual Report to Shareholders]

[Calvert Government Fund Semi-Annual Report to Shareholders]

[Calvert High-Yield Bond Fund Semi-Annual Report to Shareholders]

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Dear Shareholder:

After a tumultuous fourth quarter of 2011, investors breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bail-out seemed to pull the eurozone back from the brink of collapse. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some parts of the country by March did not help. As a result, economic growth continued at a snail’s pace.

Investment-grade non-Treasury bonds, as measured by the Barclays U.S. Credit Index, fared well with a powerful rally in February and a return of 3.77% for the six-month reporting period. That’s better than the 0.02% return for three-month Treasury bills but slightly less than the 3.91% return of the Barclays Municipal Bond Index. However, both municipal and non-Treasury investment-grade bonds earned significantly less than the 11.65% return for the BofA Merrill Lynch High Yield Master II Index. In comparison, stocks in the Standard & Poor’s 500 Index gained 25.89% for the period.

Strengthening U.S. Banking System

With all the talk of crisis in the European banking system, I think it’s worth noting the improvements in the health of the banking system here in the United States. While it’s difficult to say that U.S. banks as a whole are completely out of the woods, notable strides have been made over the last year.

In 2011, assets of “problem institutions” decreased 18% from a 2010 high to $319 billion, according to Federal Deposit Insurance Corporation (FDIC) data.1 The FDIC uses a composite rating to identify problem institutions with financial, operational, or managerial weaknesses that threaten their continued financial viability. The number of failed institutions fell 70% in 2011 as well.

The quality of the debt that FDIC-insured commercial banks and savings institutions hold is improving as well. Net charge-offs for bad loans were down 40% from the prior year. In fact, the fourth quarter of 2011 was the sixth consecutive quarter with a year-over-year decline in charge-offs and the lowest quarterly level for charge-offs since the beginning of 2008. Also, the amount of loans that were more than 90 days past due declined 15% since the end of 2010.

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Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe to be undervalued. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund as well. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Fund to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now you can get the same information on the go with Calvert’s new iPhone® app, which is available for free at iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1. FDIC, Quarterly Banking Profile Fourth Quarter 2011, www.fdic.gov/qbp/index.asp. Net charge-offs are the total uncollectible loans removed from balance sheets, less amounts recovered on assets previously recorded as a charge-off.

2. Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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Performance

For the six-month period ended March 31, 2012, Calvert Income Fund (Class A shares at NAV) returned 2.18%. Its benchmark index, the Barclays U.S. Credit Index, returned 3.77% for the same period. The Fund’s underperformance was primarily due to the weaker performance of some out-of-index holdings. Our duration strategy helped performance, especially during the last month of the reporting period.

Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the

CALVERT INCOME FUND MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12 #	3/31/12
Class A	2.18%	2.16%
Class B	1.85%	1.35%
Class C	1.82%	1.44%
Class I	2.51%	2.86%
Class R	2.12%	2.04%
Class Y	2.41%	2.61%

Barclays U.S.
Credit Index	3.77%	9.58%

Lipper BBB-Rated Corp
Debt Funds Average	4.41%	8.14%

SEC YIELDS
	30 DAYS ENDED
	3/31/12	9/30/11
Class A	2.65%	3.09%
Class B	2.03%	2.34%
Class C	2.07%	2.51%
Class I	3.46%	3.93%
Class R	2.69%	3.00%
Class Y	3.27%	3.61%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be higher than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 6

eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global selloff in “risk” assets, including U.S. corporate bonds; and reduced expectations for global economic growth. Concerted and major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The central banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected timeframe for its near-zero interest rate policy through late 2014. The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk.

PORTFOLIO STATISTICS MARCH 31, 2012

% of Total
ECONOMIC SECTORS	Investments
Asset Backed Securities	0.4%
Basic Materials	4.6%
Communications	6.9%
Consumer, Cyclical	3.9%
Consumer, Non-cyclical	6.3%
Diversified	0.2%
Energy	5.6%
Financials†	43.1%
Government	11.3%
Industrials	6.8%
Mortgage Securities	2.6%
Technology	1.4%
Time Deposit	4.8%
Utilities	2.1%
Total	100%

† Includes government-guaranteed issues and REITs.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default, and the possibility that Italy and Spain might have difficulty in the debt markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines and funding markets began to defrost. Investors’ concerns persisted until early December when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.25%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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unemployment rate had fallen from 9% to 8.2%. The U.S. housing market remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

Portfolio Strategy

During the reporting period, we repositioned the Fund to reflect a decrease in demand for thinly traded securities. We will continue to actively reduce our exposure to these types of investments and reallocate the proceeds to more liquid index-type names. This will help increase Fund liquidity as well as selectively increase our corporate credit exposure. We will continue to include out-of-index securities in the Fund when we believe they offer compelling relative value, but the size of these holdings will be smaller than it has been in the past.

We lengthened the Fund’s duration during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. At the start of the reporting period, the Fund’s duration was 5.07 years compared to the benchmark’s 6.67 years. By the end of the period, we had extended duration to roughly 5.65 years, while the index’s duration stood at 6.74 years. Ten-year Treasury rates rose during the reporting period from 1.92% to 2.22%. The Fund’s duration, which remained shorter than that of the index,

CALVERT INCOME FUND MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max load)
One year	-1.64%
Five year	2.40%
Ten year	4.53%

CLASS B SHARES	(with max load)
One year	-2.65%
Five year	2.32%
Ten year	4.10%

CLASS C SHARES	(with max load)
One year	0.44%
Five year	2.47%
Ten year	4.19%

CLASS I SHARES
One year	2.86%
Five year	3.88%
Ten year	5.61%

CLASS R SHARES*
One year	2.04%
Five year	2.94%
Ten year	4.79%

CLASS Y SHARES**
One year	2.61%
Five year	3.53%
Ten year	5.10%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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helped offset some of the negative consequences of higher interest rates. The Fund uses Treasury futures to hedge its interest rate position.

The Fund’s exposure to high-yield bonds, which are not included in the index, helped performance during the period. The BofA Merrill Lynch High Yield Master II Index, which measures the performance of high-yield bonds, returned 11.65% during the six-month reporting period. At the beginning of the period, approximately 12.64% of the Fund was invested in high-yield bonds. (This percentage does not include non-rated bonds.)

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace, but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer.

In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to being more fairly valued. In our taxable bond Funds, we remain poised to take advantage of pricing anomalies created by rough markets, and plan to use windows of liquidity to sell positions that we believe have become fully valued.

May 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$997.80	$7.00
Hypothetical	$1,000.00	$1,017.99	$7.07
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$994.40	$10.62
Hypothetical	$1,000.00	$1,014.35	$10.73
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$994.20	$10.38
Hypothetical	$1,000.00	$1,014.59	$10.49
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,001.00	$3.56
Hypothetical	$1,000.00	$1,021.44	$3.60
(5% return per
year before expenses)

CLASS R
Actual	$1,000.00	$997.30	$7.34
Hypothetical	$1,000.00	$1,017.65	$7.41
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,000.30	$4.50
Hypothetical	$1,000.00	$1,020.50	$4.55
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%, 2.13%, 2.08%, 0.71%, 1.47%, and 0.90% for Class A, Class B, Class C, Class I, Class R, and Class Y, respectively, multiplied by the average account value over the period, mutliplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.4%	AMOUNT	VALUE
Capital Auto Receivables Asset Trust, 5.76%, 2/18/14 (e)	$665,211	$667,283
DT Auto Owner Trust, 1.40%, 8/15/14 (e)	1,154,943	1,155,237
Franklin Auto Trust, 7.16%, 5/20/16 (e)	2,870,491	2,915,967
Santander Drive Auto Receivables Trust, 1.01%, 7/15/13 (e)	1,881,209	1,882,345

Total Asset-Backed Securities (Cost $6,715,800)		6,620,832

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.3%
Banc of America Mortgage Securities, Inc., 0.301%, 1/25/34 (r)	47,928,598	336,411
Impac CMB Trust, 0.762%, 4/25/35 (r)	4,804,266	3,767,664

Total Collateralized Mortgage-Backed Obligations (Privately
Originated) (Cost $4,928,812)		4,104,075

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5.118%, 7/11/43	813,494	814,152
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	3,000,000	3,225,999
Credit Suisse First Boston Mortgage Securities Corp., 5.603%, 7/15/35	704,834	705,368
GE Capital Commercial Mortgage Corp., 4.996%, 12/10/37	2,537,869	2,574,686
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	169,863	170,027

Total Commercial Mortgage-Backed Securities (Cost $7,662,573)		7,490,232

CORPORATE BONDS - 81.9%
Affiliated Computer Services, Inc., 5.20%, 6/1/15	7,000,000	7,573,405
Alcoa, Inc., 5.40%, 4/15/21	5,150,000	5,321,577
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	—
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	—
Ally Financial, Inc., 6.625%, 5/15/12	4,000,000	4,024,000
America Movil SAB de CV, 2.375%, 9/8/16	2,000,000	2,024,650
American Express Credit Corp.:
2.80%, 9/19/16	4,500,000	4,623,304
2.375%, 3/24/17	8,000,000	8,012,304
American International Group, Inc.:
3.00%, 3/20/15	2,000,000	2,013,774
5.05%, 10/1/15	4,350,000	4,633,946
4.875%, 9/15/16	3,000,000	3,173,280
5.60%, 10/18/16	3,000,000	3,248,874
3.80%, 3/22/17	2,750,000	2,784,529
5.85%, 1/16/18	3,000,000	3,262,518
American Tower Corp.:
5.90%, 11/1/21	6,000,000	6,613,920
4.70%, 3/15/22	2,000,000	2,016,074

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
AmerisourceBergen Corp., 3.50%, 11/15/21	$1,000,000	$1,020,207
Amgen, Inc.:
2.50%, 11/15/16	2,000,000	2,055,250
3.875%, 11/15/21	1,575,000	1,612,718
5.15%, 11/15/41	1,000,000	1,004,031
Anadarko Petroleum Corp., 6.375%, 9/15/17	4,500,000	5,346,976
Anheuser-Busch InBev Worldwide, Inc., 1.204%, 3/26/13 (r)	5,000,000	5,028,735
ANZ National International Ltd., 1.474%, 12/20/13 (e)(r)	8,000,000	7,962,168
APL Ltd., 8.00%, 1/15/24 (b)	21,057,000	12,844,770
ArcelorMittal:
4.50%, 2/25/17	8,350,000	8,374,432
6.75%, 3/1/41	2,940,000	2,755,127
Aristotle Holding, Inc.:
2.75%, 11/21/14 (e)	1,330,000	1,366,526
2.65%, 2/15/17 (e)	1,500,000	1,516,952
3.90%, 2/15/22 (e)	1,500,000	1,516,119
Asciano Finance Ltd., 5.00%, 4/7/18 (e)	3,500,000	3,615,031
AT&T, Inc.:
2.95%, 5/15/16	3,000,000	3,170,178
1.60%, 2/15/17	3,000,000	2,982,972
3.875%, 8/15/21	13,090,000	13,845,319
3.00%, 2/15/22	2,000,000	1,960,030
5.55%, 8/15/41	1,000,000	1,108,423
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	—
Bank of America Corp.:
2.131%, 7/11/14 (r)	3,000,000	2,938,173
4.50%, 4/1/15	1,300,000	1,346,493
3.75%, 7/12/16	2,000,000	2,009,966
5.625%, 10/14/16	4,650,000	4,943,820
3.875%, 3/22/17	2,800,000	2,815,442
5.00%, 5/13/21	9,500,000	9,514,658
5.70%, 1/24/22	6,500,000	6,880,796
5.875%, 2/7/42	2,000,000	1,989,220
Bank of America NA:
0.754%, 6/15/16 (r)	4,000,000	3,548,724
5.30%, 3/15/17	6,850,000	7,148,454
6.10%, 6/15/17	5,000,000	5,342,325
Bank of New York Mellon Corp.:
1.70%, 11/24/14	5,000,000	5,078,260
2.40%, 1/17/17	2,250,000	2,303,258
Bank of Nova Scotia:
1.25%, 11/7/14 (e)	5,000,000	5,040,245
2.55%, 1/12/17	2,350,000	2,409,377
1.95%, 1/30/17 (e)	2,150,000	2,173,605
Barrick Gold Corp.:
3.85%, 4/1/22 (e)	4,000,000	3,977,760
5.25%, 4/1/42 (e)	900,000	887,121
BHP Billiton Finance USA Ltd.:
1.875%, 11/21/16	5,000,000	5,045,010
1.625%, 2/24/17	3,000,000	2,984,997
3.25%, 11/21/21	650,000	655,994
4.125%, 2/24/42	3,000,000	2,819,280

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55(r)	$37,001,000	$38,481,040
Boston Properties LP, 3.70%, 11/15/18	2,400,000	2,482,253
Calpine Corp. Escrow (b)*	375,000	—
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	2,000,000	2,024,050
7.875%, 10/15/19 (e)	17,572,000	17,285,805
Capital One Financial Corp.:
2.15%, 3/23/15	1,200,000	1,201,853
4.75%, 7/15/21	6,230,000	6,555,343
Cemex Espana Luxembourg, 9.875%, 4/30/19 (e)	16,376,000	15,720,960
Cemex SAB de CV, 5.47%, 9/30/15 (e)(r)	1,500,000	1,353,750
Charter One Bank, 6.375%, 5/15/12	10,000,000	10,041,690
CIT Group, Inc.:
5.25%, 4/1/14 (e)	3,125,000	3,191,406
5.25%, 3/15/18	1,550,000	1,581,000
Citigroup, Inc.:
2.51%, 8/13/13 (r)	11,000,000	11,032,736
0.60%, 3/7/14 (r)	5,020,000	4,854,114
4.75%, 5/19/15	3,000,000	3,158,514
3.953%, 6/15/16	7,400,000	7,604,640
4.45%, 1/10/17	2,000,000	2,095,012
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	3,250,000	3,339,983
Colgate-Palmolive Co., 2.45%, 11/15/21	2,000,000	1,971,574
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17	2,450,000	2,504,731
Corning, Inc., 4.75%, 3/15/42	6,000,000	5,810,328
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	2,825,000	2,914,903
4.883%, 8/15/40 (e)	4,558,000	4,689,799
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	3,738,161	4,027,869
5.88%, 1/10/28	223,880	237,931
6.036%, 12/10/28	7,779,917	8,529,823
6.943%, 1/10/30	6,671,272	7,677,166
7.507%, 1/10/32 (e)	3,259,352	3,904,019
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	1,800,000	1,857,568
DDR Corp., 4.75%, 4/15/18	4,700,000	4,868,815
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,500,000	2,406,250
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	3,000,000	2,834,064
Discover Bank, 7.00%, 4/15/20	2,500,000	2,868,640
Discover Financial Services:
6.45%, 6/12/17	1,375,000	1,536,670
10.25%, 7/15/19	7,104,000	9,326,131
Dow Chemical Co.:
4.125%, 11/15/21	2,500,000	2,571,863
5.25%, 11/15/41	3,350,000	3,460,265
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,530,298
Ecolab, Inc.:
4.35%, 12/8/21	1,560,000	1,653,781
5.50%, 12/8/41	1,000,000	1,084,508

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
El Paso Corp., 7.875%, 6/15/12	$3,000,000	$3,029,955
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate
thereafter to 1/15/68 (r)	22,975,000	24,698,125
ERP Operating LP, 4.625%, 12/15/21	5,450,000	5,738,507
FBG Finance Ltd., 5.125%, 6/15/15 (e)	4,000,000	4,423,680
FIA Card Services NA, 7.125%, 11/15/12	4,000,000	4,100,184
Fifth Third Bank, 0.605%, 5/17/13 (r)	5,000,000	4,956,605
First Niagara Financial Group, Inc., 6.75%, 3/19/20	3,000,000	3,285,900
First Republic Bank, 7.75%, 9/15/12	500	504
FMG Resources August 2006 Pty. Ltd.:
7.00%, 11/1/15 (e)	3,500,000	3,570,000
6.875%, 4/1/22 (e)	4,550,000	4,436,250
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	6,129,000	6,220,432
3.875%, 1/15/15	4,400,000	4,442,953
4.25%, 2/3/17	5,000,000	5,053,740
France Telecom SA, 5.375%, 1/13/42	4,000,000	4,228,800
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	4,850,000	4,658,027
FUEL Trust:
4.207%, 4/15/16 (e)	7,295,000	7,486,691
3.984%, 12/15/22 (e)	7,450,000	7,558,621
General Electric Capital Corp.:
0.594%, 6/20/13 (r)	7,000,000	6,925,618
3.35%, 10/17/16	2,900,000	3,076,462
2.90%, 1/9/17	4,000,000	4,149,432
5.40%, 2/15/17	3,000,000	3,435,669
5.625%, 9/15/17	1,850,000	2,153,742
5.625%, 5/1/18	5,000,000	5,795,435
4.65%, 10/17/21	9,900,000	10,536,768
General Motors Corp. Escrow (b)*	5,000,000	37,500
General Motors Corp. Escrow (b)*	10,000,000	75,000
General Motors Corp. Escrow (b)*	5,000,000	37,500
General Motors Corp. Escrow (b)*	7,150,000	53,625
General Motors Corp. Escrow (b)*	2,950,000	22,125
Georgia-Pacific LLC, 8.25%, 5/1/16 (e)	2,000,000	2,205,896
Gilead Sciences, Inc.:
4.40%, 12/1/21	3,650,000	3,831,314
5.65%, 12/1/41	1,000,000	1,068,203
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	42,295,000	11,419,650
3.226%, 1/21/11 (e)(r)(y)*	32,920,000	8,888,400
6.375%, 9/25/12 (e)(y)*	600,000	162,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	8,400,000	840
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	9,259,062	8,018,348
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	10,500,000	11,325,615
5.375%, 3/15/20	1,800,000	1,829,839
6.00%, 6/15/20	5,000,000	5,261,035
5.75%, 1/24/22	7,550,000	7,766,987
Great River Energy, 5.829%, 7/1/17 (e)	20,516,513	22,257,749

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 16

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	$3,000,000	$3,078,987
Hartford Financial Services Group, Inc., 6.10%, 10/1/41	4,000,000	3,871,028
Health Care REIT, Inc., 5.25%, 1/15/22	2,000,000	2,092,018
Hewlett-Packard Co.:
0.891%, 5/30/14 (r)	6,950,000	6,869,568
4.30%, 6/1/21	1,500,000	1,529,769
HSBC Bank plc, 1.367%, 1/17/14 (e)(r)	4,000,000	4,010,060
HSBC Holdings plc, 4.00%, 3/30/22	2,000,000	1,982,440
International Business Machines Corp.:
1.25%, 2/6/17	5,000,000	4,959,900
2.90%, 11/1/21	3,100,000	3,144,624
International Lease Finance Corp., 5.875%, 4/1/19	6,800,000	6,571,887
Interpublic Group of Cos, Inc., 10.00%, 7/15/17	2,575,000	2,948,375
Jefferies Group, Inc., 5.125%, 4/13/18	2,000,000	1,940,000
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
John Deere Capital Corp.:
1.25%, 12/2/14	1,000,000	1,012,935
2.00%, 1/13/17	1,500,000	1,530,089
Jones Group, Inc., 6.875%, 3/15/19	2,000,000	1,957,500
JPMorgan Chase & Co.:
1.599%, 9/22/15 (r)	4,000,000	3,996,728
4.40%, 7/22/20	3,000,000	3,112,239
4.35%, 8/15/21	11,600,000	11,852,114
4.50%, 1/24/22	9,600,000	9,987,254
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	5,900,000	5,933,040
Kaupthing Bank HF, 3.491%, 1/15/10 (e)(r)(y)*	39,000,000	10,335,000
Kellogg Co., 1.875%, 11/17/16	1,330,000	1,341,945
Kennametal, Inc., 3.875%, 2/15/22	3,900,000	3,927,105
Kern River Funding Corp., 6.676%, 7/31/16 (e)	73,627	82,051
Kinder Morgan Energy Partners LP, 5.625%, 9/1/41	2,960,000	3,016,509
Kraft Foods, Inc., 1.457%, 7/10/13 (r)	3,900,000	3,924,862
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	47,569,000	45,725,701
Leucadia National Corp., 8.125%, 9/15/15	3,320,000	3,718,400
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (e)	3,700,000	3,589,000
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	8,060,000	8,459,051
5.983%, 12/1/22 (e)	14,695,000	15,100,435
6.192%, 12/1/27 (e)	2,675,000	2,245,529
Lowe’s Co.’s, Inc.:
3.80%, 11/15/21	2,220,000	2,355,118
5.125%, 11/15/41	500,000	545,198
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	128,178
8.30%, 12/1/37 (e)(m)*	33,720,000	84,300
8.45%, 12/1/49 (e)(m)*	1,000,000	2,500
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	1,900,000	1,905,539
Masco Corp.:
4.80%, 6/15/15	4,540,000	4,651,026
5.85%, 3/15/17	1,990,000	2,039,448
MetLife Institutional Funding II, 1.481%, 4/4/14 (r)(e)	4,800,000	4,817,059
MGM Resorts International, 6.75%, 9/1/12	4,000,000	4,067,500

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	$40,302,500	$8,574,760
Morgan Stanley:
6.25%, 8/28/17	7,000,000	7,371,350
5.50%, 1/26/20	6,000,000	5,851,680
5.50%, 7/24/20	6,500,000	6,343,902
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	5,403,912
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	10,460,000	11,201,133
6.59%, 7/7/38	4,023,000	4,188,301
NBCUniversal Media LLC, 4.375%, 4/1/21	9,500,000	10,175,877
New York Life Global Funding, 1.65%, 5/15/17 (e)	2,000,000	1,983,280
Newmont Mining Corp.:
3.50%, 3/15/22	3,900,000	3,757,303
4.875%, 3/15/42	3,900,000	3,628,618
Noble Holding International Ltd., 3.95%, 3/15/22	3,000,000	2,997,786
Norfolk Southern Corp., 3.00%, 4/1/22	3,000,000	2,949,471
O’Reilly Automotive, Inc., 4.625%, 9/15/21	5,000,000	5,270,885
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	19,550,000	—
Overseas Shipholding Group, Inc.:
8.125%, 3/30/18	3,600,000	2,718,000
7.50%, 2/15/24	5,080,000	3,371,850
PacifiCorp:
2.95%, 2/1/22	2,000,000	1,971,660
4.10%, 2/1/42	4,000,000	3,844,444
PepsiCo, Inc.:
2.75%, 3/5/22	4,950,000	4,816,187
4.00%, 3/5/42	2,150,000	2,037,435
Pernod-Ricard SA:
4.25%, 7/15/22 (e)	1,950,000	1,955,047
5.50%, 1/15/42 (e)	3,900,000	3,920,725
Pioneer Natural Resources Co., 5.875%, 7/15/16	17,840,000	19,792,695
PNC Funding Corp., 5.625%, 2/1/17	2,000,000	2,232,014
PPF Funding, Inc., 5.50%, 1/15/14 (e)	500,000	510,523
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	3,000,000	3,097,074
Rio Tinto Finance USA plc:
3.50%, 3/22/22	4,850,000	4,858,875
4.75%, 3/22/42	3,900,000	3,891,884
Rock-Tenn Co., 4.90%, 3/1/22 (e)	1,000,000	998,533
Royal Bank of Canada, 1.45%, 10/30/14	4,650,000	4,711,547
SABMiller Holdings, Inc.:
3.75%, 1/15/22 (e)	4,215,000	4,288,177
4.95%, 1/15/42 (e)	3,000,000	3,108,078
SABMiller plc, 6.50%, 7/1/16 (e)	2,000,000	2,291,194
SBA Tower Trust, 4.254%, 4/15/40 (e)	5,772,000	6,018,187
Schlumberger Investment SA, 3.30%, 9/14/21 (e)	1,300,000	1,317,082
Simon Property Group LP:
6.125%, 5/30/18	3,593,000	4,230,251
4.125%, 12/1/21	5,000,000	5,246,465
Southern Power Co., 5.15%, 9/15/41	1,925,000	2,017,154
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	26,500,000	11,296,685
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	8,650,000	8,823,000

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 18

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
SSIF Nevada LP, 1.267%, 4/14/14 (e)(r)	$16,000,000	$15,877,984
Stadshypotek AB, 1.02%, 9/30/13 (e)(r)	11,000,000	10,987,218
SunTrust Bank:
0.782%, 8/24/15 (r)	3,350,000	3,057,511
7.25%, 3/15/18	2,500,000	2,859,085
Symantec Corp., 4.20%, 9/15/20	2,000,000	2,040,190
Syngenta Finance NV:
3.125%, 3/28/22	2,000,000	2,013,162
4.375%, 3/28/42	2,000,000	2,010,658
Target Corp., 2.90%, 1/15/22	3,550,000	3,508,713
Telefonica Emisiones SAU:
6.421%, 6/20/16	7,670,000	8,176,780
5.134%, 4/27/20	8,500,000	8,129,638
The Gap, Inc., 5.95%, 4/12/21	5,940,000	5,994,333
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	8,560
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	12,295,000	1,376,302
7.697%, 10/15/97 (b)(e)(r)	11,001,000	5,142,747
Time Warner Cable, Inc.:
4.00%, 9/1/21	4,200,000	4,303,261
5.50%, 9/1/41	3,200,000	3,352,090
Time Warner, Inc., 5.375%, 10/15/41	4,940,000	5,190,409
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43(b)(e)	196,950,000	21,369,075
2/15/45(b)(e)	470,599,136	72,613,447
Toronto-Dominion Bank, 2.375%, 10/19/16	4,250,000	4,359,467
Toyota Motor Credit Corp.:
2.05%, 1/12/17	3,500,000	3,552,339
3.30%, 1/12/22	1,750,000	1,784,003
United Airlines, Inc., 12.75%, 7/15/12	5,892,480	6,054,523
UnitedHealth Group, Inc.:
3.375%, 11/15/21	1,750,000	1,796,312
4.625%, 11/15/41	1,750,000	1,750,469
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	25,000,000	26,101,650
Verizon Communications, Inc.:
3.50%, 11/1/21	4,750,000	4,859,544
4.75%, 11/1/41	5,000,000	5,061,200
Volkswagen International Finance NV, 1.191%, 4/1/14 (e)(r)	5,000,000	4,984,365
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	30,200,000	28,539,000
Walt Disney Co.:
0.875%, 12/1/14	1,000,000	1,004,441
2.55%, 2/15/22	4,900,000	4,758,630
4.125%, 12/1/41	2,750,000	2,681,806
Willis North America, Inc., 5.625%, 7/15/15	2,430,000	2,619,392
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	20,989,950	13,044,205
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (e)	1,500,000	1,527,234

Total Corporate Bonds (Cost $1,566,362,701)		1,339,754,853

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 6.6%	AMOUNT	VALUE
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	$2,965,000	$3,036,516
La Verne California Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,109,500
Mississippi Business Finance Corp. Revenue VRDN, 0.32%, 9/1/21(r)	3,165,000	3,165,000
Mississippi Home Corp. MFH Revenue VRDN, 0.25%, 8/15/40 (r)	2,500,000	2,500,000
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	4,385,000	4,437,576
Nevada Housing Division Revenue VRDN, 0.19%, 4/15/39 (r)	10,200,000	10,200,000
New York City Housing Development Corp. MFH Revenue
VRDN, 0.15%, 12/1/35 (r)	4,790,000	4,790,000
Oakland California Redevelopment Agency Tax Allocation
Bonds, 5.653%, 9/1/21	9,485,000	9,791,935
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	6,130,007
San Diego California Redevelopment Agency Tax Allocation Bonds,
6.00%, 9/1/21	2,515,000	2,594,399
San Jose California Redevelopment Agency Tax Allocation
Bonds, 4.54%, 8/1/12	3,105,000	3,136,143
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,298,889
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	6,080,000	6,909,312
6.734%, 9/1/47 (e)	37,970,000	44,662,592
West Contra Costa California Unified School District COPs,
5.15%, 1/1/24	3,630,000	3,496,452

Total Municipal Obligations (Cost $98,974,008)		107,258,321

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 4.05%, 11/15/14	702,400	715,542
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	133	140

Total U.S. Government Agencies and Instrumentalities (Cost $703,050)		715,682

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 1.9%
Fannie Mae:
3.50%, 4/12/12	21,985,000	22,575,847
4.00%, 4/12/12	8,350,000	8,754,453
Ginnie Mae, 11.00%, 10/15/15	299	313

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $31,515,670)		31,330,613

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 20

	PRINCIPAL
U.S. TREASURY - 4.6%	AMOUNT	VALUE
United States Treasury Bonds:
3.125%, 11/15/41	$16,604,000	$15,926,872
3.125%, 2/15/42	17,803,000	17,065,849
United States Treasury Notes:
0.375%, 3/15/15	485,000	483,144
0.875%, 2/28/17	510,000	506,414
2.00%, 2/15/22	41,551,000	40,752,431

Total U.S. Treasury (Cost $75,842,946)		74,734,710

SOVEREIGN GOVERNMENT BONDS - 0.4%
Province of Ontario Canada, 3.00%, 7/16/18	6,700,000	7,092,419

Total Sovereign Government Bonds (Cost $7,021,592)		7,092,419

FLOATING RATE LOANS(d)- 0.1%
Clear Channel Communications, Inc., 3.673%, 1/29/16 (r)	2,586,677	2,093,269

Total Floating Rate Loans (Cost $2,434,762)		2,093,269

TIME DEPOSIT - 4.9%
State Street Bank Time Deposit, 0.113%, 4/2/12	80,739,525	80,739,525

Total Time Deposit (Cost $80,739,525)		80,739,525

EQUITY SECURITIES - 0.8%	SHARES
Avado Brands, Inc. (b)*	4,803	—
CoBank ACB, Preferred (e)*	3,000	2,193,750
Intermet Corp. (b)*	4,772	—
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	2,858,640
Trust II, Preferred (b)(e)	6,450,000	2,858,640
Trust III, Preferred (b)(e)	6,450,000	2,858,640
Trust IV, Preferred (b)(e)	6,450,000	2,858,640

Total Equity Securities (Cost $27,133,573)		13,628,310

TOTAL INVESTMENTS (Cost $1,910,035,012) - 102.5%		1,675,562,841
Other assets and liabilities, net - (2.5%)		(40,443,772)
NET ASSETS - 100%		$1,635,119,069

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:

Class A: 76,775,645 shares outstanding				$1,735,917,736
Class B: 957,066 shares outstanding				32,808,322
Class C: 12,068,054 shares outstanding				236,897,616
Class I: 7,185,834 shares outstanding				145,859,514
Class R: 568,967 shares outstanding				8,586,704
Class Y: 5,516,625 shares outstanding				86,869,539
Undistributed net investment income (loss)				(147,292)
Accumulated net realized gain (loss) on investments				(377,101,765)
Net unrealized appreciation (depreciation) on investments				(234,571,305)

NET ASSETS				$1,635,119,069

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,217,193,842)				$15.85
Class B (based on net aasets of $15,090,471)				$15.77
Class C (based on net assets of $191,312,673)				$15.85
Class I (based on net assets of $114,039,315)				$15.87
Class R (based on net assets of $9,079,962)				$15.96
Class Y (based on net assets of $88,402,806)				$16.02

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	211	6/12	$27,321,203	($298,858)

Sold:
2 Year U.S. Treasury Notes	1,746	6/12	$384,365,533	$173,082
5 Year U.S. Treasury Notes	205	6/12	25,120,508	26,642
Total Sold				$199,724

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 22

(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
plc: Public Limited Company
REIT: Real Estate Investment Trust
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF OPERATIONS SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$41,699,716
Dividend income	793,400
Total investment income	42,493,116

Expenses:
Investment advisory fee	3,651,397
Administrative fees	2,601,657
Transfer agency fees and expenses	1,954,664
Distribution Plan expenses:
Class A	1,704,215
Class B	92,050
Class C	1,017,743
Class R	23,374
Trustees’ fees and expenses	65,692
Custodian fees	99,390
Registration fees	39,416
Reports to shareholders	335,021
Professional fees	323,811
Accounting fees	103,228
Contract services fees	877,566
Miscellaneous	33,891
Total expenses	12,923,115
Reimbursement from Advisor:
Class B	(11,663)
Class R	(8,082)
Class Y	(53,939)
Fees paid indirectly	(363)
Net expenses	12,849,068

NET INVESTMENT INCOME	29,644,048

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(17,073,593)
Futures	2,879,759
(14,193,834)

Change in unrealized appreciation (depreciation) on:
Investments	26,590,138
Futures	(2,220,718)
24,369,420
NET REALIZED AND UNREALIZED GAIN
(LOSS)	10,175,586

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$39,819,634

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$29,644,048	$79,224,957
Net realized gain (loss)	(14,193,834)	8,002,443
Change in unrealized appreciation (depreciation)	24,369,420	(57,954,825)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	39,819,634	29,272,575

Distributions to shareholders from:
Net investment income:
Class A shares	(22,299,035)	(60,587,634)
Class B shares	(237,366)	(688,609)
Class C shares	(2,614,171)	(6,433,930)
Class I shares	(2,696,230)	(7,884,658)
Class R shares	(148,650)	(334,565)
Class Y shares	(1,795,888)	(3,487,062)
Total distributions	(29,791,340)	(79,416,458)

Capital share transactions:
Shares sold:
Class A shares	68,454,346	194,409,378
Class B shares	214,304	312,672
Class C shares	5,114,953	9,795,124
Class I shares	15,145,781	36,187,405
Class R shares	790,235	2,319,034
Class Y shares	9,375,978	59,965,750
Reinvestment of distributions:
Class A shares	19,345,498	52,455,654
Class B shares	178,374	527,863
Class C shares	1,553,001	3,666,211
Class I shares	2,261,013	5,747,673
Class R shares	124,500	270,325
Class Y shares	860,090	1,173,274
Redemption fees:
Class A shares	7,832	32,202
Class C shares	341	515
Class I shares	396	13
Class R shares	—	5
Class Y shares	1,554	1,143
Shares redeemed:
Class A shares	(399,436,014)	(1,009,871,302)
Class B shares	(6,622,799)	(17,823,743)
Class C shares	(30,298,374)	(98,162,160)
Class I shares	(61,638,591)	(141,682,187)
Class R shares	(1,228,777)	(5,343,289)
Class Y shares	(34,145,625)	(51,210,235)
Total capital share transactions	(409,941,984)	(957,228,675)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(399,913,690)	(1,007,372,558)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - CONT’D
	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2012	2011
Beginning of period	$2,035,032,759	$3,042,405,317
End of period (including distributions in excess of
net investment income of $147,292 and $0, respectively)	$1,635,119,069	$2,035,032,759

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	4,322,495	12,102,239
Class B shares	13,608	19,614
Class C shares	323,400	610,012
Class I shares	955,641	2,248,798
Class R shares	49,675	143,278
Class Y shares	585,225	3,663,454
Reinvestment of distributions:
Class A shares	1,227,370	3,273,571
Class B shares	11,372	33,106
Class C shares	98,525	228,789
Class I shares	143,250	358,413
Class R shares	7,842	16,758
Class Y shares	53,931	72,277
Shares redeemed:
Class A shares	(25,219,713)	(62,932,411)
Class B shares	(421,173)	(1,115,745)
Class C shares	(1,915,258)	(6,117,483)
Class I shares	(3,891,736)	(8,834,865)
Class R shares	(76,907)	(330,435)
Class Y shares	(2,124,084)	(3,159,253)
Total capital share activity	(25,856,537)	(59,719,883)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest - Classes A, B, C, I, R, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $144,886,765 or 8.9% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments.

Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that

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categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and

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private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3		Total
Asset-backed securities	—	$6,620,832	—		$6,620,832
Collateralized mortgage-backed
obligations	—	4,104,075	—		4,104,075
Commercial mortgage-backed
securities	—	7,490,232	—		7,490,232
Corporate debt	—	1,237,188,902	$102,565,951		1,339,754,853
Equity securities	$2,193,750	11,434,560	—		13,628,310
Floating rate loans	—	2,093,269	—		2,093,269
Municipal obligations	—	107,258,321	—		107,258,321
Sovereign government bonds	—	7,092,419	—		7,092,419
U.S. government obligations	—	106,781,005	—		106,781,005
Other debt obligations	—	80,739,525	—		80,739,525
TOTAL	$2,193,750	$1,570,803,140	$102,565,951	***	$1,675,562,841

Other financial instruments**	($99,134)	—	—		($99,134)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

*** Level 3 Securities represent 6.3% of net assets.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY	CORPORATE
	SECURITIES	DEBT	TOTAL
Balance as of 9/30/11	$96	$114,466,189	$114,466,285
Accrued discounts/premiums	—	182,712	182,712
Realized gain (loss)	—	1,944,962	1,944,962
Change in unrealized appreciation (depreciation)	(96)	(9,902,912)	(9,903,008)
Purchases	—	—	—
Sales	—	(4,125,000)	(4,125,000)
Transfers in and/or out of Level 31	—	—	—
Balance as of 3/31/12	—	$102,565,951	$102,565,951

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

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For the six months ended March 31, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($9,903,008). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.

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During the six month period, the Fund invested in 2 year, 5 year, and 10 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 4,142 contracts and $27,967,881 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 23.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

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disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion. Under the terms of the agreement, $570,148 was payable at period end. In addition, $399,116 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013 for Class I, R and Y. The contractual expense caps are .84%, 1.47%, and 1.09%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R, and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined class A, B, C, R, and Y assets of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $407,964 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C, and R shares, allow the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00%, and .75% annually of the Fund’s average daily net assets of Class A, B, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00%, and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $448,033 was payable at period end.

CID received $32,504 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $271,893 for the six months ended March 31, 2012. Under the terms of the agreement, $47,929 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $891,139,536 and $1,004,571,871, respectively. U.S. government security purchases and sales were $1,019,034,887 and $1,103,858,754, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2012, such purchase and sales transactions were $48,580,000 and $52,015,000, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-13	($141,901)
30-Sep-14	(336,178)
30-Sep-16	(12,997,968)
30-Sep-17	(1,783,942)
30-Sep-18	(265,587,678)
30-Sep-19	(77,128,701)

Capital losses may be utilized to offset future capital gains until expiration. The Fund’s use of net capital loss carryforwards acquired from Summit Apex Bond Fund may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

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Unrealized appreciation	$65,784,637
Unrealized (depreciation)	(305,754,466)
Net unrealized appreciation/(depreciation)	($239,969,829)

Federal income tax cost of investments	$1,915,532,670

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2012.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $12,614,421 to the Fund on December 27, 2011, which will be provided for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011	2010
Net asset value, beginning	$15.77		$16.12	$15.39
Income from investment operations:
Net investment income	.26		.52	.53
Net realized and unrealized gain (loss)	.08		(.35)	.72
Total from investment operations	.34		.17	1.25
Distributions from:
Net investment income	(.26)		(.52)	(.52)
Total distributions	(.26)		(.52)	(.52)
Total increase (decrease) in net asset value	.08		(.35)	.73
Net asset value, ending	$15.85		$15.77	$16.12

Total return*	2.18%		1.06%	8.27%
Ratios to average net assets: A
Net investment income	3.26	% (a)	3.20%	3.33%
Total expenses	1.40	% (a)	1.25%	1.23%
Expenses before offsets	1.40	% (a)	1.25%	1.23%
Net expenses	1.40	% (a)	1.25%	1.23%
Portfolio turnover	114%		223%	259%
Net assets, ending (in thousands)	$1,217,194		$1,521,374	$2,321,499

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008 (z)	2007 (z)
Net asset value, beginning	$15.19		$16.72	$16.72
Income from investment operations:
Net investment income	.63		.79	.77
Net realized and unrealized gain (loss)	.24		(1.25)	.01
Total from investment operations	.87		(.46)	.78
Distributions from:
Net investment income	(.62)		(.79)	(.78)
Net realized gain	(.05)		(.28)	—
Total distributions	(.67)		(1.07)	(.78)
Total increase (decrease) in net asset value	.20		(1.53)	—
Net asset value, ending	$15.39		$15.19	$16.72

Total return*	6.24%		(3.01%)	4.74%
Ratios to average net assets: A
Net investment income	4.45%		4.86%	4.60%
Total expenses	1.24%		1.16%	1.19%
Expenses before offsets	1.24%		1.16%	1.19%
Net expenses	1.23%		1.16%	1.18%
Portfolio turnover	793%		982%	877%
Net assets, ending (in thousands)	$3,041,314		$4,462,549	$5,024,998

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2012		2011	2010
Net asset value, beginning	$15.69		$16.05	$15.32
Income from investment operations:
Net investment income	.21		.37	.39
Net realized and unrealized gain (loss)	.08		(.34)	.72
Total from investment operations	.29		.03	1.11
Distributions from:
Net investment income	(.21)		(.39)	(.38)
Total distributions	(.21)		(.39)	(.38)
Total increase (decrease) in net asset value	.08		(.36)	.73
Net asset value, ending	$15.77		$15.69	$16.05

Total return*	1.85%		0.16%	7.36%
Ratios to average net assets: A
Net investment income	2.55	% (a)	2.35%	2.43%
Total expenses	2.26	% (a)	2.11%	2.10%
Expenses before offsets	2.13	% (a)	2.11%	2.10%
Net expenses	2.13	% (a)	2.11%	2.10%
Portfolio turnover	114%		223%	259%
Net assets, ending (in thousands)	$15,090		$21,239	$38,770

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2009		2008 (z)	2007 (z)
Net asset value, beginning	$15.12		$16.68	$16.69
Income from investment operations:
Net investment income	.50		.67	.64
Net realized and unrealized gain (loss)	.24		(1.28)	.01
Total from investment operations	.74		(.61)	.65
Distributions from:
Net investment income	(.49)		(.67)	(.66)
Net realized gain	(.05)		(.28)	—
Total distributions	(.54)		(.95)	(.66)
Total increase (decrease) in net asset value	.20		(1.56)	(.01)
Net asset value, ending	$15.32		$15.12	$16.68

Total return*	5.33%		(3.89%)	3.94%
Ratios to average net assets: A
Net investment income	3.60%		4.07%	3.82%
Total expenses	2.13%		2.00%	1.96%
Expenses before offsets	2.13%		2.00%	1.96%
Net expenses	2.12%		2.00%	1.95%
Portfolio turnover	793%		982%	877%
Net assets, ending (in thousands)	$59,127		$94,880	$206,805

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011	2010
Net asset value, beginning	$15.77		$16.12	$15.38
Income from investment operations:
Net investment income	.20		.40	.42
Net realized and unrealized gain (loss)	.08		(.34)	.73
Total from investment operations	.28		.06	1.15
Distributions from:
Net investment income	(.20)		(.41)	(.41)
Total distributions	(.20)		(.41)	(.41)
Total increase (decrease) in net asset value	.08		(.35)	.74
Net asset value, ending	$15.85		$15.77	$16.12

Total return*	1.82%		0.35%	7.56%
Ratios to average net assets: A
Net investment income	2.55	% (a)	2.50%	2.62%
Total expenses	2.08	% (a)	1.94%	1.93%
Expenses before offsets	2.08	% (a)	1.94%	1.93%
Net expenses	2.08	% (a)	1.94%	1.93%
Portfolio turnover	114%		223%	259%
Net assets, ending (in thousands)	$191,313		$213,870	$303,615

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009		2008 (z)	2007 (z)
Net asset value, beginning	$15.18		$16.71	$16.70
Income from investment operations:
Net investment income	.52		.68	.65
Net realized and unrealized gain (loss)	.25		(1.25)	.02
Total from investment operations	.77		(.57)	.67
Distributions from:
Net investment income	(.52)		(.68)	(.66)
Net realized gain	(.05)		(.28)	—
Total distributions	(.57)		(.96)	(.66)
Total increase (decrease) in net asset value	.20		(1.53)	.01
Net asset value, ending	$15.38		$15.18	$16.71

Total return*	5.48%		(3.69%)	4.09%
Ratios to average net assets: A
Net investment income	3.74%		4.16%	3.93%
Total expenses	1.93%		1.85%	1.87%
Expenses before offsets	1.93%		1.85%	1.87%
Net expenses	1.93%		1.85%	1.86%
Portfolio turnover	793%		982%	877%
Net assets, ending (in thousands)	$372,838		$478,073	$504,417

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012		2011	2010
Net asset value, beginning	$15.79		$16.14	$15.40
Income from investment operations:
Net investment income	.31		.63	.63
Net realized and unrealized gain (loss)	.08		(.34)	.73
Total from investment operations	.39		.29	1.36
Distributions from:
Net investment income	(.31)		(.64)	(.62)
Total distributions	(.31)		(.64)	(.62)
Total increase (decrease) in net asset value	.08		(.35)	.74
Net asset value, ending	$15.87		$15.79	$16.14
Total return*	2.51%		1.78%	9.05%
Ratios to average net assets: A
Net investment income	3.92	% (a)	3.90%	4.01%
Total expenses	.71	% (a)	.56%	.55%
Expenses before offsets	.71	% (a)	.56%	.55%
Net expenses	.71	% (a)	.56%	.55%
Portfolio turnover	114%		223%	259%
Net assets, ending (in thousands)	$114,039		$157,548	$261,542

	YEARS ENDED
	SEPTMEBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009		2008 (z)	2007 (z)
Net asset value, beginning	$15.20		$16.72	$16.70
Income from investment operations:
Net investment income	.72		.89	.87
Net realized and unrealized gain (loss)	.24		(1.24)	.01
Total from investment operations	.96		(.35)	.88
Distributions from:
Net investment income	(.71)		(.89)	(.86)
Net realized gain	(.05)		(.28)	—
Total distributions	(.76)		(1.17)	(.86)
Total increase (decrease) in net asset value	.20		(1.52)	.02
Net asset value, ending	$15.40		$15.20	$16.72

Total return*	6.94%		(2.36%)	5.40%
Ratios to average net assets: A
Net investment income	5.14%		5.47%	5.24%
Total expenses	.55%		.53%	.55%
Expenses before offsets	.55%		.53%	.55%
Net expenses	.55%		.53%	.54%
Portfolio turnover	793%		982%	877%
Net assets, ending (in thousands)	$307,978		$355,103	$312,520

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS R SHARES	2012		2011	2010
Net asset value, beginning	$15.88		$16.22	$15.48
Income from investment operations:
Net investment income	.25		.48	.49
Net realized and unrealized gain (loss)	.08		(.34)	.73
Total from investment operations	.33		.14	1.22
Distributions from:
Net investment income	(.25)		(.48)	(.48)
Total distributions	(.25)		(.48)	(.48)
Total increase (decrease) in net asset value	.08		(.34)	.74
Net asset value, ending	$15.96		$15.88	$16.22

Total return*	2.12%		0.88%	8.01%
Ratios to average net assets: A
Net investment income	3.15	% (a)	2.98%	3.11%
Total expenses	1.64	% (a)	1.54%	1.45%
Expenses before offsets	1.47	% (a)	1.47%	1.45%
Net expenses	1.47	% (a)	1.47%	1.45%
Portfolio turnover	114%		223%	259%
Net assets, ending (in thousands)	$9,080		$9,340	$12,306

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS R SHARES	2009		2008 (z)	2007	#(z)
Net asset value, beginning	$15.25		$16.75	$16.78
Income from investment operations:
Net investment income	.58		.71	.51
Net realized and unrealized gain (loss)	.27		(1.23)	.09
Total from investment operations	.85		(.52)	.60
Distributions from:
Net investment income	(.57)		(.70)	(.63)
Net realized gain	(.05)		(.28)	—
Total distributions	(.62)		(.98)	(.63)
Total increase (decrease) in net asset value	.23		(1.50)	(.03)
Net asset value, ending	$15.48		$15.25	$16.75

Total return*	6.05%		(3.33%)	3.66%
Ratios to average net assets: A
Net investment income	4.06%		4.44%	4.41	% (a)
Total expenses	1.51%		1.78%	10.44	% (a)
Expenses before offsets	1.48%		1.47%	1.48	% (a)
Net expenses	1.47%		1.47%	1.47	% (a)
Portfolio turnover	793%		982%	814%
Net assets, ending (in thousands)	$11,571		$6,179	$1,304

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2012		2011	2010
Net asset value, beginning	$15.95		$16.29	$15.53
Income from investment operations:
Net investment income	.31		.58	.56
Net realized and unrealized gain (loss)	.07		(.34)	.76
Total from investment operations	.38		.24	1.32
Distributions from:
Net investment income	(.31)		(.58)	(.56)
Total distributions	(.31)		(.58)	(.56)
Total increase (decrease) in net asset value	.07		(.34)	.76
Net asset value, ending	$16.02		$15.95	$16.29

Total return*	2.41%		1.48%	8.65%
Ratios to average net assets: A
Net investment income	3.78	% (a)	3.53%	3.76%
Total expenses	1.01	% (a)	.87%	.83%
Expenses before offsets	.90	% (a)	.87%	.83%
Net expenses	.90	% (a)	.87%	.83%
Portfolio turnover	114%		223%	259%
Net assets, ending (in thousands)	$88,403		$111,661	$104,674

			PERIODS ENDED
			SEPTMEBER 30,	SEPTEMBER 30,
CLASS Y SHARES			2009	2008	## (z)
Net asset value, beginning			$15.29	$16.38
Income from investment operations:
Net investment income			.67	.31
Net realized and unrealized gain (loss)			.27	(1.02)
Total from investment operations			.94	(.71)
Distributions from:
Net investment income			(.65)	(.38)
Net realized gain			(.05)	—
Total distributions			(.70)	(.38)
Total increase (decrease) in net asset value			.24	(1.09)
Net asset value, ending			$15.53	$15.29

Total return*			6.73%	(4.41%)
Ratios to average net assets: A
Net investment income			4.71%	4.48	% (a)
Total expenses			.84%	2.34	% (a)
Expenses before offsets			.84%	.90	% (a)
Net expenses			.83%	.90	% (a)
Portfolio turnover			793%	529%
Net assets, ending (in thousands)			$19,351	$10,481

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2006 inception.

## From February 29, 2008 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At meetings held on December 7 and 29, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory

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fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Fund and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain related valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. The Board also noted that earlier in the year the Advisor had changed the composition of the Fund’s portfolio management team. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among

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other findings, the data indicated that the Fund’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I, Class R and Class Y shares. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I, Class R and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

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(24 hours, 7 days a week)
800-368-2745

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800-541-1524

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Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
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Web Site

www.calvert.com

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Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
INCOME	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

After a tumultuous fourth quarter of 2011, investors breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some parts of the country by March did not help. As a result, economic growth continued at a snail’s pace.

Investment-grade non-Treasury bonds, as measured by the Barclays U.S. Credit Index, fared well with a powerful rally in February and a return of 3.77% for the six-month reporting period. That’s better than the 0.02% return for three-month Treasury bills but slightly less than the 3.91% return of the Barclays Municipal Bond Index. However, both municipal and non-Treasury investment-grade bonds earned significantly less than the 11.65% return for the BofA Merrill Lynch High Yield Master II Index. In comparison, stocks in the Standard & Poor’s 500 Index gained 25.89% for the period.

Strengthening U.S. Banking System

With all the talk of crisis in the European banking system, I think it’s worth noting the improvements in the health of the banking system here in the United States. While it’s difficult to say that U.S. banks as a whole are completely out of the woods, notable strides have been made over the last year.

In 2011, assets of “problem institutions” decreased 18% from a 2010 high to $319 billion, according to Federal Deposit Insurance Corporation (FDIC) data.1 The FDIC uses a composite rating to identify problem institutions with financial, operational, or managerial weaknesses that threaten their continued financial viability. The number of failed institutions fell 70% in 2011 as well.

The quality of the debt that FDIC-insured commercial banks and savings institutions hold is improving as well. Net charge-offs for bad loans were down 40% from the prior year. In fact, the fourth quarter of 2011 was the sixth consecutive quarter with a year-over-year decline in charge-offs and the lowest quarterly level for charge-offs since the beginning of 2008. Also, the amount of loans that were more than 90 days past due declined 15% since the end of 2010.

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Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe to be undervalued. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund as well. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Fund to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now you can get the same information on the go with Calvert’s new iPhone® app, which is available for free at iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1. FDIC, Quarterly Banking Profile Fourth Quarter 2011, www.fdic.gov/qbp/index.asp. Net charge-offs are the total uncollectible loans removed from balance sheets, less amounts recovered on assets previously recorded as a charge-off.

2. Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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Performance

For the six-month period ended March 31, 2012, Calvert Short Duration Income Fund (Class A Shares at NAV) returned 2.69%. Its benchmark index, the Barclays 1-5 Year U.S. Credit Index, returned 2.64% for the same period. The Fund’s shorter, more defensive duration served the Fund well in a rising interest rate environment. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

CALVERT SHORT
DURATION INCOME
FUND
MARCH 31, 2012
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12 #	3/31/12
Class A	2.69%	1.19%
Class C	2.38%	0.45%
Class I	3.04%	1.78%
Class Y	2.86%	1.53%

Barclays 1-5
Year U.S. Credit
Index	2.64%	4.39%

Lipper Short Investment
Grade Debt Funds
Average	1.79%	2.01%

SEC YIELDS
	30 DAYS ENDED
	3/31/12	9/30/11
Class A	1.94%	2.43%
Class C	1.17%	1.77%
Class I	2.48%	3.10%
Class Y	2.16%	2.71%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be higher than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

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Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global selloff in “risk” assets, including U.S. corporate bonds; and reduced expectations for global economic growth. Concerted and major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

% of Total
ECONOMIC SECTORS	Investments
Asset Backed Securities	3.3%
Basic Materials	4.6%
Communications	6.4%
Consumer, Cyclical	4.2%
Consumer, Non-cyclical	7.2%
Diversified	0.2%
Energy	4.2%
Financials†	48.8%
Government	6.0%
Industrials	3.9%
Mortgage Securities	7.8%
Technology	1.7%
Time Deposit	0.9%
Utilities	0.8%
Total	100%

†Includes government-guaranteed issues and REITs.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The central banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected timeframe for its near-zero interest rate policy through late 2014. The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default, and the possibility that Italy and Spain might have difficulty in the debt markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines and funding markets began to defrost. Investors’ concerns persisted until early December when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S. unemployment rate had fallen from 9% to 8.2%. The U.S. housing market

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 2.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.15%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

Portfolio Strategy

During the reporting period, we repositioned the Fund to reflect a decrease in demand for thinly traded securities. We plan to continue to actively reduce our exposure to these types of investments and reallocate the proceeds to more liquid index-type names. This will help increase Fund liquidity as well as selectively increase our corporate credit exposure. We will continue to include out-of-index securities in the Fund when we believe they offer compelling relative value, but the size of these holdings will be smaller than it has been in the past.

Calvert Short Duration Income Fund’s strategy is to continue to reduce exposure to out-of-index, less liquid holdings while adding more liquid positions that offer value. Value is certainly a relative term. Our view of value is informed by our macro strategy, which is to cushion the effect of rising interest rates by providing a shorter, more defensive duration than the passive benchmark. We plan to continue to hold shorter-maturity, higher-rated positions within the high-yield sector in an effort to add incremental yield to the Fund. We also plan to continue to trade Treasury volatility and yield curve relationships, and we expect this will play a significant role in performance. The Fund uses Treasury futures to hedge its interest rate position.

CALVERT SHORT DURATION INCOME
FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	-1.61%
Five year	3.60%
Ten year	4.82%

CLASS C SHARES	(with max. load)
One year	-0.55%
Five year	3.39%
Since inception (10/1/2002)	3.89%

CLASS I SHARES*
One year	1.78%
Five year	4.67%
Ten year	5.56%

CLASS Y SHARES**
One year	1.53%
Five year	4.40%
Ten year	5.21%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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The Fund’s exposure to high-yield bonds, which are not included in the index, helped performance during the period. The BofA Merrill Lynch High Yield Master II Index, which measures the performance of high-yield bonds, returned 11.65% during the six-month reporting period. At the beginning of the period, approximately 10.22% of the Fund was invested in high-yield bonds. (This percentage does not include non-rated bonds.)

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace, but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer.

In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to being more fairly valued. In our taxable bond Funds, we remain poised to take advantage of pricing anomalies created by rough markets, and plan to use windows of liquidity to sell positions that we believe have become fully valued.

May 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,014.90	$5.44
Hypothetical	$1,000.00	$1,019.60	$5.45
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,011.20	$9.59
Hypothetical	$1,000.00	$1,015.46	$9.61
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,018.40	$2.98
Hypothetical	$1,000.00	$1,022.05	$2.99
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,016.70	$4.54
Hypothetical	$1,000.00	$1,020.50	$4.55
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.91%, 0.59%, and 0.90% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS MARCH 31, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 3.4%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
3.04%, 10/15/13	$1,097,375	$1,101,745
1.18%, 2/6/14	448,590	448,749
5.55%, 4/7/14	3,461,458	3,464,202
5.243%, 1/6/15 (r)	927,469	945,403
Bear Stearns Asset Backed Securities Trust:
0.462%, 12/25/35 (r)	5,214,144	5,028,510
0.362%, 4/25/37 (r)	984,030	950,483
Capital Auto Receivables Asset Trust:
5.76%, 2/18/14 (e)	1,773,896	1,779,420
6.51%, 2/18/14 (e)	9,069,000	9,165,567
CPS Auto Trust:
6.48%, 7/15/13 (e)	5,532,556	5,591,930
5.60%, 1/15/14 (e)	1,720,994	1,723,511
DT Auto Owner Trust:
0.99%, 5/15/13 (e)	1,247,820	1,247,771
0.96%, 1/15/14 (e)	5,443,642	5,441,559
1.40%, 8/15/14 (e)	3,609,198	3,610,115
Enterprise Mortgage Acceptance Co. LLC, 7.649%, 1/15/27 (e)(r)	5,172,203	2,961,086
Franklin Auto Trust, 7.16%, 5/20/16 (e)	8,563,632	8,699,303
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	1,272,442	1,277,717
Navistar Financial Corp. Owner Trust, 0.81%, 1/18/13 (e)	966,352	966,515
Santander Consumer Acquired Receivables Trust, 0.91%,
11/15/13(e)	1,952,269	1,952,436
Santander Drive Auto Receivables Trust:
1.36%, 3/15/13	377,289	377,378
1.37%, 8/15/13 (e)	14,019,477	14,041,252

Total Asset-Backed Securities (Cost $71,310,423)		70,774,652

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.5%
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	1,444,308	220,053
Chase Mortgage Finance Corp.:
2.754%, 2/25/37 (r)	920,008	891,393
2.818%, 2/25/37 (r)	2,868,442	2,632,375
2.831%, 2/25/37 (r)	403,824	396,992
CS First Boston Mortgage Securities Corp.:
Zero Coupon, 12/25/33 (r)	2,265,495	275,178
5.25%, 12/25/35	1,151,613	1,147,983
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	1,561,878	1,578,300
Impac CMB Trust, 0.762%, 4/25/35 (r)	584,519	458,399
JP Morgan Mortgage Trust:
2.761%, 7/25/35 (r)	320,654	298,583
4.233%, 7/25/35 (r)	1,003,522	1,002,286

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COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORIGINATED) - CONT’D	AMOUNT	VALUE
Merrill Lynch Mortgage Investors, Inc., 2.572%, 12/25/35 (r)	$911,997	$906,740
Residential Accredit Loans, Inc., 0.234%, 5/25/19 (r)	35,748,894	161,192
WaMu Mortgage Pass Through Certificates, 2.474%, 1/25/36 (r)	631,858	586,671

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $12,101,975)		10,556,145

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.4%
Asset Securitization Corp.:
6.679%, 2/14/43 (r)	11,188,234	11,422,046
6.699%, 2/14/43 (r)	400,000	407,337
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
6.186%, 6/11/35	515,019	515,712
5.544%, 6/10/39 (r)	1,862,386	2,002,097
4.576%, 7/10/42	1,211,815	1,223,519
4.783%, 7/10/43 (r)	1,769,365	1,768,891
5.118%, 7/11/43	253,569	253,774
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	8,022,000	8,626,321
Commercial Mortgage Pass Through Certificates, 5.234%,
7/10/37(r)	3,435,653	3,542,966
Credit Suisse First Boston Mortgage Securities Corp.:
4.597%, 3/15/35	1,880,932	1,914,611
5.603%, 7/15/35	2,016,252	2,017,781
4.94%, 12/15/35	4,431,515	4,491,726
6.133%, 4/15/37	174,478	174,330
3.936%, 5/15/38	12,908,057	13,166,425
GE Capital Commercial Mortgage Corp.:
4.996%, 12/10/37	10,071,111	10,217,213
6.024%, 12/10/37 (e)(r)	3,000,000	3,020,001
4.692%, 11/10/38 (r)	2,000,000	2,068,560
GMAC Commercial Mortgage Securities, Inc., 6.70%, 4/15/34	65,442	65,360
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	3,448,167	3,447,063
5.299%, 6/12/41 (r)	1,109,007	1,128,966
LB-UBS Commercial Mortgage Trust, 4.853%, 9/15/31	6,262,458	6,330,375
Morgan Stanley Capital I, 5.007%, 1/14/42	1,173,286	1,172,522
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	7,480,000	7,613,555
5.98%, 1/15/39	957,460	957,464
Wachovia Bank Commercial Mortgage Trust, 4.566%, 4/15/35	25,892,724	26,527,303

Total Commercial Mortgage-Backed
Securities (Cost $116,065,230)		114,075,918

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	PRINCIPAL
CORPORATE BONDS - 81.5%	AMOUNT	VALUE
99¢ Only Stores, 11.00%, 12/15/19 (e)	$1,500,000	$1,605,000
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,000,000	3,245,745
Alcoa, Inc., 5.55%, 2/1/17	5,000,000	5,492,615
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	385,345	—
15.36%, 12/1/10 (b)(r)(x)*	259,801	—
Ally Financial, Inc.:
6.625%, 5/15/12	4,015,000	4,039,090
6.875%, 8/28/12	10,948,000	11,139,590
1.75%, 10/30/12	3,970,000	4,005,182
0.474%, 12/19/12 (r)	3,360,000	3,365,880
4.50%, 2/11/14	875,000	876,094
America Movil SAB de CV, 2.375%, 9/8/16	2,250,000	2,277,731
American Express Bank FSB, 0.371%, 5/29/12 (r)	6,000,000	6,000,732
American Express Centurion Bank, 0.392%, 6/12/12 (r)	2,022,000	2,022,000
American Express Credit Corp.:
2.80%, 9/19/16	2,300,000	2,363,022
2.375%, 3/24/17	10,000,000	10,015,380
American International Group, Inc.:
4.25%, 9/15/14	4,000,000	4,126,820
3.00%, 3/20/15	3,000,000	3,020,661
5.05%, 10/1/15	3,650,000	3,888,254
5.60%, 10/18/16	2,000,000	2,165,916
American Tower Corp.:
4.50%, 1/15/18	2,420,000	2,542,694
5.90%, 11/1/21	3,500,000	3,858,120
Amgen, Inc.:
1.875%, 11/15/14	2,000,000	2,046,178
2.50%, 11/15/16	1,550,000	1,592,819
Anadarko Petroleum Corp.:
5.75%, 6/15/14	10,000	10,859
6.375%, 9/15/17	2,400,000	2,851,721
Anheuser-Busch InBev Worldwide, Inc., 1.204%, 3/26/13 (r)	9,201,000	9,253,878
ANZ National International Ltd., 1.474%, 12/20/13 (e)(r)	8,000,000	7,962,168
APL Ltd., 8.00%, 1/15/24 (b)	3,915,000	2,388,150
ArcelorMittal:
3.75%, 2/25/15	2,000,000	2,032,546
4.50%, 2/25/17	3,000,000	3,008,778
Aristotle Holding, Inc.:
2.75%, 11/21/14 (e)	2,500,000	2,568,658
2.10%, 2/12/15 (e)	3,000,000	3,036,972
Asciano Finance Ltd., 5.00%, 4/7/18 (e)	5,940,000	6,135,224
Ashtead Capital, Inc., 9.00%, 8/15/16 (e)	3,080,000	3,214,750
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	8,000,000	8,131,280
AT&T, Inc.:
0.875%, 2/13/15	5,000,000	4,970,375
2.50%, 8/15/15	3,000,000	3,122,526
2.95%, 5/15/16	6,000,000	6,340,356
2.40%, 8/15/16	8,000,000	8,267,968
3.875%, 8/15/21	2,000,000	2,115,404
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	—

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Bank of America Corp.:
4.875%, 1/15/13	$8,500,000	$8,689,499
2.131%, 7/11/14 (r)	16,619,000	16,276,499
4.50%, 4/1/15	2,000,000	2,071,528
3.75%, 7/12/16	2,200,000	2,210,963
5.625%, 10/14/16	9,527,000	10,128,983
5.70%, 1/24/22	5,000,000	5,292,920
Bank of America NA:
0.754%, 6/15/16 (r)	4,646,000	4,121,843
5.30%, 3/15/17	7,000,000	7,304,990
Bank of Montreal, 1.95%, 1/30/18 (e)	7,600,000	7,683,425
Bank of New York Mellon Corp.:
1.70%, 11/24/14	7,200,000	7,312,694
2.40%, 1/17/17	5,000,000	5,118,350
Bank of Nova Scotia:
2.55%, 1/12/17	5,000,000	5,126,335
1.95%, 1/30/17 (e)	2,000,000	2,021,958
Baxter International, Inc., 1.85%, 1/15/17	4,000,000	4,050,960
BE Aerospace, Inc., 6.875%, 10/1/20	940,000	1,029,300
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,023,712
Berkshire Hathaway, Inc., 1.90%, 1/31/17	3,000,000	3,034,323
BHP Billiton Finance USA Ltd.:
1.125%, 11/21/14	5,000,000	5,034,640
1.875%, 11/21/16	5,000,000	5,045,010
1.625%, 2/24/17	4,000,000	3,979,996
BNSF Funding Trust I, 6.613% to 1/15/26, floating
rate thereafter to 12/15/55 (r)	8,869,000	9,223,760
BP Capital Markets plc, 1.101%, 12/6/13 (r)	7,000,000	7,049,063
Burger King Corp., 9.875%, 10/15/18	1,500,000	1,680,000
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (e)	4,940,000	5,203,579
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	8,835,000	8,941,241
7.875%, 10/15/19 (e)	11,550,000	11,361,885
Capital One Capital VI, 8.875%, 5/15/40	2,587,000	2,604,385
Capital One Financial Corp.:
1.717%, 7/15/14 (r)	5,000,000	4,950,650
2.15%, 3/23/15	3,500,000	3,505,404
3.15%, 7/15/16	8,000,000	8,186,096
6.15%, 9/1/16	3,800,000	4,176,641
Caterpillar Financial Services Corp., 1.125%, 12/15/14	5,000,000	5,040,855
Cemex Espana Luxembourg, 9.875%, 4/30/19 (e)	7,781,000	7,469,760
Cemex SAB de CV, 5.47%, 9/30/15 (e)(r)	12,100,000	10,920,250
CenturyLink, Inc., 7.875%, 8/15/12	5,400,000	5,524,195
Charter One Bank, 6.375%, 5/15/12	7,640,000	7,671,851
CIT Group, Inc.:
5.25%, 4/1/14 (e)	2,750,000	2,808,437
4.75%, 2/15/15 (e)	2,925,000	2,950,816
5.25%, 3/15/18	1,500,000	1,530,000

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Citigroup, Inc.:
5.30%, 10/17/12	$5,000,000	$5,099,340
2.51%, 8/13/13 (r)	13,300,000	13,339,581
0.60%, 3/7/14 (r)	13,750,000	13,295,631
2.65%, 3/2/15	5,500,000	5,498,999
4.75%, 5/19/15	4,000,000	4,211,352
4.587%, 12/15/15	4,000,000	4,212,400
3.953%, 6/15/16	9,000,000	9,248,886
4.45%, 1/10/17	7,700,000	8,065,796
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	6,000,000	6,166,122
Colgate-Palmolive Co., 1.30%, 1/15/17	3,425,000	3,427,832
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA, 3.375%, 1/19/17	3,000,000	3,067,017
Crown Castle Towers LLC:
3.214%, 8/15/35 (e)	3,000,000	3,034,407
5.495%, 1/15/37 (e)	4,000,000	4,365,192
4.174%, 8/15/37 (e)	5,500,000	5,675,032
4.883%, 8/15/40 (e)	2,960,000	3,045,591
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	5,307,734	5,719,084
5.298%, 1/11/27 (e)	966,611	980,105
6.036%, 12/10/28	12,361,424	13,552,941
6.943%, 1/10/30	2,789,145	3,209,692
7.507%, 1/10/32 (e)	2,108,993	2,526,130
Daimler Finance North America LLC:
1.083%, 3/28/14 (r)(e)	8,000,000	7,951,720
1.875%, 9/15/14 (e)	1,500,000	1,521,504
2.625%, 9/15/16 (e)	3,000,000	3,095,946
DDR Corp., 4.75%, 4/15/18	4,000,000	4,143,672
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,646,875
Deutsche Telekom International Finance BV, 2.25%, 3/6/17 (e)	4,000,000	3,959,048
Discover Bank, 8.70%, 11/18/19	8,890,000	11,062,636
Discover Financial Services:
6.45%, 6/12/17	1,375,000	1,536,670
10.25%, 7/15/19	2,000,000	2,625,600
Dow Chemical Co., 4.125%, 11/15/21	2,500,000	2,571,863
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	2,987,262
Duke Energy Carolinas LLC, 1.75%, 12/15/16	3,000,000	3,037,692
Duke Realty LP, 5.875%, 8/15/12	4,171,000	4,236,430
Ecolab, Inc., 3.00%, 12/8/16	5,000,000	5,198,955
EI du Pont de Nemours & Co., 0.173%, 12/27/39 (r)	1,600,000	1,581,614
El Paso Corp., 7.875%, 6/15/12	6,309,000	6,371,995
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	22,305,000	23,977,875
Equity One, Inc., 6.25%, 12/15/14	5,500,000	5,921,305
ERP Operating LP, 5.25%, 9/15/14	6,811,000	7,376,490
Express Scripts, Inc., 5.25%, 6/15/12	5,000,000	5,042,495
FBG Finance Ltd., 5.125%, 6/15/15 (e)	6,150,000	6,801,408
FIA Card Services NA, 7.125%, 11/15/12	5,165,000	5,294,363
Fifth Third Bank, 0.605%, 5/17/13 (r)	12,515,000	12,406,382
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,642,950

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
FMG Resources August 2006 Pty. Ltd.:
7.00%, 11/1/15 (e)	$6,200,000	$6,324,000
6.00%, 4/1/17 (e)	4,750,000	4,702,500
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	3,000,000	3,044,754
3.875%, 1/15/15	3,000,000	3,029,286
4.25%, 2/3/17	7,350,000	7,428,998
Foster’s Finance Corp., 4.875%, 10/1/14 (e)	8,880,000	9,468,904
Four Fishers LLC VRDN, 0.44%, 4/1/24 (r)	4,490,000	4,490,000
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15	4,000,000	3,984,824
2.15%, 3/1/17	3,000,000	2,972,004
Frontier Communications Corp., 6.25%, 1/15/13	3,000,000	3,075,000
FUEL Trust:
4.207%, 4/15/16 (e)	36,750,000	37,715,680
3.984%, 12/15/22 (e)	4,000,000	4,058,320
General Electric Capital Corp.:
0.594%, 6/20/13 (r)	22,000,000	21,766,228
2.10%, 1/7/14	5,000,000	5,103,700
2.15%, 1/9/15	3,000,000	3,064,377
2.95%, 5/9/16	5,000,000	5,215,600
3.35%, 10/17/16	7,000,000	7,425,943
5.40%, 2/15/17	2,000,000	2,290,446
5.625%, 9/15/17	2,000,000	2,328,370
5.625%, 5/1/18	7,800,000	9,040,879
General Motors Corp. Escrow (b)*	14,816,000	111,120
Georgia-Pacific LLC, 8.25%, 5/1/16 (e)	2,900,000	3,198,549
Gilead Sciences, Inc.:
2.40%, 12/1/14	2,000,000	2,069,094
3.05%, 12/1/16	3,000,000	3,139,134
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	10,440,000	2,818,800
3.046%, 4/20/10 (e)(r)(y)*	10,830,000	2,924,100
3.226%, 1/21/11 (e)(r)(y)*	1,000,000	270,000
6.33%, 7/28/11 (e)(y)*	180,000	48,600
Goldman Sachs Group, Inc.:
5.45%, 11/1/12	3,000,000	3,068,358
6.00%, 5/1/14	3,100,000	3,323,343
1.071%, 9/29/14 (r)	3,000,000	2,884,260
5.35%, 1/15/16	10,000,000	10,604,840
3.625%, 2/7/16	4,300,000	4,298,779
5.75%, 10/1/16	10,000,000	10,823,110
Great River Energy, 5.829%, 7/1/17 (e)	13,552,619	14,702,830
Greif, Inc., 6.75%, 2/1/17	300,000	322,500
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	7,325,000	7,517,860
HCA, Inc.:
6.95%, 5/1/12	14,650,000	14,686,625
6.30%, 10/1/12	5,000,000	5,075,000
6.25%, 2/15/13	8,720,000	8,948,900
Health Care REIT, Inc., 3.625%, 3/15/16	1,000,000	1,014,812
Hercules Offshore, Inc., 7.125%, 4/1/17 (e)	3,000,000	3,003,750

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Hewlett-Packard Co.:
2.024%, 9/19/14 (r)	$8,000,000	$8,059,152
2.20%, 12/1/15	4,816,000	4,867,454
HSBC Bank plc:
1.625%, 8/12/13 (e)	4,395,000	4,385,415
1.367%, 1/17/14 (e)(r)	9,500,000	9,523,892
HSBC USA, Inc., 2.375%, 2/13/15	2,000,000	2,013,714
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,000,000	3,007,041
International Business Machines Corp.:
0.875%, 10/31/14	3,500,000	3,510,710
0.55%, 2/6/15	5,000,000	4,973,915
1.95%, 7/22/16	5,000,000	5,130,795
International Lease Finance Corp.:
6.50%, 9/1/14 (e)	5,000,000	5,281,250
4.875%, 4/1/15	4,750,000	4,701,569
5.875%, 4/1/19	5,000,000	4,832,270
Interpublic Group of Cos, Inc., 10.00%, 7/15/17	5,000,000	5,725,000
Irwin Land LLC:
4.51%, 12/15/15 (e)	945,000	956,368
5.03%, 12/15/25 (e)	900,000	932,364
Jefferies Group, Inc., 5.125%, 4/13/18	2,500,000	2,425,000
John Deere Capital Corp.:
1.25%, 12/2/14	1,860,000	1,884,059
2.00%, 1/13/17	4,000,000	4,080,236
JPMorgan Chase & Co.:
4.75%, 3/1/15	3,000,000	3,259,773
1.599%, 9/22/15 (r)	14,500,000	14,488,139
3.15%, 7/5/16	8,000,000	8,246,912
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	14,231,000	14,310,694
Kellogg Co., 1.875%, 11/17/16	2,505,000	2,527,497
KeyBank, 5.80%, 7/1/14	7,500,000	8,132,145
Kinder Morgan Energy Partners LP:
3.50%, 3/1/16	5,000,000	5,266,665
4.15%, 3/1/22	2,000,000	2,018,082
Kraft Foods, Inc., 1.457%, 7/10/13 (r)	10,000,000	10,063,750
Leucadia National Corp., 8.125%, 9/15/15	4,200,000	4,704,000
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	910,000	919,018
5.733%, 12/1/17 (e)	2,000,000	2,099,020
Lockheed Martin Corp., 2.125%, 9/15/16	2,000,000	2,034,356
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	750
Lyondell Chemical Co., 11.00%, 5/1/18	10,000,000	11,050,000
LyondellBasell Industries NV, 5.00%, 4/15/19 (e)	2,000,000	2,000,000
Manufacturers & Traders Trust Co., 2.081%, 4/1/13 (r)	1,400,000	1,399,315
Marriott International, Inc., 5.625%, 2/15/13	5,000,000	5,192,685
Masco Corp.:
5.875%, 7/15/12	5,690,000	5,733,318
4.80%, 6/15/15	10,500,000	10,756,777
5.85%, 3/15/17	3,010,000	3,084,792

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Merrill Lynch & Co., Inc.:
6.05%, 8/15/12	$2,500,000	$2,543,423
5.70%, 5/2/17	5,000,000	5,127,550
6.40%, 8/28/17	5,000,000	5,452,675
MetLife Institutional Funding II, 1.481%, 4/4/14 (r)(e)	10,000,000	10,035,540
Metropolitan Life Global Funding I, 1.082%, 4/10/12 (e)(r)	2,500,000	2,500,075
MGM Resorts International:
6.75%, 9/1/12	10,000,000	10,168,750
6.75%, 4/1/13	2,000,000	2,062,500
Morgan Stanley:
0.883%, 1/9/14 (r)	3,000,000	2,852,970
3.80%, 4/29/16	5,000,000	4,867,055
6.25%, 8/28/17	22,200,000	23,377,710
Nationwide Building Society, 0.675%, 5/17/12 (e)(r)	5,400,000	5,399,752
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	6,500,000	6,729,976
6.90%, 10/1/37	8,890,000	9,519,892
6.59%, 7/7/38	1,300,000	1,353,416
NBCUniversal Media LLC, 2.875%, 4/1/16	5,000,000	5,195,930
New York Life Global Funding, 1.65%, 5/15/17 (e)	3,050,000	3,024,502
Noble Holding International Ltd., 2.50%, 3/15/17	2,000,000	2,016,484
North Fork Bancorporation, Inc., 5.875%, 8/15/12	6,375,000	6,476,560
Northwest University VRDN, 0.21%, 9/1/18 (r)	3,000,000	3,000,000
Offshore Group Investments Ltd., 11.50%, 8/1/15	500,000	550,000
Ohana Military Communities LLC, 5.462%, 10/1/26 (e)	11,345,000	12,126,217
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,400,000	—
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	3,000,000	2,265,000
Pernod-Ricard SA:
2.95%, 1/15/17 (e)	5,000,000	5,050,645
4.25%, 7/15/22 (e)	2,000,000	2,005,176
Pioneer Natural Resources Co., 5.875%, 7/15/16	22,450,000	24,907,287
PNC Funding Corp., 5.625%, 2/1/17	2,700,000	3,013,219
Post Apartment Homes LP, 5.45%, 6/1/12	2,000,000	2,012,472
Procter & Gamble - ESOP, 0.213%, 11/15/39 (r)	1,000,000	999,003
Prudential Covered Trust, 2.997%, 9/30/15 (e)	2,000,000	2,022,578
Rio Tinto Finance USA Ltd., 2.25%, 9/20/16	5,000,000	5,141,125
Rio Tinto Finance USA plc:
1.125%, 3/20/15	3,000,000	3,002,526
2.00%, 3/22/17	2,000,000	2,004,518
Royal Bank of Canada:
1.45%, 10/30/14	7,000,000	7,092,652
3.125%, 4/14/15 (e)	7,100,000	7,516,230
Ryder System, Inc., 3.15%, 3/2/15	4,000,000	4,145,980
SABMiller Holdings, Inc., 2.45%, 1/15/17 (e)	7,000,000	7,087,801
SABMiller plc, 6.50%, 7/1/16 (e)	14,000,000	16,038,358
Safeway, Inc., 3.40%, 12/1/16	2,000,000	2,074,002
Sanofi, 1.20%, 9/30/14	2,000,000	2,021,766
SBA Tower Trust, 4.254%, 4/15/40 (e)	13,440,000	14,013,243
Schlumberger Norge AS, 1.95%, 9/14/16 (e)	2,000,000	2,023,712

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Simon Property Group LP:
5.25%, 12/1/16	$ 2,000,000	$2,261,800
2.80%, 1/30/17	5,000,000	5,119,640
SLM Corp., 5.375%, 1/15/13	5,000,000	5,100,115
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	12,460,000	12,709,200
SSIF Nevada LP, 1.267%, 4/14/14 (e)(r)	41,240,000	40,925,504
St. Jude Medical, Inc., 2.50%, 1/15/16	920,000	947,783
Stadshypotek AB, 1.02%, 9/30/13 (e)(r)	14,940,000	14,922,640
Steel Dynamics, Inc., 7.375%, 11/1/12	3,000,000	3,082,500
SunTrust Bank:
0.603%, 5/21/12 (r)	7,638,000	7,638,344
0.782%, 8/24/15 (r)	5,650,000	5,156,698
SunTrust Banks, Inc., 3.50%, 1/20/17	2,500,000	2,550,000
Symantec Corp., 2.75%, 9/15/15	2,710,000	2,822,823
Target Corp., 2.90%, 1/15/22	1,525,000	1,507,264
TD Ameritrade Holding Corp., 2.95%, 12/1/12	3,250,000	3,297,479
Telefonica Emisiones SAU:
0.861%, 2/4/13 (r)	4,000,000	3,921,368
2.582%, 4/26/13	3,275,000	3,288,781
6.421%, 6/20/16	16,796,000	17,905,762
TESCO plc, 2.00%, 12/5/14 (e)	3,000,000	3,050,301
Teva Pharmaceutical Finance IV LLC, 1.70%, 11/10/14	2,000,000	2,031,296
The Coca-Cola Co., 1.80%, 9/1/16	930,000	949,776
The Gap, Inc., 5.95%, 4/12/21	8,000,000	8,073,176
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	659
Time Warner Cable, Inc., 4.00%, 9/1/21	5,000,000	5,122,930
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	131,530,000	14,271,005
2/15/45 (b)(e)	128,378,801	19,808,849
Toronto-Dominion Bank:
0.739%, 7/26/13 (r)	13,000,000	13,037,258
0.867%, 7/14/14 (r)	2,000,000	2,007,566
2.20%, 7/29/15 (e)	7,000,000	7,238,714
Toyota Motor Credit Corp., 2.05%, 1/12/17	7,600,000	7,713,650
United Air Lines, Inc., 12.75%, 7/15/12	4,834,903	4,967,862
UnitedHealth Group, Inc., 1.875%, 11/15/16	2,000,000	2,018,830
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	43,479,000	45,394,946
Vale Canada Ltd., 7.75%, 5/15/12	7,589,000	7,637,820
Verizon Communications, Inc.:
1.25%, 11/3/14	2,500,000	2,526,878
2.00%, 11/1/16	10,000,000	10,157,110
Viacom, Inc.:
1.25%, 2/27/15	1,000,000	998,976
2.50%, 12/15/16	2,000,000	2,047,122
Visant Corp., 10.00%, 10/1/17	1,750,000	1,634,063
Volkswagen International Finance NV, 1.191%, 4/1/14 (e)(r)	12,100,000	12,062,163
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	38,087,000	35,992,215
Wal-Mart Stores, Inc. Pass Through Trust, 8.07%, 12/21/12	66,437	67,254
Walt Disney Co.:
0.875%, 12/1/14	3,950,000	3,967,542
1.125%, 2/15/17	3,000,000	2,965,239

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Wells Fargo & Co., 0.694%, 6/15/12 (r)	$1,830,000	$1,832,006
Western Express, Inc., 12.50%, 4/15/15 (e)	6,160,000	2,556,400
Willis North America, Inc., 5.625%, 7/15/15	14,261,000	15,372,488
Wind Acquisition Finance SA, 7.25%, 2/15/18 (e)	1,500,000	1,413,750
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	22,311,658	13,865,580
Xerox Corp.:
4.25%, 2/15/15	2,750,000	2,920,860
2.95%, 3/15/17	3,000,000	3,031,431
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (e)	2,500,000	2,545,390
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,670,079
Zimmer Holdings, Inc., 1.40%, 11/30/14	4,000,000	4,018,628

Total Corporate Bonds (Cost $1,705,703,156)		1,710,099,664

MUNICIPAL OBLIGATIONS - 4.5%
Butler Pennsylvania Redevelopment Authority Tax Allocation Bonds,
5.25%, 12/1/13	320,000	324,867
California HFA Revenue VRDN, 0.15%, 8/1/33 (r)	2,895,000	2,895,000
California Statewide Communities Development Authority
MFH Revenue VRDN, 0.19%, 10/15/34 (r)	1,000,000	1,000,000
California Statewide Communities Development Authority
Revenue Bonds, Zero Coupon, 6/1/13	3,190,000	3,025,683
Canyon Texas Regional Water Authority Revenue Bonds,
5.70%, 8/1/12	165,000	166,655
Corte Madera California COPs, 5.447%, 2/1/16	790,000	804,836
District of Columbia HFA MFH Revenue VRDN, 0.17%,
11/1/38 (r)	285,000	285,000
Franklin County Ohio Health Care Revenue VRDN,
0.17%, 11/1/34 (r)	1,495,000	1,495,000
Frisco Texas Economic Development Corp. Sales Tax Revenue
Bonds, 5.619%, 2/15/17	755,000	790,847
Gillette Wyoming Pollution Control Revenue VRDN, 0.17%,
1/1/18 (r)	1,300,000	1,300,000
Illinois Toll Highway Authority Revenue VRDN, 0.18%, 7/1/30 (r)	1,100,000	1,100,000
Louisiana HFA Revenue VRDN, 0.19%, 3/15/37 (r)	2,335,000	2,335,000
Marietta Georgia Housing Authority MFH Revenue VRDN,
0.16%, 7/1/24 (r)	1,400,000	1,400,000
Massachusetts Development Finance Agency Revenue VRDN,
0.25%, 9/1/16 (r)	2,600,000	2,600,000
Michigan Strategic Fund LO Revenue VRDN, 0.66%, 9/1/22 (r)	6,500,000	6,500,000
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	200,000	202,280
Mississippi Home Corp. MFH Revenue VRDN, 0.25%,
8/15/40 (r)	1,300,000	1,300,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.16%, 12/1/30 (r)	2,600,000	2,600,000
Morehead Kentucky League of Cities Funding Trust Lease
Program Revenue VRDN, 0.18%, 6/1/34 (r)	4,967,500	4,967,500
Ness Family Partners LP VRDN, 0.64%, 9/~~1~~/34 (r)	1,500,000	1,500,000
Nevada Department of Business & Industry Lease Revenue Bonds,
5.32%, 6/1/17	820,000	813,112
New Britain Connecticut GO Revenue VRDN, 0.32%, 2/1/26 (r)	2,600,000	2,600,000

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
New Hampshire Business Finance Authority Revenue VRDN,
0.23%, 10/1/37 (r)	$2,945,000	$2,945,000
New Jersey Economic Development Authority Revenue VRDN,
0.44%, 11/1/40 (r)	1,000,000	1,000,000
New Jersey Health Care Facilities Financing Authority Revenue
VRDN, 0.26%, 7/1/33 (r)	400,000	400,000
New York City Housing Development Corp. MFH Revenue VRDN,
0.17%, 11/15/37 (r)	1,480,000	1,480,000
New York State HFA Revenue VRDN:
0.17%, 5/15/34 (r)	2,400,000	2,400,000
0.27%, 5/1/42 (r)	2,480,000	2,480,000
Oakland California Redevelopment Agency Tax Allocation
Bonds, 5.263%, 9/1/16	1,640,000	1,664,305
Oakland City California PO Revenue Bonds, Zero Coupon,
12/15/12	1,680,000	1,639,277
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 5.59%, 9/1/17	895,000	920,203
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	435,000	440,424
Rathbone LLC VRDN, 0.28%, 1/1/38 (r)	3,660,000	3,660,000
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	215,000	218,240
Rural Electric Co-op Grantor Trust Certificates VRDN,
0.35%, 12/18/17 (r)	7,755,000	7,755,000
San Francisco California City & County Redevelopment
Agency Revenue VRDN, 0.15%, 6/15/34 (r)	3,000,000	3,000,000
South Bend County Indiana Economic Development Income
Tax Revenue Bonds, 5.20%, 2/1/14	685,000	722,038
South Dakota MFH Development Authority Revenue VRDN,
0.19%, 1/1/44 (r)	1,300,000	1,300,000
St. Louis Park Minnesota MFH Revenue VRDN, 0.18%, 8/1/34 (r)	5,192,000	5,192,000
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	205,000	209,756
Tarrant County Texas Industrial Development Corp. Revenue
VRDN, 0.32%, 9/1/27 (r)	3,510,000	3,510,000
Tift County Georgia IDA Revenue VRDN, 0.19%, 2/1/28 (r)	5,000,000	5,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone
Revenue VRDN, 0.21%, 3/1/27 (r)	2,600,000	2,600,000
Wisconsin Health & Educational Facilities Authority Revenue
VRDN, 0.14%, 4/1/35 (r)	5,535,000	5,535,000
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	335,821

Total Municipal Obligations (Cost $94,200,419)		94,412,844

FLOATING RATE LOANS(d) - 0.2%
Clear Channel Communications, Inc., 3.673%, 1/29/16 (r)	5,936,364	4,804,002

Total Floating Rate Loans (Cost $5,598,375)		4,804,002

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

	PRINCIPAL
SOVEREIGN GOVERNMENT BONDS - 1.1%	AMOUNT	VALUE
Province of Ontario Canada:
2.30%, 5/10/16	$5,000,000	$5,178,040
1.60%, 9/21/16	12,100,000	12,203,298
3.00%, 7/16/18	5,000,000	5,292,850

Total Sovereign Government Bonds (Cost $22,484,256)		22,674,188

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 0.1%
COP I LLC, 3.613%, 12/5/21	2,538,671	2,701,324

Total U.S. Government Agencies and Instrumentalities
(Cost $2,538,671)		2,701,324

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.0%
Fannie Mae:
3.50%, 4/12/12	17,235,000	17,698,191
4.00%, 4/12/12	22,550,000	23,642,265
Ginnie Mae, 5.50%, 5/20/32	692,740	17,612

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $41,660,616)		41,358,068

U.S. TREASURY - 0.9%
United States Treasury Notes:
0.375%, 3/15/15	685,000	682,378
0.875%, 2/28/17	5,030,000	4,994,634
2.00%, 2/15/22	14,050,000	13,779,973

Total U.S. Treasury (Cost $19,410,103)		19,456,985

TIME DEPOSIT - 0.9%
State Street Time Deposit, 0.113%, 4/2/12	19,252,712	19,252,712

Total Time Deposit (Cost $19,252,712)		19,252,712

EQUITY SECURITIES - 0.5%	SHARES
CoBank ACB, Preferred (e)*	7,910	5,784,188
Woodbourne Capital:
Trust I, Preferred (b)(e)	2,125,000	941,800
Trust II, Preferred (b)(e)	2,125,000	941,800
Trust III, Preferred (b)(e)	3,125,000	1,385,000
Trust IV, Preferred (b)(e)	3,125,000	1,385,000

Total Equity Securities (Cost $8,891,505)		10,437,788

TOTAL INVESTMENTS (Cost $2,119,217,441) - 101.0%.		2,120,604,290
Other assets and liabilities, net - (1.0%)		(21,464,827)
NET ASSETS - 100%		$2,099,139,463

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 24

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 87,089,899 shares outstanding				$1,394,648,850
Class C: 17,243,011 shares outstanding				276,415,882
Class I: 6,095,690 shares outstanding				98,612,901
Class Y: 20,280,959 shares outstanding				337,726,801
Undistributed net investment income (loss)				(3,947,938)
Accumulated net realized gain (loss) on investments				(5,756,341)
Net unrealized appreciation (depreciation) on investments				1,439,308

NET ASSETS				$2,099,139,463

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,397,324,186)				$16.04
Class C (based on net assets of $275,640,816)				$15.99
Class I (based on net assets of $98,250,306)				$16.12
Class Y (based on net assets of $327,924,155)				$16.17

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	1,419	6/12	$312,379,548	$66,319
5 Year U.S. Treasury Notes	64	6/12	7,842,500	(19,002)
10 Year U.S. Treasury Notes	11	6/12	1,424,328	5,142
Total Sold				$52,459

See notes to financial statements.

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest rates which are periodically redetermined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FSB: Federal Savings Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing
plc: Public Limited Coimpany
PO: Pension Obligation
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Note

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 26

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$35,583,640
Dividend income (net of foreign taxes withheld of $479)	150,432
Total investment income	35,734,072

Expenses:
Investment advisory fee	3,728,498
Administrative fees	3,257,093
Transfer agency fees and expenses	2,308,269
Distribution Plan expenses:
Class A	1,917,677
Class C	1,475,601
Trustees’ fees and expenses	88,170
Custodian fees	108,705
Registration fees	40,755
Reports to shareholders	373,801
Professional fees	277,487
Accounting fees	121,598
Contract services fees	710,847
Miscellaneous	41,914
Total expenses	14,450,415
Reimbursement from Advisor:
Class A	(1,379,946)
Fees paid indirectly	(557)
Net expenses	13,069,912

NET INVESTMENT INCOME	22,664,160

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,385,423)
Futures	2,362,686
(1,022,737)

Change in unrealized appreciation (depreciation) on:
Investments	40,477,649
Futures	(1,778,997)
38,698,652

NET REALIZED AND UNREALIZED GAIN
(LOSS)	37,675,915

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$60,340,075

See notes to financial statements.

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$22,664,160	$68,127,102
Net realized gain (loss)	(1,022,737)	46,324,603
Change in unrealized appreciation (depreciation)	38,698,652	(115,946,176)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	60,340,075	(1,494,471)

Distributions to shareholders from:
Net investment income:
Class A shares	(18,183,735)	(43,286,790)
Class C shares	(2,221,850)	(5,336,067)
Class I shares	(1,266,957)	(2,307,015)
Class Y shares	(4,939,556)	(27,082,249)
Net realized gain:
Class A shares	(24,894,153)	(14,395,127)
Class C shares	(4,770,949)	(2,459,898)
Class I shares	(1,308,387)	(501,603)
Class Y shares	(5,825,211)	(7,441,834)
Total distributions	(63,410,798)	(102,810,583)

Capital share transactions:
Shares sold:
Class A shares	160,250,999	582,423,753
Class C shares	17,210,555	77,607,005
Class I shares	20,514,525	46,389,911
Class Y shares	60,535,299	518,109,603
Reinvestment of distributions:
Class A shares	38,398,673	51,301,473
Class C shares	3,930,647	4,090,627
Class I shares	2,410,045	2,608,282
Class Y shares	5,893,402	7,474,894
Redemption fees:
Class A shares	64,565	58,384
Class C shares	564	4,400
Class Y shares	116,523	49,047
Shares redeemed:
Class A shares	(485,681,823)	(885,837,100)
Class C shares	(56,501,412)	(96,741,121)
Class I shares	(10,175,701)	(20,149,279)
Class Y shares	(193,703,541)	(1,106,198,375)
Total capital share transactions	(436,736,680)	(818,808,496)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(439,807,403)	(923,113,550)

See notes to financial statements.

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 28

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - (CONT’D)	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2012	2011
Beginning of period	$2,538,946,866	$3,462,060,416
End of period (including distributions in excess of
net investment income of $3,947,938 and $0, respectively)	$2,099,139,463	$2,538,946,866

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	10,003,814	35,292,929
Class C shares	1,079,392	4,719,563
Class I shares	1,285,507	2,796,484
Class Y shares	3,751,316	31,118,396
Reinvestment of distributions:
Class A shares	2,419,286	3,115,573
Class C shares	249,029	249,460
Class I shares	151,067	157,815
Class Y shares	368,163	450,531
Shares redeemed:
Class A shares	(30,369,862)	(53,697,921)
Class C shares	(3,548,741)	(5,886,425)
Class I shares	(631,765)	(1,215,929)
Class Y shares	(12,007,552)	(66,681,553)
Total capital share activity	(27,250,346)	(49,581,077)

See notes to financial statements.

www.	calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 29

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $41,233,383 or 2.0% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$70,774,652	—	$70,774,652
Collateralized mortgage-backed
obligations	—	10,556,145	—	10,556,145
Commercial mortgage-backed
securities	—	114,075,918	—	114,075,918
Corporate bonds	—	1,676,019,151	$34,080,513	1,710,099,664
Equity securities	$5,784,188	4,653,600	—	10,437,788
Floating rate loans	—	4,804,002	—	4,804,002
Municipal obligations	—	94,412,844	—	94,412,844
Sovereign government bonds	—	22,674,188	—	22,674,188
Time deposit	—	19,252,712	—	19,252,712
U.S. government obligations	—	63,516,377	—	63,516,377

TOTAL	$5,784,188	$2,080,739,589	$34,080,513	$2,120,604,290
Other financial instruments**	$1,831,456	—	—	$1,831,456

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	U.S. GOVERNMENT
	OBLIGATIONS	TOTAL
Balance as of 9/30/11	$36,902,076	$36,902,076
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(2,821,563)	(2,821,563)
Purchases	—	—
Sales	(1,800,000)	(6,257,115)
Transfers in and/or out of Level 3[1]	—	—
Balance as of 3/31/12	$34,080,513	$34,080,513

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

For the six months ended March 31, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($2,821,563). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts

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as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.

During the six month period, the Fund invested in 2 year, 5 year, and 10 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the period with a weighted average of 3,670 contracts and $27,016,059 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend

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date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 26.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

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Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion. Under the terms of the agreement, $587,097 was payable at period end. In addition, $306,782 was payable at period end for operating expenses paid by the Advisor during March 2012.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.08%, .75%, and .95% for Class A, I, and Y, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $509,664 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $536,005 was payable at period end.

CID received $23,954 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $325,317 for the six months ended March 31, 2012. Under the terms of the agreement, $49,899 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,082,991,615 and $1,090,124,391 respectively. U.S. government security purchases and sales were $961,585,811 and $999,977,457, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2012, such purchase and sales transactions were $213,787,000 and $201,785,000, respectively.

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As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$45,017,580
Unrealized (depreciation)	(44,794,797)
Net unrealized appreciation/(depreciation)	$222,783

Federal income tax cost of investments	$2,120,381,507

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2012.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $10,161,859 to the Fund on December 27, 2011, which will be provided for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011 (z)	2010
Net asset value, beginning	$16.06		$16.64	$16.48
Income from investment operations:
Net investment income	.16		.33	.42
Net realized and unrealized gain (loss)	.26		(.40)	.37
Total from investment operations	.42		(.07)	.79
Distributions from:
Net investment income	(.19)		(.39)	(.40)
Net realized gain	(.25)		(.12)	(.23)
Total distributions	(.44)		(.51)	(.63)
Total increase (decrease) in net asset value	(.02)		(.58)	.16
Net asset value, ending	$16.04		$16.06	$16.64

Total return*	2.69%		(.46%)	4.90%
Ratios to average net assets: A
Net investment income	2.02	% (a)	2.02%	2.53%
Total expenses	1.26	% (a)	1.15%	1.14%
Expenses before offsets	1.08	% (a)	1.08%	1.08%
Net expenses	1.08	% (a)	1.08%	1.08%
Portfolio turnover	102%		263%	226%
Net assets, ending (in thousands)	$1,397,324		$1,686,575	$2,002,449

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.70		$16.17	$16.11
Income from investment operations:
Net investment income	.52		.71	.73
Net realized and unrealized gain (loss)	.88		(.36)	.13
Total from investment operations	1.40		.35	.86
Distributions from:
Net investment income	(.49)		(.70)	(.71)
Net realized gain	(.13)		(.12)	(.09)
Total distributions	(.62)		(.82)	(.80)
Total increase (decrease) in net asset value	.78		(.47)	.06
Net asset value, ending	$16.48		$15.70	$16.17

Total return*	9.27%		2.13%	5.47%
Ratios to average net assets: A
Net investment income	3.34%		4.47%	4.54%
Total expenses	1.19%		1.17%	1.22%
Expenses before offsets	1.09%		1.08%	1.09%
Net expenses	1.08%		1.08%	1.08%
Portfolio turnover	359%		495%	533%
Net assets, ending (in thousands)	$1,758,619		$1,284,673	$604,790

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011 (z)	2010
Net asset value, beginning	$15.99		$16.58	$16.41
Income from investment operations:
Net investment income	.09		.21	.29
Net realized and unrealized gain (loss)	.28		(.41)	.38
Total from investment operations	.37		(.20)	.67
Distributions from:
Net investment income	(.12)		(.27)	(.27)
Net realized gain	(.25)		(.12)	(.23)
Total distributions	(.37)		(.39)	(.50)
Total increase (decrease) in net asset value	—		(.59)	.17
Net asset value, ending	$15.99		$15.99	$16.58
Total return*	2.38%		(1.25%)	4.18%
Ratios to average net assets: A
Net investment income	1.18	% (a)	1.30%	1.79%
Total expenses	1.91	% (a)	1.79%	1.80%
Expenses before offsets	1.91	% (a)	1.79%	1.80%
Net expenses	1.91	% (a)	1.79%	1.80%
Portfolio turnover	102%		263%	226%
Net assets, ending (in thousands)	$275,641		$311,299	$337,866

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009	(z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.64		$16.11	$16.06
Income from investment operations:
Net investment income	.39		.58	.59
Net realized and unrealized gain (loss)	.88		(.36)	.13
Total from investment operations	1.27		.22	.72
Distributions from:
Net investment income	(.37)		(.57)	(.58)
Net realized gain	(.13)		(.12)	(.09)
Total distributions	(.50)		(.69)	(.67)
Total increase (decrease) in net asset value	.77		(.47)	.05
Net asset value, ending	$16.41		$15.64	$16.11

Total return*	8.37%		1.35%	4.59%
Ratios to average net assets: A
Net investment income	2.51%		3.70%	3.72%
Total expenses	1.86%		1.88%	1.90%
Expenses before offsets	1.86%		1.88%	1.90%
Net expenses	1.85%		1.87%	1.89%
Portfolio turnover	359%		495%	533%
Net assets, ending (in thousands)	$219,342		$92,235	$49,984

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012		2011 (z)	2010
Net asset value, beginning	$16.12		$16.71	$16.53
Income from investment operations:
Net investment income	.20		.43	.50
Net realized and unrealized gain (loss)	.28		(.42)	.39
Total from investment operations	.48		.01	.89
Distributions from:
Net investment income	(.23)		(.48)	(.48)
Net realized gain	(.25)		(.12)	(.23)
Total distributions	(.48)		(.60)	(.71)
Total increase (decrease) in net asset value	—		(.59)	.18
Net asset value, ending	$16.12		$16.12	$16.71
Total return*	3.04%		.05%	5.53%
Ratios to average net assets: A
Net investment income	2.49	% (a)	2.57%	3.07%
Total expenses	.59	% (a)	.49%	.51%
Expenses before offsets	.59	% (a)	.49%	.51%
Net expenses	.59	% (a)	.49%	.51%
Portfolio turnover	102%		263%	226%
Net assets, ending (in thousands)	$98,250		$85,310	$59,348

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2009	(z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.74		$16.19	$16.13
Income from investment operations:
Net investment income	.57		.67	.79
Net realized and unrealized gain (loss)	.89		(.27)	.12
Total from investment operations	1.46		.40	.91
Distributions from:
Net investment income	(.54)		(.73)	(.76)
Net realized gain	(.13)		(.12)	(.09)
Total distributions	(.67)		(.85)	(.85)
Total increase (decrease) in net asset value	.79		(.45)	.06
Net asset value, ending	$16.53		$15.74	$16.19

Total return*	9.68%		2.49%	5.78%
Ratios to average net assets: A
Net investment income	3.39%		4.58%	4.91%
Total expenses	.62%		2.64%	6.11%
Expenses before offsets	.62%		.75%	.76%
Net expenses	.61%		.75%	.75%
Portfolio turnover	359%		495%	533%
Net assets, ending (in thousands)	$28,045		$1,503	$282

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2012		2011 (z)	2010
Net asset value, beginning	$16.18		$16.79	$16.59
Income from investment operations:
Net investment income	.18		.40	.43
Net realized and unrealized gain (loss)	.27		(.43)	.42
Total from investment operations	.45		(.03)	.85
Distributions from:
Net investment income	(.21)		(.46)	(.42)
Net realized gain	(.25)		(.12)	(.23)
Total distributions	(.46)		(.58)	(.65)
Total increase (decrease) in net asset value	(.01)		(.61)	.20
Net asset value, ending	$16.17		$16.18	$16.79

Total return*	2.86%		(.20%)	5.24%

Ratios to average net assets: A
Net investment income	2.27	% (a)	2.38%	2.72%
Total expenses	90	% (a)	.79%	.80%
Expenses before offsets	90	% (a)	.79%	.80%
Net expenses	90	% (a)	.79%	.80%
Portfolio turnover	102%		263%	226%
Net assets, ending (in thousands)	$327,924		$455,764	$1,062,397

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES			2009 (z)	2008	(z)ˆ
Net asset value, beginning			$15.80	$16.19
Income from investment operations:
Net investment income			.50	.31
Net realized and unrealized gain (loss)			.92	(.40)
Total from investment operations			1.42	(.09)
Distributions from:
Net investment income			(.50)	(.30)
Net realized gain			(.13)	—
Total distributions			(.63)	(.30)
Total increase (decrease) in net asset value			.79	(.39)
Net asset value, ending			$16.59	$15.80

Total return*			9.35%	(.58%)

Ratios to average net assets: A
Net investment income			3.14%	4.00	% (a)
Total expenses			.88%	1.13	% (a)
Expenses before offsets			.88%	.93	% (a)
Net expenses			.87%	.93	% (a)
Portfolio turnover			359%	215%
Net assets, ending (in thousands)			$149,126	$31,224

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From February 29, 2008, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

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administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At meetings held on December 7 and 29, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the

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Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Fund and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain related valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and

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that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A, Class I and Class Y shares. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. The Board also took into account the addition of a breakpoint to the advisory fee schedule. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for one share class. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A, Class I and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also took into account the reduction in one of breakpoints in the advisory fee schedule.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

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(24 hours, 7 days a week)
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Calvert Investments
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Web Site

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Calvert Investment Distributors, Inc.
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Suite 1000 North
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CALVERT	CALVERT’S	Equity Funds
SHORT	FAMILY OF FUNDS	Enhanced Equity Portfolio
DURATION		Equity Portfolio
INCOME FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

After a tumultuous fourth quarter of 2011, investors breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some parts of the country by March did not help. As a result, economic growth continued at a snail’s pace.

Investment-grade non-Treasury bonds, as measured by the Barclays U.S. Credit Index, fared well with a powerful rally in February and a return of 3.77% for the six-month reporting period. That’s better than the 0.02% return for three-month Treasury bills but slightly less than the 3.91% return of the Barclays Municipal Bond Index. However, both municipal and non-Treasury investment-grade bonds earned significantly less than the 11.65% return for the BofA Merrill Lynch High Yield Master II Index. In comparison, stocks in the Standard & Poor’s 500 Index gained 25.89% for the period.

Strengthening U.S. Banking System

With all the talk of crisis in the European banking system, I think it’s worth noting the improvements in the health of the banking system here in the United States. While it’s difficult to say that U.S. banks as a whole are completely out of the woods, notable strides have been made over the last year.

In 2011, assets of “problem institutions” decreased 18% from a 2010 high to $319 billion, according to Federal Deposit Insurance Corporation (FDIC) data.1 The FDIC uses a composite rating to identify problem institutions with financial, operational, or managerial weaknesses that threaten their continued financial viability. The number of failed institutions fell 70% in 2011 as well.

The quality of the debt that FDIC-insured commercial banks and savings institutions hold is improving as well. Net charge-offs for bad loans were down 40% from the prior year. In fact, the fourth quarter of 2011 was the sixth consecutive quarter with a year-over-year decline in charge-offs and the lowest quarterly level for charge-offs since the beginning of 2008. Also, the amount of loans that were more than 90 days past due declined 15% since the end of 2010.

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Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe to be undervalued. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund as well. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Fund to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now you can get the same information on the go with Calvert’s new iPhone® app, which is available for free at iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1. FDIC, Quarterly Banking Profile Fourth Quarter 2011, www.fdic.gov/qbp/index.asp. Net charge-offs are the total uncollectible loans removed from balance sheets, less amounts recovered on assets previously recorded as a charge-off.

2. Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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Performance

For the six-month period ended March 31, 2012, Calvert Long-Term Income Fund (class A shares at NAV) returned 2.70%. Its benchmark index, the Barclays Long U.S. Credit Index, returned 4.04% for the same period. The majority of the Fund’s underper-formance was due to the weaker performance of some of the Fund’s out-of-index holdings. The Fund’s shorter, more defensive duration helped performance, especially during the last month of the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest-rate movements.

CALVERT LONG-TERM INCOME FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at nav*)
	6 Months	12 Months
	ended	ended
	3/31/12 #	3/31/12
Class A	2.70%	7.65%
Barclays Long
U.S. Credit Index	4.04%	17.32%
Lipper BBB-Rated
Corp Debt Funds
Average	4.41%	8.14%

SEC YIELD
	30 DAYS ENDED
	3/31/12	9/30/11
	2.40%	2.82%

		% of Total
ECONOMIC SECTORS		Investments
Basic Materials		7.3%
Communications		9.3%
Consumer, Cyclical		6.2%
Consumer, Non-cyclical		6.6%
Energy		3.5%
Financials†		25.9%
Government		27.0%
Industrials		2.5%
Mortgage Securities		3.5%
Technology		1.2%
Time Deposit		5.3%
Utilities		1.7%
Total		100%

† Includes government-guaranteed issues and REITs.

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be higher than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

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Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global selloff in “risk” assets, including U.S. corporate bonds; and reduced expectations for global economic growth. Concerted and major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The central banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected timeframe for its near-zero interest rate policy through late 2014. The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default, and the possibility that Italy and Spain might have difficulty in the debt markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines, and funding markets began to defrost. Investors’ concerns persisted until early December when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S. unemployment rate had fallen from 9% to 8.2%. The U.S. housing market remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

Portfolio Strategy

During the reporting period, we repositioned the Fund to reflect a decrease in demand for thinly traded securities. We will continue to actively reduce our exposure to these types of investments and reallocate the proceeds to more liquid index-type names. This will help

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.32%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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increase Fund liquidity, as well as selectively increase our corporate credit exposure. We will continue to include out-of-index securities in the Fund when we believe they offer compelling relative value, but the size of these holdings should be smaller than it has been in the past.

CALVERT LONG-TERM INCOME FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A	(with max. load)
One year	3.62%
Five year	8.96%
Since inception (12/31/2004)	7.98%

Our underperformance during the reporting period was largely due to the weaker performance of some of the Fund’s investment-grade positions that were not included in the index as well as the Fund’s shorter-duration corporate exposure than that of the index.

We lengthened the Fund’s duration during the reporting period. At the start of the reporting period, the Fund’s duration was 7.30 years compared to the benchmark’s 12.97 years. By the end of the period, we had extended duration to roughly 9.51 years, while the index’s duration stood at 13.11 years. Ten-year Treasury rates rose during the reporting period from 1.92% to 2.22%. The Fund’s duration, which remained shorter than that of the index, helped offset some of the negative consequences of higher interest rates. We feel it’s prudent to maintain a shorter duration than the benchmark in this low interest rate environment. The Fund uses Treasury futures to hedge its interest rate position.

The Fund’s high-yield bonds, which are not included in the index, made a positive contribution to performance during the six-month period. At the start of the reporting period, high-yield bonds accounted for 7.50% (does not include non-rated bonds) of the Fund’s assets. The BofA Merrill Lynch High Yield Master II Index, a high-yield bond index, returned 11.65% during the reporting period.

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer.

In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to being more fairly valued. In our taxable bond Funds, we remain poised to take advantage of pricing anomalies created by rough markets, and plan to use windows of liquidity to sell positions that we believe have become fully valued.

May 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
Actual	$1,000.00	$1,019.00	$6.30
Hypothetical	$1,000.00	$1,018.76	$6.30
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORGINATED) - 0.1%	AMOUNT	VALUE
CS First Boston Mortgage Securities Corp., 5.25%, 12/25/35	$68,685	$68,468
JP Morgan Mortgage Trust, 4.233%, 7/25/35 (r)	16,817	16,797

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $82,318)		85,265

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
Credit Suisse First Boston Mortgage Securities Corp., 4.597%, 3/15/35	1,791,363	1,823,439
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	16,986	17,003
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	94,323	94,293
5.299%, 6/12/41 (r)	369,669	376,322
LB-UBS Commercial Mortgage Trust:
4.853%, 9/15/31	703,647	711,278
4.96%, 12/15/31	892,581	911,240
Morgan Stanley Dean Witter Capital I, 5.98%, 1/15/39	13,734	13,734
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r)	105,165	105,950

Total Commercial Mortgage-Backed Securities (Cost $4,072,206)		4,053,259

CORPORATE BONDS - 65.3%
Alcoa, Inc., 5.40%, 4/15/21	1,200,000	1,239,979
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	—
Ally Financial, Inc., 6.875%, 8/28/12	1,000,000	1,017,500
American Express Bank FSB, 0.392%, 6/12/12 (r)	1,000,000	1,000,189
American Express Credit Corp., 2.375%, 3/24/17	1,000,000	1,001,538
American International Group, Inc., 5.85%, 1/16/18	1,000,000	1,087,506
American Tower Corp.:
4.50%, 1/15/18	1,000,000	1,050,700
5.90%, 11/1/21	250,000	275,580
Amgen, Inc., 5.15%, 11/15/41	1,000,000	1,004,031
ANZ National International Ltd., 1.474%, 12/20/13 (e)(r)	850,000	845,980
APL Ltd., 8.00%, 1/15/24 (b)	1,230,000	750,300
ArcelorMittal, 5.50%, 3/1/21	1,000,000	981,475
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	800,000	773,688
AT&T, Inc.:
3.875%, 8/15/21	185,000	195,675
5.55%, 8/15/41	3,000,000	3,325,269
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	—
Bank of America Corp.:
1.973%, 1/30/14 (r)	400,000	392,723
2.131%, 7/11/14 (r)	1,000,000	979,391
3.75%, 7/12/16	150,000	150,747
5.00%, 5/13/21	1,000,000	1,001,543
5.70%, 1/24/22	1,000,000	1,058,584
5.875%, 2/7/42	1,000,000	994,610
Barrick Gold Corp., 5.25%, 4/1/42 (e)	1,000,000	985,690

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
BHP Billiton Finance USA Ltd.:
3.25%, 11/21/21	$250,000	$252,306
4.125%, 2/24/42	2,000,000	1,879,520
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	1,500,000	1,560,000
Brookfield Asset Management, Inc., 7.125%, 6/15/12	477,000	482,703
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	1,350,000	1,328,013
Capital One Financial Corp., 4.75%, 7/15/21	800,000	841,778
Cemex SAB de CV, 5.47%, 9/30/15 (e)(r)	1,000,000	902,500
CenturyLink, Inc.:
7.875%, 8/15/12	2,000,000	2,045,998
7.65%, 3/15/42	500,000	469,807
CIT Group, Inc., 5.25%, 3/15/18	500,000	510,000
Citigroup Funding, Inc., 0.63%, 7/12/12 (r)	500,000	500,641
Citigroup, Inc.:
2.51%, 8/13/13 (r)	1,000,000	1,002,976
3.953%, 6/15/16	200,000	205,531
4.50%, 1/14/22	1,000,000	1,003,915
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	1,500,000	1,541,530
Corning, Inc., 4.75%, 3/15/42	2,000,000	1,936,776
Crown Castle Towers LLC:
6.113%, 1/15/40 (e)	785,000	872,471
4.883%, 8/15/40 (e)	1,000,000	1,028,916
CVS Pass-Through Trust:
5.88%, 1/10/28	327,467	348,018
6.036%, 12/10/28	665,615	729,774
6.943%, 1/10/30	453,519	521,901
7.507%, 1/10/32 (e)	958,633	1,148,241
DDR Corp., 4.75%, 4/15/18	1,000,000	1,035,918
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e) .	1,000,000	944,688
Discover Bank:
8.70%, 11/18/19	500,000	622,195
7.00%, 4/15/20	500,000	573,728
Discover Financial Services, 10.25%, 7/15/19	500,000	656,400
Dow Chemical Co., 5.25%, 11/15/41	1,500,000	1,549,372
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	990,332
Ecolab, Inc., 5.50%, 12/8/41	1,000,000	1,084,508
Enterprise Products Operating LLC:
4.85%, 8/15/42	2,000,000	1,910,318
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	340,000	365,500
ERP Operating LP, 4.625%, 12/15/21	500,000	526,468
FIA Card Services NA, 7.125%, 11/15/12	500,000	512,523
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,095,300
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	100,000	101,492
3.875%, 1/15/15	400,000	403,905
4.25%, 2/3/17	100,000	101,075
5.875%, 8/2/21	1,000,000	1,078,590
France Telecom SA, 5.375%, 1/13/42	700,000	740,040
FUEL Trust, 4.207%, 4/15/16 (e)	1,000,000	1,026,277

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
General Electric Capital Corp.:
5.625%, 9/15/17	$ 1,000,000	$1,164,185
5.625%, 5/1/18	1,000,000	1,159,087
4.65%, 10/17/21	1,500,000	1,596,480
General Motors Corp. Escrow (b)*	200,000	1,500
General Motors Corp. Escrow (b)*	500,000	3,750
General Motors Corp. Escrow (b)*	200,000	1,500
Gilead Sciences, Inc., 5.65%, 12/1/41	1,000,000	1,068,203
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	75,000	20,250
6.693% to 6/15/11, floating rate thereafter
to 6/15/16 (e)(r)(y)*	150,000	15
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	1,000,000	1,078,630
5.25%, 7/27/21	500,000	494,958
5.75%, 1/24/22	2,000,000	2,057,480
Greif, Inc., 6.75%, 2/1/17	500,000	537,500
HCA, Inc., 6.30%, 10/1/12	1,000,000	1,015,000
Hewlett-Packard Co., 4.30%, 6/1/21	1,500,000	1,529,769
International Business Machines Corp., 2.90%, 11/1/21	1,000,000	1,014,395
Irwin Land LLC, 5.03%, 12/15/25 (e)	758,000	785,258
Jefferies Group, Inc., 5.125%, 4/13/18	500,000	485,000
Johnson Controls, Inc., 5.00%, 3/30/20	1,000,000	1,124,653
Jones Group, Inc., 6.875%, 3/15/19	1,000,000	978,750
JPMorgan Chase & Co.:
4.40%, 7/22/20	250,000	259,353
4.35%, 8/15/21	950,000	970,647
4.50%, 1/24/22	2,000,000	2,080,678
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	800,000	804,480
Kraft Foods, Inc., 1.457%, 7/10/13 (r)	1,000,000	1,006,375
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	2,100,000	2,018,625
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	83,945
Lowe’s Co.’s, Inc., 5.125%, 11/15/41	500,000	545,197
Medtronic, Inc., 4.50%, 3/15/42	500,000	507,954
Methanex Corp., 5.25%, 3/1/22	1,000,000	1,017,882
MetLife, Inc., 0.791%, 6/29/12 (r)	300,000	300,374
MGM Resorts International, 6.75%, 9/1/12	500,000	508,437
Morgan Stanley:
6.25%, 8/28/17	500,000	526,525
5.50%, 1/26/20	500,000	487,640
5.50%, 7/24/20	1,500,000	1,463,977
National Fuel Gas Co., 6.50%, 4/15/18	100,000	112,582
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	1,600,000	1,656,610
6.90%, 10/1/37	390,000	417,633
6.59%, 7/7/38	30,000	31,233
NBCUniversal Media LLC, 4.375%, 4/1/21	500,000	535,572
New York University, 5.236%, 7/1/32	850,000	951,558
Newmont Mining Corp.:
3.50%, 3/15/22	1,000,000	963,411
4.875%, 3/15/42	1,000,000	930,415
Noble Holding International Ltd., 5.25%, 3/15/42	1,000,000	993,425

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Offshore Group Investments Ltd., 11.50%, 8/1/15	$ 500,000	$550,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	70,000	73,728
O’Reilly Automotive, Inc., 4.625%, 9/15/21	670,000	706,299
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	150,000	99,563
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	39,748	31,702
PacifiCorp:
2.95%, 2/1/22	2,000,000	1,971,660
4.10%, 2/1/42	400,000	384,444
PepsiCo, Inc.:
2.75%, 3/5/22	500,000	486,484
4.00%, 3/5/42	500,000	473,822
Pernod-Ricard SA, 5.50%, 1/15/42 (e)	1,000,000	1,005,314
Pioneer Natural Resources Co., 5.875%, 7/15/16	700,000	776,619
PPL Montana LLC, 8.903%, 7/2/20	15,481	17,374
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	24,283
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	2,000,000	2,064,716
Rio Tinto Finance USA plc, 4.75%, 3/22/42	1,000,000	997,919
SABMiller Holdings, Inc.:
3.75%, 1/15/22 (e)	780,000	793,542
4.95%, 1/15/42 (e)	2,000,000	2,072,052
Schlumberger Investment SA, 3.30%, 9/14/21 (e)	1,500,000	1,519,710
Simon Property Group LP:
10.35%, 4/1/19	320,000	440,793
4.125%, 12/1/21	350,000	367,253
Southern Power Co., 5.15%, 9/15/41	1,000,000	1,047,872
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	1,100,000	1,122,000
SunTrust Bank, 0.782%, 8/24/15 (r)	975,000	889,873
Svenska Handelsbanken AB, 1.474%, 9/14/12 (e)(r)	500,000	501,498
Syngenta Finance NV, 4.375%, 3/28/42	2,000,000	2,010,658
Target Corp., 2.90%, 1/15/22	500,000	494,185
Telefonica Emisiones SAU, 5.134%, 4/27/20	1,800,000	1,721,570
The Gap, Inc., 5.95%, 4/12/21	1,000,000	1,009,147
The Home Depot, Inc., 5.875%, 12/16/36	1,440,000	1,725,303
Time Warner Cable, Inc., 5.50%, 9/1/41	1,500,000	1,571,292
Time Warner, Inc., 5.375%, 10/15/41	1,500,000	1,576,035
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,950,000	645,575
2/15/45 (b)(e)	6,203,418	957,187
Toyota Motor Credit Corp., 3.30%, 1/12/22	500,000	509,715
United Airlines, Inc., 12.75%, 7/15/12	1,964,160	2,018,174
UnitedHealth Group, Inc.:
3.375%, 11/15/21	200,000	205,293
4.625%, 11/15/41	200,000	200,054
US Bank, 3.778% to 4/29/15, floating rate thereafter
to 4/29/20 (r)	1,000,000	1,044,066
Verizon Communications, Inc., 4.75%, 11/1/41	1,000,000	1,012,240
VF Corp., 3.50%, 9/1/21	1,000,000	1,026,219
Viacom, Inc., 4.50%, 2/27/42	500,000	473,036
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	2,200,000	2,079,000

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Walt Disney Co., 4.125%, 12/1/41	$200,000	$195,040
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	909,640	565,296
Yara International ASA, 7.875%, 6/11/19 (e)	950,000	1,173,317

Total Corporate Bonds (Cost $129,552,088)		132,466,455

MUNICIPAL OBLIGATIONS - 1.6%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	34,715
Connecticut Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	1,000,000	1,113,160
Cook County Illinois School District GO Bonds, Zero
Coupon, 12/1/24	25,000	10,505
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	90,970
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	73,986
Moreno Valley California Public Financing Authority
Revenue Bonds, 5.549%, 5/1/27	50,000	50,599
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	25,125
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	73,844
Orange County California PO Revenue Bonds, Zero
Coupon, 9/1/14	95,000	87,998
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	86,235
8/1/28	175,000	55,701
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	44,998
Texas Transportation Commission Revenue Bonds,
5.178%, 4/1/30	1,000,000	1,167,040
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	100,000	113,640
6.734%, 9/1/47 (e)	100,000	117,626
West Covina California Public Financing Authority Lease
Revenue Bonds, 6.05%, 6/1/26	40,000	38,358

Total Municipal Obligations (Cost $2,881,847)		3,184,500

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 1.1%
Federal Home Loan Bank, 5.00%, 11/17/17	400,000	479,229
Freddie Mac:
5.25%, 4/18/16	700,000	818,658
6.75%, 3/15/31	700,000	1,007,703

Total U.S. Government Agencies And Instrumentalities
(Cost $2,102,400)		2,305,590

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U.S. GOVERNMENT AGENCY	PRINCIPAL
MORTGAGE-BACKED SECURITIES - 1.5%	AMOUNT	VALUE
Fannie Mae:
3.50%, 4/12/12	$1,270,000	$1,304,131
4.00%, 4/12/12	1,695,000	1,777,102

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $3,096,850)		3,081,233

u.s. treasurY - 24.0%
United States Treasury Bonds:
3.125%, 11/15/41	7,080,000	6,791,271
3.125%, 2/15/42	8,217,000	7,876,767
United States Treasury Notes:
0.875%, 2/28/17	1,255,000	1,246,176
2.00%, 2/15/22	33,409,000	32,766,912

Total U.S. Treasury (Cost $49,338,943)		48,681,126

FLOATING RATE LOANS (d)- 0.2%
Clear Channel Communications, Inc., 3.673%, 1/29/16 (r)	474,429	383,931

Total Floating Rate Loans (Cost $446,592)		383,931

SOVEREIGN GOVERNMENT BONDS - 1.0%
Province of Ontario Canada, 3.00%, 7/16/18	2,000,000	2,117,140

Total Sovereign Government Bonds (Cost $2,095,998)		2,117,140

TIME DEPOSIT - 5.4%
State Street Bank Time Deposit, 0.113%, 4/2/12	10,964,198	10,964,198

Total Time Deposit (Cost $10,964,198)		10,964,198

EQUITY SECURITIES - 0.4%	SHARES
CoBank ACB, Preferred (e)*	400	292,500
Woodbourne Capital, Trust I, Preferred (b)(e)	1,000,000	443,200

Total Equity Securities (Cost $595,179)		735,700

TOTAL INVESTMENTS (Cost $205,228,619) - 102.6%.		208,058,397
Other assets and liabilities, net - (2.6%)		(5,324,936)
NET ASSETS - 100%		$202,733,461

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 11,671,632 shares of
beneficial interest, unlimited number of no par value shares authorized				$195,947,002
Undistributed net investment income (loss)				(77,685)
Accumulated net realized gain (loss) on investments				4,520,258
Net unrealized appreciation (depreciation) on investments				2,343,886

NET ASSETS				$202,733,461

NET ASSET VALUE PER SHARE				$17.37

			UNDERLYING
	NUMBER OF	EXPIRATION	FACE AMOUNT	UNREALIZED APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	163	6/12	$21,105,953	($297,907)
30 Year U.S. Treasury Bonds	38	6/12	5,234,500	(194,797)
Total Purchased				($492,704)

Sold:
2 Year U.S. Treasury Notes	63	6/12	$13,868,859	$6,812

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(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.

Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

* Non-income producing security.

Abbreviations:

FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$3,677,468
Dividend income	49,715
Total investment income	3,727,183

Expenses:
Investment advisory fee	386,926
Administrative fees	266,012
Transfer agency fees and expenses	230,352
Distribution Plan expenses	241,829
Trustees’ fees and expenses	7,542
Custodian fees	28,642
Accounting fees	15,931
Registration fees	8,633
Reports to shareholders	33,181
Professional fees	21,585
Miscellaneous	32,422
Total expenses	1,273,055
Reimbursement from Advisor	(66,108)
Fees paid indirectly	(44)
Net expenses	1,206,903

NET INVESTMENT INCOME	2,520,280

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,515,381
Futures	601,539
5,116,920

Change in unrealized appreciation (depreciation) on:
Investments	(2,024,344)
Futures	(570,585)
(2,594,929)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	2,521,991

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,042,271

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$2,520,280	$4,808,914
Net realized gain (loss)	5,116,920	6,449,706
Change in unrealized appreciation (depreciation)	(2,594,929)	(2,011,386)*

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,042,271	9,247,234

Distributions to shareholders from:
Net investment income	(2,597,965)	(5,023,868)
Net realized gain	(6,760,238)	(5,562,393)
Total distributions	(9,358,203)	(10,586,261)

Capital share transactions:
Shares sold	61,613,435	112,429,922
Reinvestment of distributions	8,292,706	9,364,526
Redemption fees	3,020	15,958
Shares redeemed	(36,559,761)	(86,546,485)
Total capital share transactions	33,349,400	35,263,921

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,033,468	33,924,894

NET ASSETS
Beginning of period	173,699,993	139,775,099 *
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $77,685 and $0, respectively)	$202,733,461	$173,699,993

CAPITAL SHARE ACTIVITY
Shares sold	3,506,239	6,401,241
Reinvestment of distributions	479,330	542,707
Shares redeemed	(2,088,399)	(4,957,664)
Total capital share activity	1,897,170	1,986,284

*Amount was revised for changes to the value of certain security holdings as further described in Note E.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $2,803,012, or 1.4% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mort-

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gage obligations, commercial mortgage securities and U.S. government agency Mortgage Securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3		Total
Equity securities	$292,500	$443,200	-		$735,700
Collateralized mortgage-backed
obligations	-	85,265	-		85,265
Commercial mortgage-backed
securities	-	4,053,259	-		4,053,259
Corporate debt	-	130,863,693	$1,602,762		132,466,455
Municipal obligations	-	3,184,500	-		3,184,500
U.S. government obligations	-	54,067,949	-		54,067,949
Sovereign government bonds	-	2,117,140	-		2,117,140
Floating rate loans	-	383,931	-		383,931
Other debt obligations	-	10,964,198	-		10,964,198
TOTAL	$292,500	$206,163,135	$1,602,762	***	$208,058,397
Other financial instruments**	($485,892)	-	-		($485,892)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

*** Level 3 Securities represent 0.8% of net assets.

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Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.

During the six month period, the Fund invested in 2 year, 10 year, and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the period with a weighted average of 449 contracts and $8,675,568 weighted average notional value.

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Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax

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years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund’s average daily net assets. Under the terms of the agreement, $69,639 was payable at period end. In addition, $50,394 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% of the average daily net assets. Under the terms of the agreement, $47,877 was payable at period end.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Under the terms of the agreement, $43,525 was payable at period end.

CID received $61,866 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $34,182 for the six months ended March 31, 2012. Under the terms of the agreement, $6,323 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $162,048,823 and $138,480,206, respectively. U.S. government security purchases and sales were $220,148,596 and $202,684,300, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2012, there were no such transactions.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$5,422,520
Unrealized (depreciation)	(3,441,314)
Net unrealized appreciation/(depreciation)	$1,981,206

Federal income tax cost of investments	$206,077,191

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2012.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end. These adjustments had the effect of changing the net asset value of the Fund by ($203,277), ($483,547), ($125,413), and ($602,412) (unaudited) as of September 30, 2008, 2009, 2010 and March 31, 2011, respectively. These adjustments also had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $381,095 to the Fund on December 27, 2011, which will be provided for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011	2010 ^^
Net asset value, beginning	$17.77		$17.95 ^	$17.32 ^
Income from investment operations:
Net investment income	.23		.58	.58
Net realized and unrealized gain (loss)	.23		.51 ^	1.50 ^
Total from investment operations	.46		1.09	2.08
Distributions from:
Net investment income	(.23)		(.59)	(.57)
Net realized gain	(.63)		(.68)	(.88)
Total distributions	(.86)		(1.27)	(1.45)
Total increase (decrease) in net asset value	(.40)		(.18)	.63
Net asset value, ending	$17.37		$17.77	$17.95 ^

Total return*	2.70%		6.63%^	12.78%^
Ratios to average net assets: A
Net investment income	2.61	% (a)	3.26%	3.47%
Total expenses	1.32	% (a)	1.32%	1.42%
Expenses before offsets	1.25	% (a)	1.25%	1.25%
Net expenses	1.25	% (a)	1.25%	1.25%
Portfolio turnover	201%		498%	596%
Net assets, ending (in thousands)	$202,733		$173,700	$139,775 ^

	YEARS ENDED
	SEPTEMBER 30		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	^^	2008 ^^	2007
Net asset value, beginning	$15.33	^	$15.62	$15.36
Income from investment operations:
Net investment income	.54		.62	.62
Net realized and unrealized gain (loss)	2.46	^	.09 ^	.27
Total from investment operations	3.00		.71	.89
Distributions from:
Net investment income	(.52)		(.61)	(.61)
Net realized gain	(.49)		(.39)	(.02)
Total distributions	(1.01)		(1.00)	(.63)
Total increase (decrease) in net asset value	1.99		(.29)	.26
Net asset value, ending	$17.32	^	$15.33 ^	$15.62

Total return*	20.68	%^	4.56%^	5.92%
Ratios to average net assets: A
Net investment income	3.45%		3.96%	4.09%
Total expenses	1.46%		1.66%	2.03%
Expenses before offsets	1.27%		1.28%	1.30%
Net expenses	1.25%		1.25%	1.25%
Portfolio turnover	781%		604%	767%
Net assets, ending (in thousands)	$77,153	^	$29,328 ^	$12,139

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ Amount was revised for changes to the value of certain security holdings as further described in Note E.

^^ The Financial Highlights for years ended 2008 through 2010, along with components of the Statements of Changes in Net Assets for year ended September 30, 2010, have been restated to reflect a change for an immaterial pricing adjustment.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At meetings held on December 7 and 29, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory

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fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Fund and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain related valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its Lipper peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Fund outperformed its Lipper index for the three- and five-year periods ended June 30, 2011, and underperformed its Lipper index for the one-year period ended June 30, 2011. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group.

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The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A shares. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. The Board also took into account the reduction in the administrator fee that went into effect earlier in the year. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also took into account the reduction in the administrative fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

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(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
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800-541-1524

Branch Office

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Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
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Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
LONG-TERM	FAMILY OF FUNDS	Enhanced Equity Portfolio
INCOME FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

After a tumultuous fourth quarter of 2011, investors breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bail-out seemed to pull the eurozone back from the brink of collapse. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some parts of the country by March did not help. As a result, economic growth continued at a snail’s pace.

Investment-grade non-Treasury bonds, as measured by the Barclays U.S. Credit Index, fared well with a powerful rally in February and a return of 3.77% for the six-month reporting period. That’s better than the 0.02% return for three-month Treasury bills but slightly less than the 3.91% return of the Barclays Municipal Bond Index. However, both municipal and non-Treasury investment-grade bonds earned significantly less than the 11.65% return for the BofA Merrill Lynch High Yield Master II Index. In comparison, stocks in the Standard & Poor’s 500 Index gained 25.89% for the period.

Strengthening U.S. Banking System

With all the talk of crisis in the European banking system, I think it’s worth noting the improvements in the health of the banking system here in the United States. While it’s difficult to say that U.S. banks as a whole are completely out of the woods, notable strides have been made over the last year.

In 2011, assets of “problem institutions” decreased 18% from a 2010 high to $319 billion, according to Federal Deposit Insurance Corporation (FDIC) data.1 The FDIC uses a composite rating to identify problem institutions with financial, operational, or managerial weaknesses that threaten their continued financial viability. The number of failed institutions fell 70% in 2011 as well.

The quality of the debt that FDIC-insured commercial banks and savings institutions hold is improving as well. Net charge-offs for bad loans were down 40% from the prior year. In fact, the fourth quarter of 2011 was the sixth consecutive quarter with a year-over-year decline in charge-offs and the lowest quarterly level for charge-offs since the beginning of 2008. Also, the amount of loans that were more than 90 days past due declined 15% since the end of 2010.

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Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe to be undervalued. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund as well. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Fund to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now you can get the same information on the go with Calvert’s new iPhone® app, which is available for free at iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1. FDIC, Quarterly Banking Profile Fourth Quarter 2011, www.fdic.gov/qbp/index.asp. Net charge-offs are the total uncollectible loans removed from balance sheets, less amounts recovered on assets previously recorded as a charge-off.

2. Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

Performance

For the six-month period ended March 31, 2012, Calvert Ultra-Short Income Fund (Class A shares at NAV) returned 1.44%. Its benchmark index, the Barclays 9-12 Months Short Treasury Index, returned 0.09% for the same period. The Fund’s outperformance was largely due to its positions in corporate bonds, which generally rallied during the reporting period. The benchmark index does not include corporate bonds.

CALVERT ULTRA-SHORT INCOME FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at nav*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	1.44%	0.69%
Class Y	1.49%	0.92%

Barclays
9-12 Months Short
Treasury Index	0.09%	0.37%
Lipper Ultra-Short
Obligations
Funds Average	1.01%	0.80%

SEC YIELD
	30 DAYS ENDED
	3/31/12	9/30/11
Class A	0.85%	1.68%
Class Y	1.05%	1.91%

		% of Total
ECONOMIC SECTORS		Investments
Asset Backed Securities		5.0%
Basic Materials		2.6%
Communications		3.8%
Consumer, Cyclical		6.4%
Consumer, Non-cyclical		8.9%
Energy		3.9%
Financials †		46.8%
Government		0.3%
Industrials		1.3%
Mortgage Securities		11.2%
Technology		4.2%
Time Deposit		5.6%
Total		100%

† Includes government-guaranteed issues and REITs.

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

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Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global selloff in “risk” assets, including U.S. corporate bonds; and reduced expectations for global economic growth. Concerted and major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected time-frame for its near-zero interest rate policy through late 2014. The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default and the possibility that Italy and Spain might have difficulty in the debt markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines, and funding markets began to defrost. Investors’ concerns persisted until early December when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S. unemployment rate had fallen from 9% to 8.2%. The U.S. housing market remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

Portfolio Strategy

The Fund holds floating-rate notes, which helped performance during the reporting period. These are short-term investments with variable rates that help protect investors in a rising interest rate environment. Returns on floating-rate notes are linked to a benchmark interest rate, such as the London Interbank Offered Rate (LIBOR). The amount of interest paid is

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reset at regular intervals, increasing or decreasing in lockstep with the underlying benchmark rate. Three-month LIBOR rose from 0.37% to 0.47% over the six-month reporting period. At the beginning of the reporting period, floating-rate notes accounted for 26.3% of the Fund’s net assets. The Fund uses Treasury futures to hedge its interest rate position.

The Fund’s out-of-index holdings in both investment-grade and high-yield corporate bonds also contributed to its outperformance during the six-month period. At the beginning of the reporting period, high-yield bonds accounted for 7.62% of the Fund’s net assets. (This percentage does not include non-rated bonds.) The BofA Merrill Lynch High Yield Master II Index returned 11.65% for the six-month reporting period.

CALVERT ULTRA-SHORT INCOME FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max. load)
One year	-0.58%
Five year	3.27%
Since inception (10/31/2006)	3.40%

CLASS Y SHARES*
One year	0.92%
Five year	3.61%
Since inception (10/31/2006)	3.72%

*Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer.

We expect money-market rates to remain very low over the next six months. In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to being more fairly valued. In our taxable bond Funds, we remain poised to take advantage of pricing anomalies created by rough markets, and plan to use windows of liquidity to sell positions that we believe have become fully valued.

May 2012

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.06%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,013.80	$4.48
Hypothetical	$1,000.00	$1,020.55	$4.50
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,014.90	$3.46
Hypothetical	$1,000.00	$1,021.56	$3.48
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.89% and 0.69% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 5.0%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust, 5.243%, 1/6/15 (r)	$335,634	$342,124
Bear Stearns Asset Backed Securities Trust, 0.462%, 12/25/35 (r)	904,041	871,855
Capital Auto Receivables Asset Trust:
6.57%, 9/16/13 (e)	2,875,000	2,880,961
5.76%, 2/18/14 (e)	665,211	667,283
6.51%, 2/18/14 (e)	3,000,000	3,031,944
8.30%, 2/18/14 (e)	1,300,000	1,318,879
5.30%, 5/15/14	105,470	105,851
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.396%, 2/25/30	251,649	252,853
CPS Auto Trust:
6.48%, 7/15/13 (e)	708,092	715,691
5.92%, 5/15/14 (e)	345,996	347,974
DT Auto Owner Trust:
2.36%, 4/15/13 (e)	322,979	323,058
0.99%, 5/15/13 (e)	399,622	399,606
Franklin Auto Trust, 7.16%, 5/20/16 (e)	1,913,661	1,943,978
Harley-Davidson Motorcycle Trust:
5.23%, 3/15/14	1,000,000	1,001,744
5.41%, 8/15/15	1,000,000	1,001,508
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	1,017,953	1,022,173
Navistar Financial Corp. Owner Trust, 2.60%, 4/20/15 (e)	2,790,000	2,791,369
Santander Drive Auto Receivables Trust, 2.10%, 9/15/14 (e)	1,570,000	1,578,082

Total Asset-Backed Securities (Cost $20,838,909)		20,596,933

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.2%
Chase Mortgage Finance Corp.:
2.757%, 2/25/37 (r)	360,426	328,637
2.831%, 2/25/37 (r)	201,912	198,496
Impac CMB Trust, 0.762%, 4/25/35 (r)	4,004	3,140
JP Morgan Mortgage Trust, 4.233%, 7/25/35 (r)	40,362	40,312
Merrill Lynch Mortgage Investors, Inc., 2.572%, 12/25/35 (r)	39,193	38,967

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $588,793)		609,552

COMMERICAL MORTGAGE-BACKED SECURITIES - 10.5%
Asset Securitization Corp.:
6.679%, 2/14/43 (r)	4,000,000	4,083,592
6.699%, 2/14/43 (r)	738,000	751,536
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
6.186%, 6/11/35	85,902	86,017
4.576%, 7/10/42	419,023	423,070
4.783%, 7/10/43 (r)	186,642	186,592
5.118%, 7/11/43	266,118	266,333

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	PRINCIPAL
COMMERICAL MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Bear Stearns Commercial Mortgage Securities:
4.72%, 11/11/35 (r)	$3,288,415	$3,310,658
6.46%, 10/15/36	359,688	359,537
4.83%, 8/15/38	2,102,499	2,122,229
Chase Manhattan Bank-First Union National Bank,
6.40%, 8/15/31 (e)	1,336,489	1,374,397
Commercial Mortgage Acceptance Corp., 6.21%, 7/15/31 (e)	3,000,000	3,059,133
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	5,600,000	6,021,865
Credit Suisse First Boston Mortgage Securities Corp.:
4.597%, 3/15/35	1,791,363	1,823,440
5.603%, 7/15/35	2,348,023	2,349,803
4.94%, 12/15/35	999,931	1,013,518
3.936%, 5/15/38	1,952,807	1,991,895
GE Capital Commercial Mortgage Corp.:
5.349%, 8/11/36	1,574,488	1,584,366
4.996%, 12/10/37	4,229,782	4,291,144
GMAC Commercial Mortgage Securities, Inc.:
6.70%, 4/15/34	44,420	44,364
4.646%, 4/10/40	19,624	19,789
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	92,575	92,665
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	707,423	707,196
4.275%, 1/12/37	253,135	253,134
LB-UBS Commercial Mortgage Trust:
5.594%, 6/15/31	186,852	187,004
4.853%, 9/15/31	1,977,248	1,998,691
Merrill Lynch Mortgage Trust:
5.619%, 7/12/34	199,940	199,798
4.892%, 2/12/42	637,083	644,399
Morgan Stanley Capital I, 5.007%, 1/14/42	122,349	122,269
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	1,000,000	1,017,855
5.74%, 12/15/35	31,677	31,661
5.08%, 9/15/37	1,154,538	1,171,193
5.98%, 1/15/39	257,511	257,512
Wachovia Bank Commercial Mortgage Trust:
4.566%, 4/15/35	1,533,021	1,570,592
5.23%, 7/15/41 (r)	97,277	98,003
4.612%, 5/15/44	186	186

Total Commercial Mortgage-Backed Securities (Cost $44,401,262) .		43,515,436

CORPORATE BONDS - 77.8%
Ally Financial, Inc.:
6.625%, 5/15/12	3,250,000	3,269,500
1.75%, 10/30/12	1,000,000	1,008,862
0.474%, 12/19/12 (r)	600,000	601,050
American Express Bank FSB:
0.371%, 5/29/12 (r)	1,000,000	1,000,122
0.392%, 6/12/12 (r)	1,500,000	1,500,284
5.50%, 4/16/13	2,000,000	2,093,638

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
American Express Credit Corp., 1.324%, 6/24/14 (r)	$1,940,000	$1,933,980
American International Group, Inc., 4.25%, 9/15/14	1,000,000	1,031,705
Anheuser-Busch InBev Worldwide, Inc., 1.204%, 3/26/13 (r)	3,000,000	3,017,241
ANZ National International Ltd., 1.474%, 12/20/13 (e)(r)	650,000	646,926
ArcelorMittal, 5.375%, 6/1/13	625,000	648,664
Ashtead Capital, Inc., 9.00%, 8/15/16 (e)	2,000,000	2,087,500
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	5,000,000	5,082,050
AvalonBay Communities, Inc., 6.125%, 11/1/12	2,457,000	2,530,759
Bank of America Corp.:
0.853%, 4/30/12 (r)	500,000	500,275
5.375%, 9/11/12	1,000,000	1,015,110
2.131%, 7/11/14 (r)	6,500,000	6,366,041
Bank of Montreal, 1.023%, 4/29/14 (r)	4,000,000	4,006,836
BB&T Corp., 4.75%, 10/1/12	1,575,000	1,605,587
BHP Billiton Finance USA Ltd., 0.735%, 2/18/14 (r)	2,000,000	2,002,318
BP Capital Markets plc, 1.101%, 12/6/13 (r)	3,000,000	3,021,027
Brookfield Asset Management, Inc., 7.125%, 6/15/12	5,318,000	5,381,587
Cantor Fitzgerald LP, 6.375%, 6/26/15 (e)	1,820,000	1,841,886
Capital One Financial Corp., 1.717%, 7/15/14 (r)	5,000,000	4,950,650
CareFusion Corp., 4.125%, 8/1/12	3,925,000	3,962,986
Caterpillar Financial Services Corp., 0.87%, 2/9/15 (r)	5,000,000	5,021,385
Charter One Bank, 6.375%, 5/15/12	2,500,000	2,510,423
CIT Group, Inc., 5.25%, 4/1/14 (e)	1,250,000	1,276,563
Citigroup, Inc.:
5.30%, 10/17/12	5,000,000	5,099,340
2.51%, 8/13/13 (r)	6,000,000	6,017,856
0.60%, 3/7/14 (r)	1,250,000	1,208,694
4.587%, 12/15/15	1,000,000	1,053,100
Colgate-Palmolive Co., 0.60%, 11/15/14	2,000,000	1,994,516
CVS Pass-Through Trust, 6.117%, 1/10/13 (e)	1,013,471	1,042,608
Daimler Finance North America LLC:
1.083%, 3/28/14 (e)(r)	2,000,000	1,987,930
1.875%, 9/15/14 (e)	1,500,000	1,521,504
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	1,000,000	1,011,497
Duke Realty LP, 5.875%, 8/15/12	2,179,000	2,213,182
Ecolab, Inc., 2.375%, 12/8/14	2,750,000	2,848,312
El Paso Corp., 7.875%, 6/15/12	2,000,000	2,019,970
Enterprise Products Operating LLC, 4.60%, 8/1/12	3,515,000	3,561,623
EQT Corp., 5.15%, 11/15/12	1,700,000	1,742,944
ERAC USA Finance LLC, 5.80%, 10/15/12 (e)	352,000	360,513
ERP Operating LP, 5.20%, 4/1/13	1,100,000	1,136,837
FIA Card Services NA, 7.125%, 11/15/12	3,785,000	3,879,799
Fifth Third Bank, 0.605%, 5/17/13 (r)	2,560,000	2,537,782
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	2,750,000	2,791,024
3.875%, 1/15/15	750,000	757,322
FUEL Trust:
4.207%, 4/15/16 (e)	750,000	769,708
3.984%, 12/15/22 (e)	1,500,000	1,521,870
General Electric Capital Corp.:
0.594%, 6/20/13 (r)	1,000,000	989,374
0.734%, 9/15/14 (r)	5,500,000	5,426,674

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
General Motors Corp. Escrow (b)*	$500,000	$3,750
Gilead Sciences, Inc., 2.40%, 12/1/14	1,000,000	1,034,547
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	120,000	32,400
3.046%, 4/20/10 (e)(r)(y)*	50,000	13,500
3.226%, 1/21/11 (e)(r)(y)*	30,000	8,100
Goldman Sachs Group, Inc.:
5.45%, 11/1/12	2,000,000	2,045,572
1.071%, 9/29/14 (r)	2,000,000	1,922,840
5.125%, 1/15/15	2,000,000	2,128,666
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	1,120,000	1,149,488
HCA, Inc.:
6.95%, 5/1/12	1,998,000	2,002,995
6.30%, 10/1/12	1,500,000	1,522,500
6.25%, 2/15/13	2,000,000	2,052,500
Hewlett-Packard Co.:
2.024%, 9/19/14 (r)	2,000,000	2,014,788
2.20%, 12/1/15	1,000,000	1,010,684
Hospitality Properties Trust, 6.75%, 2/15/13	2,302,000	2,333,664
HSBC Bank plc:
1.16%, 8/12/13 (e)(r)	1,450,000	1,451,860
1.367%, 1/17/14 (e)(r)	1,500,000	1,503,773
HSBC Finance Corp., 0.824%, 9/14/12 (r)	4,000,000	3,997,860
ING Bank NV, 1.885%, 10/18/13 (e)(r)	2,000,000	1,993,792
International Business Machines Corp., 0.875%, 10/31/14	4,000,000	4,012,240
John Deere Capital Corp., 1.25%, 12/2/14	1,500,000	1,519,403
JPMorgan Chase & Co.:
0.704%, 6/15/12 (r)	300,000	300,354
1.361%, 1/24/14 (r)	4,000,000	4,017,752
1.599%, 9/22/15 (r)	5,000,000	4,995,910
Kinder Morgan Energy Partners LP, 5.85%, 9/15/12	750,000	765,516
Kraft Foods, Inc., 1.457%, 7/10/13 (r)	5,000,000	5,031,875
Level 3 Financing, Inc., 4.506%, 2/15/15 (r)	3,250,000	3,144,375
Lincoln National Corp., 5.65%, 8/27/12	1,450,000	1,476,657
Lockheed Martin Corp., 2.125%, 9/15/16	1,000,000	1,017,178
Manufacturers & Traders Trust Co., 2.081%, 4/1/13 (r)	2,700,000	2,698,680
Marriott International, Inc., 5.625%, 2/15/13	2,000,000	2,077,074
Masco Corp.:
5.875%, 7/15/12	3,100,000	3,123,600
4.80%, 6/15/15	750,000	768,341
Medco Health Solutions, Inc., 7.25%, 8/15/13	75,000	80,451
Merrill Lynch & Co., Inc., 6.05%, 8/15/12	2,500,000	2,543,423
MetLife Institutional Funding II, 1.481%, 4/4/14 (e)(r)	5,000,000	5,017,770
MetLife, Inc., 0.791%, 6/29/12 (r)	600,000	600,747
MGM Resorts International, 6.75%, 9/1/12	5,000,000	5,084,375
Mirabela Nickel Ltd., 8.75%, 4/15/18 (e)	500,000	430,000
Morgan Stanley, 0.883%, 1/9/14 (r)	4,000,000	3,803,960
National Australia Bank Ltd., 1.301%, 4/11/14 (e)(r)	2,000,000	1,992,772
Nationwide Building Society, 0.675%, 5/17/12 (e)(r)	600,000	599,972
Nationwide Health Properties, Inc., 6.25%, 2/1/13	4,770,000	4,938,767
Offshore Group Investments Ltd., 11.50%, 8/1/15	250,000	275,000
Plains All American Pipeline LP / PAA Finance Corp., 4.25%, 9/1/12	5,150,000	5,212,531

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
PNC Funding Corp., 0.751%, 1/31/14 (r)	$1,000,000	$992,493
Post Apartment Homes LP, 5.45%, 6/1/12	2,412,000	2,427,041
Prudential Financial, Inc., 3.625%, 9/17/12	2,847,000	2,883,396
Quest Diagnostics, Inc., 1.324%, 3/24/14 (r)	1,000,000	1,008,241
Qwest Corp., 3.724%, 6/15/13 (r)	1,000,000	1,011,644
Royal Bank of Canada:
1.253%, 10/30/14 (r)	5,000,000	5,052,045
3.125%, 4/14/15 (e)	2,000,000	2,117,248
SABMiller Holdings, Inc., 1.85%, 1/15/15 (e)	3,000,000	3,040,284
SABMiller plc, 6.50%, 7/1/16 (e)	1,000,000	1,145,597
SLM Corp., 5.125%, 8/27/12	2,250,000	2,266,862
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	1,250,000	1,275,000
SSIF Nevada LP, 1.267%, 4/14/14 (e)(r)	6,000,000	5,954,244
Stadshypotek AB, 1.02%, 9/30/13 (e)(r)	2,000,000	1,997,676
SunTrust Bank:
0.603%, 5/21/12 (r)	2,000,000	2,000,090
0.782%, 8/24/15 (r)	750,000	684,518
SunTrust Banks, Inc.:
5.25%, 11/5/12	4,250,000	4,354,282
3.50%, 1/20/17	500,000	510,000
Svenska Handelsbanken AB, 1.474%, 9/14/12 (e)(r)	700,000	702,097
TD Ameritrade Holding Corp., 2.95%, 12/1/12	3,250,000	3,297,479
Telefonica Emisiones SAU, 0.861%, 2/4/13 (r)	3,320,000	3,254,735
Teva Pharmaceutical Finance Co. BV, 1.423%, 11/8/13 (r)	2,000,000	2,019,268
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	3,019,000	3,135,648
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43(b)(e)	500,000	54,250
2/15/45(b)(e)	485,450	74,905
Toronto-Dominion Bank:
0.739%, 7/26/13 (r)	2,000,000	2,005,732
0.867%, 7/14/14 (r)	3,000,000	3,011,349
Union Pacific Railroad Co. 2004 Pass Through Trust,
5.214%, 9/30/14 (e)	370,000	396,958
United Airlines, Inc., 12.75%, 7/15/12	4,910,400	5,045,436
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,566,099
Vale Canada Ltd., 7.75%, 5/15/12	3,500,000	3,522,515
Verizon Communications, Inc., 1.083%, 3/28/14 (r)	4,000,000	4,033,176
VF Corp., 1.243%, 8/23/13 (r)	2,000,000	2,000,082
Volkswagen International Finance NV:
1.031%, 10/1/12 (e)(r)	3,000,000	3,002,841
1.224%, 3/21/14 (e)(r)	5,000,000	4,998,125
Wachovia Bank NA, 0.917%, 11/3/14 (r)	2,760,000	2,689,258
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	1,000,000	945,000
Wells Fargo & Co., 0.694%, 6/15/12 (r)	500,000	500,548
Western Union Co., 1.055%, 3/7/13 (r)	3,000,000	3,016,884
Westpac Banking Corp., 1.20%, 3/31/14 (e)(r)	2,000,000	1,998,038
WM Wrigley Jr Co., 2.45%, 6/28/12 (e)	2,600,000	2,610,218
Xerox Corp.:
5.50%, 5/15/12	4,200,000	4,221,407
1.874%, 9/13/13 (r)	5,000,000	5,044,275
1.318%, 5/16/14 (r)	1,000,000	992,272

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 16

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Xstrata Canada Corp., 7.25%, 7/15/12	$850,000	$865,700
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,074,615

Total Corporate Bonds (Cost $320,220,115)		321,960,507

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 0.5%
Fannie Mae:
3.50%, 4/12/12	900,000	924,188
4.00%, 4/12/12	1,180,000	1,237,156

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $2,172,326)		2,161,344

U.S. TREASURY - 0.3%
United States Treasury Notes:
0.875%, 2/28/17	983,000	976,089
2.00%, 2/15/22	200,000	196,156

Total U.S. Treasury (Cost $1,169,837)		1,172,245

FLOATING RATE LOANS (d)- 0.2%
Syniverse Holdings, Inc., Term Loan, 1.00%, 12/21/17 (r)	987,500	989,566

Total Floating Rate Loans (Cost $979,290)		989,566

TIME DEPOSIT - 5.6%
State Street Bank Time Deposit, 0.113%, 4/2/12	23,173,312	23,173,312

Total Time Deposit (Cost $23,173,312)		23,173,312

EQUITY SECURITIES - 0.2%	shares
CoBank ACB, Preferred (e)*	300	219,375
Woodbourne Capital, Trust II, Preferred (b)(e)	1,000,000	443,200

Total Equity Securities (Cost $590,556)		662,575

TOTAL INVESTMENTS (Cost $414,134,400) - 100.3%		414,841,470
Other assets and liabilities, net - (0.3%)		(1,038,197)
NET ASSETS - 100%		$413,803,273

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 22,145,569 shares outstanding				$344,472,990
Class Y: 4,543,635 shares outstanding				71,710,161
Undistributed net investment income (loss)				(1,566,746)
Accumulated net realized gain (loss) on investments				(1,614,894)
Net unrealized appreciation (depreciation) on investments				801,762

NET ASSETS				$413,803,273

NET ASSET VALUE PER SHARE:
Class A (based on net assets of $343,209,047)				$15.50
Class Y (based on net assets of $70,594,226)				$15.54

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
futures	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	98	6/12	$21,573,781	$10,596
5 Year U.S. Treasury Notes	98	6/12	12,008,828	84,096
Total Sold				$94,692

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 18

(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.

Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(y) The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

* Non-income producing security.

Abbreviations:
FSB: Federal Savings Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,008,303
Dividend income	15,007
Total investment income	4,023,310

Expenses:
Investment advisory fee	667,758
Administrative fees	556,465
Transfer agency fees and expenses	346,371
Distribution Plan expenses:
Class A	461,325
Trustees’ fees and expenses	17,193
Custodian fees	35,172
Accounting fees	32,388
Registration fees	21,758
Reports to shareholders	58,191
Professional fees	18,579
Miscellaneous	14,059
Total expenses	2,229,259
Reimbursement from Advisor:
Class A	(325,047)
Fees paid indirectly	(175)
Net expenses	1,904,037

NET INVESTMENT INCOME	2,119,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,483,467)
Futures	(30,187)
(1,513,654)

Change in unrealized appreciation (depreciation) on:
Investments	5,537,674
Futures	18,714
5,556,388

NET REALIZED AND UNREALIZED GAIN
(LOSS)	4,042,734

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,162,007

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 20

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$2,119,273	$5,237,320
Net realized gain (loss)	(1,513,654)	2,572,738
Change in unrealized appreciation (depreciation)	5,556,388	(8,116,539)

INCREASE(DECREASE) IN NET ASSETS
RESULTINGFROM OPERATIONS	6,162,007	(306,481)

Distributions to shareholders from:
Net investment income:
Class A shares	(3,019,578)	(6,513,468)
Class Y shares	(699,902)	(1,395,530)
Net realized gain:
Class A shares	(81,119)	(1,414,272)
Class Y shares	(17,218)	(231,350)
Total distributions	(3,817,817)	(9,554,620)

Capital share transactions:
Shares sold:
Class A shares	75,072,995	363,795,209
Class Y shares	33,118,724	96,116,960

Reinvestment of distributions:
Class A shares	2,587,803	6,833,579
Class Y shares	467,729	965,039

Redemption fees:
Class A shares	1,972	3,183
Class Y shares	3,081	3,644

Shares redeemed:
Class A shares	(119,507,621)	(220,623,751)
Class Y shares	(49,374,108)	(46,667,801)
Total capital share transactions	(57,629,425)	200,426,062

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,285,235)	190,564,961

NET ASSETS
Beginning of period	469,088,508	278,523,547
End of period (including distributions in excess of
net investment income and undistributed net investment
income of $1,566,746 and $33,461, respectively)	$413,803,273	$469,088,508

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	4,862,526	23,242,091
Class Y shares	2,138,188	6,123,174
Reinvestment of distributions:
Class A shares	167,620	437,209
Class Y shares	30,230	61,664
Shares redeemed:
Class A shares	(7,737,362)	(14,121,153)
Class Y shares	(3,188,254)	(2,978,750)
Total capital share activity	(3,727,052)	12,764,235

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A and Class Y shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $576,105 or 0.1% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3		Total
Equity securities	$219,375	$443,200	-		$662,575
Asset-backed securities	-	20,596,933	-		20,596,933
Collateralized mortgage-backed
obligations	-	609,552	-		609,552
Commercial mortgage-backed
securities	-	43,515,436	-		43,515,436
Corporate debt	-	321,831,352	129,155		321,960,507
U.S. government obligations	-	3,333,589	-		3,333,589
Other debt obligations	-	24,162,878	-		24,162,878
TOTAL	$219,375	$414,492,940	129,155	***	$414,841,470
Other financial instruments**	$94,692	-	-		$94,692

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

***Level 3 Securities represent 0.03% of net assets.

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Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.

During the six month period, the Fund invested in 2 year and 5 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the period with a weighted average of 229 contracts and $37,749,927 weighted average notional value.

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Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assts of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s

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expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets, and .29% of all assets above $1 billion. Under the terms of the agreement, $106,408 was payable at period end. In addition, $36,625 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is .89% for Class A and .84%

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for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A and Y based on their average daily net assets. Under the terms of the agreement, $88,674 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $74,340 was payable at period end.

CID received $23,112 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $43,414 for the six months ended March 31, 2012. Under the terms of the agreement, $7,409 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $191,773,091 and $150,221,430, respectively. U.S. government security purchases and sales were $86,581,173 and $94,620,628, respectively.

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As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,408,900
Unrealized (depreciation)	(1,708,113)
Net unrealized appreciation/(depreciation)	$700,787

Federal income tax cost of investments	$414,140,683

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2012. For the six months ended March 31, 2012, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$33,737	1.42%	$4,119,748	February 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011	2010
Net asset value, beginning	$15.41		$15.77	$15.58
Income from investment operations:
Net investment income	.07		.22	.21
Net realized and unrealized gain (loss)	.15		(.19)	.27
Total from investment operations	.22		.03	.48
Distributions from:
Net investment income	(.13)		(.31)	(.20)
Net realized gain	**		(.08)	(.09)
Total distributions	(.13)		(.39)	(.29)
Total increase (decrease) in net asset value	.09		(.35)	.19
Net asset value, ending	$15.50		$15.41	$15.77

Total return*	1.44%		.23%	3.07%
Ratios to average net assets: A
Net investment income	.92	% (a)	1.31%	1.46%
Total expenses	1.07	% (a)	1.06%	1.08%
Expenses before offsets	.89	% (a)	.89%	.89%
Net expenses	.89	% (a)	.89%	.89%
Portfolio turnover	78%		208%	268%
Net assets, ending (in thousands)	$343,209		$383,102	$241,254

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007	^
Net asset value, beginning	$14.97		$15.04	$15.00
Income from investment operations:
Net investment income	.34		.60	.61
Net realized and unrealized gain (loss)	.60		.04	.03
Total from investment operations	.94		.64	.64
Distributions from:
Net investment income	(.30)		(.61)	(.60)
Net realized gain	(.03)		(.10)	—
Total distributions	(.33)		(.71)	(.60)
Total increase (decrease) in net asset value	.61		(.07)	.04
Net asset value, ending	$15.58		$14.97	$15.04

Total return*	6.42%		4.34%	4.34%
Ratios to average net assets: A
Net investment income	2.36%		3.57%	4.52	% (a)
Total expenses	1.26%		2.09%	3.90	% (a)
Expenses before offsets	.93%		.92%	1.05	% (a)
Net expenses	.89%		.89%	.89	% (a)
Portfolio turnover	300%		475%	506%
Net assets, ending (in thousands)	$93,870		$27,333	$3,256

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2012		2011	2010	^^
Net asset value, beginning	$15.46		$15.81	$15.67
Income from investment operations:
Net investment income	.09		.26	.07
Net realized and unrealized gain (loss)	.14		(.19)	.14
Total from investment operations	.23		.07	.21
Distributions from:
Net investment income	(.15)		(.34)	(.07)
Net realized gain	**		(.08)	—
Total distributions	(.15)		(.42)	(.07)
Total increase (decrease) in net asset value	.08		(.35)	.14
Net asset value, ending	$15.54		$15.46	$15.81

Total return*	1.49%		.47%	1.35%
Ratios to average net assets: A
Net investment income	1.13	% (a)	1.47%	1.69	% (a)
Total expenses	.69	% (a)	.67%	.75	% (a)
Expenses before offsets	.69	% (a)	.67%	.75	% (a)
Net expenses	.69	% (a)	.67%	.75	% (a)
Portfolio turnover	78%		208%	62%
Net assets, ending (in thousands)	$70,594		$85,987	$37,270

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

** Less than $0.01 per share.

^ From October 31, 2006 inception.

^^ From May 28, 2010 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At meetings held on December 7 and 29, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 34

Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Fund and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain related valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer universe for the one- and three-year periods ended June 30, 2011. The data also indicated that the Fund outperformed its Lipper index for the same one- and three-year periods. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimburse-

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

ments) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A and Class Y shares. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for one share class. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A and Class Y shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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CALVERT	CALVERT’S	Equity Funds
ULTRA-SHORT	FAMILY OF FUNDS	Enhanced Equity Portfolio
INCOME FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

After a tumultuous fourth quarter of 2011, investors breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bail-out seemed to pull the eurozone back from the brink of collapse. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some parts of the country by March did not help. As a result, economic growth continued at a snail’s pace.

Investment-grade non-Treasury bonds, as measured by the Barclays U.S. Credit Index, fared well with a powerful rally in February and a return of 3.77% for the six-month reporting period. That’s better than the 0.02% return for three-month Treasury bills but slightly less than the 3.91% return of the Barclays Municipal Bond Index. However, both municipal and non-Treasury investment-grade bonds earned significantly less than the 11.65% return for the BofA Merrill Lynch High Yield Master II Index. In comparison, stocks in the Standard & Poor’s 500 Index gained 25.89% for the period.

Strengthening U.S. Banking System

With all the talk of crisis in the European banking system, I think it’s worth noting the improvements in the health of the banking system here in the United States. While it’s difficult to say that U.S. banks as a whole are completely out of the woods, notable strides have been made over the last year.

In 2011, assets of “problem institutions” decreased 18% from a 2010 high to $319 billion, according to Federal Deposit Insurance Corporation (FDIC) data.1 The FDIC uses a composite rating to identify problem institutions with financial, operational, or managerial weaknesses that threaten their continued financial viability. The number of failed institutions fell 70% in 2011 as well.

The quality of the debt that FDIC-insured commercial banks and savings institutions hold is improving as well. Net charge-offs for bad loans were down 40% from the prior year. In fact, the fourth quarter of 2011 was the sixth consecutive quarter with a year-over-year decline in charge-offs and the lowest quarterly level for charge-offs since the beginning of 2008. Also, the amount of loans that were more than 90 days past due declined 15% since the end of 2010.

www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 4

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe to be undervalued. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund as well. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Fund to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now you can get the same information on the go with Calvert’s new iPhone® app, which is available for free at iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1. FDIC, Quarterly Banking Profile Fourth Quarter 2011, www.fdic.gov/qbp/index.asp. Net charge-offs are the total uncollectible loans removed from balance sheets, less amounts recovered on assets previously recorded as a charge-off.

2. Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

Performance

For the six-month period ended March 31, 2012, Calvert Government Fund (Class A Shares at NAV) returned 0.33%. Its benchmark index, the Barclays U.S. Government Index, returned -0.28% for the same period. The Fund’s relative outperformance was largely due to its defensive duration strategy. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest-rate movements. The Fund’s duration was shorter than that of the Index, which helped performance in a rising interest rate environment.

Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global sell-off in “risk” assets, including U.S. corporate bonds; and reduced expectations for global eco-

CALVERT GOVERNMENT FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	0.33%	4.74%
Class C	-0.16%	3.71%
Class I**	0.50%	5.00%

Barclays U.S. Government Index	-0.28%

Lipper General U.S. Government Funds Average	-0.01%

SEC YIELDS
	30 DAYS ENDED
	3/31/12	9/30/11
Class A	0.31%	0.50%
Class C	(0.65%)	(0.47%)
Class I	0.64%	0.82%

*Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

** See note on page 8 regarding Class I shares.

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nomic growth. Concerted and major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The central banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected timeframe for its near-zero interest rate policy through late 2014. The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default and the possibility that Italy and Spain might have difficulty in the debt

CALVERT GOVERNMENT FUND
MARCH 31, 2012

% of Total
ECONOMIC SECTORS	Investments
Asset Backed Securities	0.6%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	0.9%
Financials†	24.2%
Government	62.8%
Industrials	0.2%
Mortgage Securities	4.3%
Technology	0.9%
Time Deposit	4.7%

Total	100%

† Includes government-guaranteed issues and REITs.

markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines, and funding markets began to defrost. Investors’ concerns persisted until early December when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S. unemployment rate had fallen from 9% to 8.2%. The U.S. housing market remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

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Portfolio Strategy

Calvert Government Fund maintained a defensive duration strategy during the reporting period. The Fund’s duration was shorter than that of its passive benchmark index and we expect it will continue to be shorter for the foreseeable future. We think the risk of rising interest rates is greater than the risk of rates moving lower. The Federal Reserve intends to keep rates low for an extended period of time; however, the market remains concerned about negative real yields. As a result, rates are likely to remain volatile. Real yield is an investment’s return adjusted for inflation. If inflation is higher than the return earned, the investor’s real yield is negative.

We will continue to trade Treasury volatility and yield curve relationships. We believe that positioning the Fund for the longer term while also taking advantage of shorter-term opportunities is the prudent way to be involved in a Fed-manipulated rates market. The Fund uses Treasury futures to hedge its interest rate position.

CALVERT GOVERNMENT FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	0.81%
Since inception (12/31/2008)	5.58%

CLASS C SHARES	(with max. load)
One year	2.71%
Since inception (12/31/2008)	5.82%

CLASS I SHARES*
One year	5.00%
Since inception (12/31/2008)	6.90%

* Calvert Government Fund first offered Class I shares on April 30, 2011.
Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer.

In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to being more fairly valued. In our taxable bond Funds, we remain poised to take advantage of pricing anomalies created by rough markets, and plan to use windows of liquidity to sell positions that we believe have become fully valued. We expect volatility in the U.S. Treasury market to remain elevated, and we will continue to trade actively in an effort to take advantage of anticipated changes in interest rates and the shape of the yield curve.

May 2012

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.89%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,002.70	$5.21
Hypothetical	$1,000.00	$1,019.80	$5.25
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,004.40	$10.22
Hypothetical	$1,000.00	$1,014.80	$10.28
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$997.80	$3.65
Hypothetical	$1,000.00	$1,021.35	$3.69
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 2.04% and 0.73% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012
	PRINCIPAL
ASSET-BACKED SECURITIES - 0.7%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
5.55%, 4/7/14	$73,908	$73,966
5.56%, 6/6/14	52,932	53,363
CPS Auto Trust, 5.92%, 5/15/14 (e)	38,444	38,664
Santander Drive Auto Receivables Trust:
1.01%, 7/15/13 (e)	47,030	47,059
1.37%, 8/15/13 (e)	49,634	49,710

Total Asset-Backed Securities (Cost $265,008)		262,762

FDIC GUARANTEED CORPORATE BONDS - 12.1%
Ally Financial, Inc.:
1.75%, 10/30/12	30,000	30,266
0.474%, 12/19/12 (r)	1,040,000	1,041,820
Bank of America Corp., 0.853%, 4/30/12 (r)	1,030,000	1,030,565
JPMorgan Chase & Co., 0.704%, 6/15/12 (r)	1,030,000	1,031,214
MetLife, Inc., 0.791%, 6/29/12 (r)	850,000	851,058
Wells Fargo & Co., 0.694%, 6/15/12 (r)	840,000	840,921

Total FDIC Guaranteed Corporate Bonds (Cost $4,819,999)		4,825,844

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.0%

JP Morgan Mortgage Trust, 4.233%, 7/25/35 (r)	1,682	1,680
Merrill Lynch Mortgage Investors, Inc., 2.572%, 12/25/35 (r)	2,800	2,783

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $4,348)		4,463

COMMERICAL MORTGAGE-BACKED SECURITIES - 1.3%
Asset Securitization Corp., 6.699%, 2/14/43 (r)	240,000	244,402
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
4.783%, 7/10/43 (r)	3,733	3,732
Bear Stearns Commercial Mortgage Securities, 4.83%, 8/15/38	70,083	70,741
Citigroup Commercial Mortgage Trust, 4.38%, 10/15/41	14,102	14,097
Morgan Stanley Dean Witter Capital I, 5.98%, 1/15/39	3,434	3,434
Wachovia Bank Commercial Mortgage Trust:
4.566%, 4/15/35	102,201	104,706
5.23%, 7/15/41 (r)	57,841	58,272

Total Commercial Mortgage-Backed Securities (Cost $509,584)		499,384

www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 12

	PRINCIPAL
CORPORATE BONDS - 15.9%	AMOUNT	VALUE
Ally Financial, Inc.:
6.625%, 5/15/12	$200,000	$201,200
6.875%, 8/28/12	200,000	203,500
APL Ltd., 8.00%, 1/15/24 (b)	100,000	61,000
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	600,000	609,846
Bank of America Corp.:
1.973%, 1/30/14 (r)	100,000	98,181
2.131%, 7/11/14 (r)	360,000	352,581
Bank of Nova Scotia, 1.25%, 11/7/14 (e)	250,000	252,012
Citigroup, Inc., 4.45%, 1/10/17	200,000	209,501
Colgate-Palmolive Co., 1.30%, 1/15/17	100,000	100,083
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	40,000	41,157
CVS Pass-Through Trust:
6.036%, 12/10/28	25,933	28,433
6.943%, 1/10/30	453,520	521,901
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	200,000	202,984
FUEL Trust, 3.984%, 12/15/22 (e)	50,000	50,729
HCA, Inc., 6.30%, 10/1/12	280,000	284,200
HSBC Finance Corp., 0.824%, 9/14/12 (r)	400,000	399,786
International Business Machines Corp., 0.875%, 10/31/14	300,000	300,918
JPMorgan Chase & Co., 4.35%, 8/15/21	100,000	102,173
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	200,000	201,120
PNC Funding Corp., 5.625%, 2/1/17	50,000	55,800
Private Export Funding Corp.:
2.125%, 7/15/16	1,000,000	1,049,269
1.375%, 2/15/17	500,000	502,277
Royal Bank of Canada, 3.125%, 4/14/15 (e)	100,000	105,862
The Dun & Bradstreet Corp., 2.875%, 11/15/15	50,000	51,507
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43(b)(e)	70,000	7,595
2/15/45(b)(e)	597,477	92,191
Toyota Motor Credit Corp., 2.05%, 1/12/17	100,000	101,495
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	140,000	132,300

Total Corporate Bonds (Cost $6,205,541)		6,319,601

MUNICIPAL OBLIGATIONS - 17.0%
Hayward California MFH Revenue VRDN, 0.25%, 5/1/38 (r)	2,500,000	2,500,000
New York State HFA Revenue VRDN:
0.17%, 5/15/33 (r)	1,500,000	1,500,000
0.20%, 5/15/37 (r)	1,500,000	1,500,000
Osceola County Florida HFA MFH Revenue VRDN,
0.40%, 9/15/35 (r)	1,245,000	1,245,000

Total Municipal Obligations (Cost $6,745,000)		6,745,000

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U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 17.7%	AMOUNT	VALUE
Fannie Mae:
0.375%, 12/28/12	$750,000	$751,303
0.75%, 2/26/13	400,000	401,871
1.25%, 8/20/13	500,000	506,217
Federal Home Loan Bank, 5.00%, 11/17/17	60,000	71,884
Freddie Mac:
1.125%, 7/27/12	1,000,000	1,002,984
0.875%, 10/28/13	1,000,000	1,008,206
5.25%, 4/18/16	200,000	233,902
6.75%, 3/15/31	300,000	431,873
Overseas Private Investment Corp., 4.05%, 11/15/14	130,822	133,270
Private Export Funding Corp., 4.55%, 5/15/15	1,132,000	1,272,049
Tennessee Valley Authority, 4.375%, 6/15/15	1,100,000	1,224,767

Total U.S. Government Agencies And Instrumentalities (Cost $6,761,740)		7,038,326

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 3.1%
Fannie Mae:
3.50%, 4/12/12	375,000	385,078
4.00%, 4/12/12	495,000	518,977
5.50%, 5/1/12	489	489
3.50%, 3/1/22	255,819	268,644
2.277%, 8/1/32 (r)	79,720	80,242

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $1,259,541)		1,253,430

U.S. TREASURY - 29.4%
United States Treasury Bonds:
3.125%, 11/15/41	2,645,000	2,537,134
3.125%, 2/15/42	80,000	76,688
United States Treasury Notes:
0.375%, 9/30/12	500,000	500,527
0.875%, 2/28/17	1,400,000	1,390,157
1.375%, 2/28/19	1,225,000	1,207,582
2.00%, 2/15/22	6,095,000	5,977,860

Total U.S. Treasury (Cost $11,950,580)		11,689,948

TIME DEPOSIT - 4.8%
State Street Bank Time Deposit, 0.113%, 4/2/12	1,907,147	1,907,147

Total Time Deposit (Cost $1,907,147)		1,907,147

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EQUITY SECURITIES - 0.1%			SHARES	VALUE
CoBank ACB, Preferred (e)*			40	$29,250

Total Equity Securities (Cost $14,518)				29,250

TOTAL INVESTMENTS (Cost $40,443,006) - 102.1%				40,575,155
Other assets and liabilities, net - (2.1%)				(833,185)
NET ASSETS - 100%				$39,741,970

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:

Class A: 962,329 shares outstanding				$16,044,287
Class C: 182,251 shares outstanding				3,033,519
Class I: 1,211,384 shares outstanding				19,944,491
Undistributed net investment income (loss)				(9,288)
Accumulated net realized gain (loss) on investments				595,364
Net unrealized appreciation (depreciation) on investments				133,597

NET ASSETS				$39,741,970

NET ASSET VALUE PER SHARE
Class A (based on net assets of $16,246,843)				$16.88
Class C (based on net assets of $3,059,214)				$16.79
Class I (based on net assets of $20,435,913)				$16.87

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
futures	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Bonds	1	6/12	$129,484	($1,126)

Sold:
5 Year U.S. Treasury Notes	3	6/12	367,617	$2,574

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(b) This security was valued by the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:

HFA: Housing Finance Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Note

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$335,557
Total investment income	335,557

Expenses
Investment advisory fee	80,743
Transfer agency fees and expenses	27,177
Administrative fees	24,894
Distribution Plan expenses:
Class A	20,148
Class C	13,577
Trustees’ fees and expenses	1,531
Custodian fees	16,414
Registration fees	24,328
Reports to shareholders	11,102
Professional fees	10,913
Accounting fees	3,323
Miscellaneous	2,399
Total expenses	236,549
Reimbursement from Advisor:
Class A	(30,131)
Class C	(3,603)
Class I	(12,683)
Fees paid indirectly	(7)
Net expenses	190,125

NET INVESTMENT INCOME	145,432

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	510,462
Futures	197,240
707,702

Change in unrealized appreciation (depreciation) on:
Investments	(590,189)
Futures	(110,721)
(700,910)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	6,792

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$152,224

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$145,432	$173,204
Net realized gain (loss)	707,702	889,145
Change in unrealized appreciation (depreciation)	(700,910)	385,759

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	152,224	1,448,108

Distributions to shareholders from:
Net investment income:
Class A shares	(52,355)	(64,140)
Class C shares	—	(531)
Class I shares	(104,270)	(108,930)
Net realized gain:
Class A shares	(382,415)	(53,461)
Class C shares	(64,958)	(22,483)
Class I shares	(544,070)	—
Total distributions	(1,148,068)	(249,545)

Capital share transactions:
Shares sold:
Class A shares	7,616,131	8,274,482
Class C shares	1,573,246	1,371,247
Class I shares	1,352,180	1,494,528
Shares Issued from merger (see Note F):
Class A shares	—	2,879,910
Class I shares	—	22,220,781
Reinvestment of distributions:
Class A shares	422,099	113,565
Class C shares	54,191	16,552
Class I shares	648,343	108,930
Redemption fees:
Class A shares	244	17
Class C shares	58	—
Class I shares	64	—
Shares redeemed:
Class A shares	(4,793,613)	(2,228,772)
Class C shares	(615,658)	(501,099)
Class I shares	(3,316,949)	(2,256,478)
Total capital share transactions	2,940,336	31,493,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,944,492	32,692,226

NET ASSETS
Beginning of period	37,797,478	5,105,252
End of period (including distribution in excess of net investment income and undistributed net investment income
of $9,288 and $1,905, respectively)	$39,741,970	$37,797,478

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	446,609	489,828
Class C shares	92,589	82,459
Class I shares	79,110	87,783
Shares Issued from merger (see Note F):
Class A shares	—	172,034
Class I shares	—	1,327,358
Reinvestment of distributions:
Class A shares	24,948	6,822
Class C shares	3,222	1,012
Class I shares	38,329	6,410
Shares redeemed:
Class A shares	(282,444)	(133,102)
Class C shares	(36,442)	(30,209)
Class I shares	(194,425)	(133,181)
Total capital share activity	171,496	1,877,214

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, C, and I. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $160,786 or 0.4% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s

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assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3		Total
Equity securities	$29,250	-	-		$29,250
Asset-backed securities	-	$262,762	-		262,762
Corporate debt	-	11,045,659	$99,786		11,145,445
Collateralized mortgage-backed
obligations	-	4,463	-		4,463
Commercial mortgage-backed
securities	-	499,384	-		499,384
Municipal obligations	-	6,745,000	-		6,745,000
U.S. government obligations	-	19,981,704	-		19,981,704
Other debt obligations	-	1,907,147	-		1,907,147

TOTAL	$29,250	$40,446,119	$99,786	***	$40,575,155
Other financial instruments**	$1,448	-	-		$1,448

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

*** Level 3 Securities represent 0.3% of net assets.

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Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.

During the six month period, the Fund invested in 5 year and 10 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the period with a weighted average of 5 contracts and $357,980 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative

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net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating

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the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets. Under the terms of the agreement, $13,768 was payable at period end. In addition, $10,039 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.04%, 2.04%, and .73% for Class A, C, and I, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Classes A and C and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $4,292 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and Class C shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $6,148 was payable at period end.

CID received $5,938 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $2,859 for the six months ended March 31, 2012. Under the terms of the agreement, $569 was payable

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at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $8,981,377 and $9,367,062, respectively. U.S. government security purchases and sales were $37,359,153 and $30,078,830, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2012, such purchase and sales transactions were $4,345,000 and $1,000,000, respectively.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$425,549
Unrealized (depreciation)	(334,376)
Net unrealized appreciation/(depreciation)	$91,173

Federal income tax cost of investments	$40,483,982

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2012.

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

NOTE F – REORGANIZATION

On December 8, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Short-Term Government Fund (“Short-Term Government”) for shares of the acquiring portfolio, Calvert Government Fund (“Government”) and the assumption of the liabilities of Short-Term Government. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Short-Term Government, Class A	55,201	Government, Class A	172,034	$2,879,910
Short-Term Government, Class I	426,651	Government, Class I	1,327,358	$22,220,781

For financial reporting purposes, assets received and shares issued by Government were recorded at fair value; however, the cost basis of the investments received from Short-Term Government were carried forward to align ongoing reporting of Government’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
Short-Term Government	$25,100,691	$295,187	Government	$6,760,223

Assuming the acquisition had been completed on October 1, 2010, Government’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	$311,621	(a)
Net realized and change in unrealized gain (loss) on investments	$1,230,715	(b)
Net increase (decrease) in assets from operations	$1,542,336

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Because Government and Short-Term Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Short-Term Government that have been included in Government’s Statement of Operations since April 29, 2011.

(a) $173,204 as reported, plus $138,417 from Short-Term Government pre-merger. (b) $1,274,904 as reported, minus $44,189 from Short-Term Government pre-merger

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS A SHARES	2012		2011
Net asset value, beginning	$17.31		$16.63
Income from investment operations:
Net investment income	.05		.15
Net realized and unrealized gain (loss)	—		.92
Total from investment operations	.05		1.07
Distributions from:
Net investment income	(.05)		(.16)
Net realized gain	(.43)		(.23)
Total distributions	(.48)		(.39)
Total increase (decrease) in net asset value	(.43)		.68
Net asset value, ending	$16.88		$17.31
Total return*	.33%		6.58%
Ratios to average net assets:A
Net investment income	.62	% (a)	.95%
Total expenses	1.41	% (a)	1.89%
Expenses before offsets	1.04	% (a)	1.04%
Net expenses	1.04	% (a)	1.04%
Portfolio turnover	128%		668%
Net assets, ending (in thousands)	$16,247		$13,387

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS A SHARES	2010		2009	#
Net asset value, beginning	$16.14		$15.00
Income from investment operations:
Net investment income	.26		.06
Net realized and unrealized gain (loss)	.88		1.14
Total from investment operations	1.14		1.20
Distributions from:
Net investment income	(.24)		(.06)
Net realized gain	(.41)		—
Total distributions	(.65)		(.06)
Total increase (decrease) in net asset value	.49		1.14
Net asset value, ending	$16.63		$16.14
Total return*	7.31%		7.98%
Ratios to average net assets:A
Net investment income	1.60%		.63	% (a)
Total expenses	3.81%		5.67	% (a)
Expenses before offsets	1.05%		1.04	% (a)
Net expenses	1.04%		1.04	% (a)
Portfolio turnover	401%		428%
Net assets, ending (in thousands)	$3,951		$1,881

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS C SHARES	2012		2011
Net asset value, beginning	$17.25		$16.58
Income from investment operations:
Net investment income (loss)	(.03)		**
Net realized and unrealized gain (loss)	—		.90
Total from investment operations	(.03)		.90
Distributions from:
Net investment income	—		**
Net realized gain	(.43)		(.23)
Total distributions	(.43)		(.23)
Total increase (decrease) in net asset value	(.46)		.67
Net asset value, ending	$16.79		$17.25

Total return*	(.16%)		5.55%
Ratios to average net assets:A
Net investment income (loss)	(.39	%) (a)	(.03%)
Total expenses	2.31	% (a)	2.76%
Expenses before offsets	2.04	% (a)	2.04%
Net expenses	2.04	% (a)	2.04%
Portfolio turnover	128%		668%
Net assets, ending (in thousands)	$3,059		$2,119

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS C SHARES	2010		2009	#
Net asset value, beginning	$16.10		$15.00
Income from investment operations:
Net investment income	.09		**
Net realized and unrealized gain (loss)	.89		1.10
Total from investment operations	.98		1.10
Distributions from:
Net investment income	(.09)		—
Net realized gain	(.41)		—
Total distributions	(.50)		—
Total increase (decrease) in net asset value	.48		1.10
Net asset value, ending	$16.58		$16.10

Total return*	6.25%		7.33%
Ratios to average net assets:A
Net investment income	.37%		.03	% (a)
Total expenses	7.13%		41.41	% (a)
Expenses before offsets	2.05%		2.04	% (a)
Net expenses	2.04%		2.04	% (a)
Portfolio turnover	401%		428%
Net assets, ending (in thousands)	$1,154		$143

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS I SHARES	2012		2011	##
Net asset value, beginning	$17.30		$16.74
Income from investment operations:
Net investment income	.08		.08
Net realized and unrealized gain (loss)	—		.56
Total from investment operations	.08		.64
Distributions from:
Net investment income	(.08)		(.08)
Net realized gain	(.43)		—
Total distributions	(.51)		(.08)
Total increase (decrease) in net asset value	(.43)		.56
Net asset value, ending	$16.87		$17.30

Total return*	.50%		3.86%
Ratios to average net assets:A
Net investment income	.93	% (a)	1.19	% (a)
Total expenses	.85	% (a)	1.06	% (a)
Expenses before offsets	.73	% (a)	.73	% (a)
Net expenses	.73	% (a)	.73	% (a)
Portfolio turnover	128%		668	%***
Net assets, ending (in thousands)	$20,436		$22,292

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

*** Portfolio turnover is not annualized for periods less than one year.

# From December 31, 2008 inception.

## From April 29, 2011 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At meetings held on December 7 and 29, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee;

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comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Fund and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain related valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its benchmark and with that of comparable mutual funds. This comparison indicated that the Fund performed above the median of its peer universe for the one-year period ended June 30, 2011. The data also indicated that the Fund outperformed its benchmark for the one-year period ended June 30, 2011. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking

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to maintain expense limitations for the Fund’s Class A and Class C shares. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class A and Class C shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

To Open an Account

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Shareholders: 800-368-2745
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Web Site

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Calvert Investment Distributors, Inc.
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Suite 1000 North
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CALVERT	CALVERT’S	Equity Funds
GOVERNMENT	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

After a tumultuous fourth quarter of 2011, investors breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bail-out seemed to pull the eurozone back from the brink of collapse. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some parts of the country by March did not help. As a result, economic growth continued at a snail’s pace.

Investment-grade non-Treasury bonds, as measured by the Barclays U.S. Credit Index, fared well with a powerful rally in February and a return of 3.77% for the six-month reporting period. That’s better than the 0.02% return for three-month Treasury bills but slightly less than the 3.91% return of the Barclays Municipal Bond Index. However, both municipal and non-Treasury investment-grade bonds earned significantly less than the 11.65% return for the BofA Merrill Lynch High Yield Master II Index. In comparison, stocks in the Standard & Poor’s 500 Index gained 25.89% for the period.

Strengthening U.S. Banking System

With all the talk of crisis in the European banking system, I think it’s worth noting the improvements in the health of the banking system here in the United States. While it’s difficult to say that U.S. banks as a whole are completely out of the woods, notable strides have been made over the last year.

In 2011, assets of “problem institutions” decreased 18% from a 2010 high to $319 billion, according to Federal Deposit Insurance Corporation (FDIC) data.1 The FDIC uses a composite rating to identify problem institutions with financial, operational, or managerial weaknesses that threaten their continued financial viability. The number of failed institutions fell 70% in 2011 as well.

The quality of the debt that FDIC-insured commercial banks and savings institutions hold is improving as well. Net charge-offs for bad loans were down 40% from the prior year. In fact, the fourth quarter of 2011 was the sixth consecutive quarter with a year-over-year decline in charge-offs and the lowest quarterly level for charge-offs since the beginning of 2008. Also, the amount of loans that were more than 90 days past due declined 15% since the end of 2010.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 4

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe to be undervalued. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund as well. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Fund to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now you can get the same information on the go with Calvert’s new iPhone® app, which is available for free at iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1. FDIC, Quarterly Banking Profile Fourth Quarter 2011, www.fdic.gov/qbp/index.asp. Net charge-offs are the total uncollectible loans removed from balance sheets, less amounts recovered on assets previously recorded as a charge-off.

2. Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

Performance

For the six-month period ended March 31, 2012, Calvert High Yield Bond Fund (Class A shares at NAV) returned 9.63%. Its benchmark index, the BofA Merrill Lynch High Yield Master II Index, returned 11.65% for the same period. The Fund’s overweight position in higher-quality bonds detracted from its relative performance.

Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global sell off in “risk” assets, including U.S.

CALVERT HIGH YIELD BOND FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	9.63%	5.90%
Class I	9.94%	6.71%
Class Y**	9.88%	6.21%

BofA Merrill Lynch
High Yield Master
II Index	11.65%	5.63%

Lipper High Current
Yield Funds Average 11.36%		4.64%

	SINCE INCEPTION
		10/31/2011
		THROUGH
		3/31/12
Class C		4.69%

BofA Merrill Lynch
High Yield Master
II Index		5.37%

Lipper High Current
Yield Funds Average		5.53%

SEC YIELDS
	30 DAYS ENDED
	3/31/12	9/30/11
Class A	5.09%	7.52%
Class C	4.31%	—
Class I	5.88%	8.43%
Class Y	5.74%	7.80%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

** See note on page 9 regarding Class Y shares.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 6

corporate bonds; and reduced expectations for global economic growth. Concerted and major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The central banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected timeframe for its near-zero interest rate policy through late 2014. The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk.

% of Total
ECONOMIC SECTORS	Investments
Basic Materials	5.5%
Communications	14.9%
Consumer, Cyclical	15.2%
Consumer, Non-cyclical	22.4%
Energy	5.6%
Financials†	14.0%
Industrials	14.5%
Technology	5.7%
Time Deposit	1.2%
Utilities	1.0%
Total	100%

† Includes government-guaranteed issues and REITs.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default and the possibility that Italy and Spain might have difficulty in the debt markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines, and funding markets began to defrost. Investors’ concerns persisted until early December, when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S. unemployment rate had fallen from 9% to 8.2%. The U.S. housing market remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and I shares and reflect the deduction of Class A’s maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.56%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 8

Portfolio Strategy

During the past six months, investors’ appetite for risk increased dramatically, and large amounts of cash flowed into the high-yield bond market. This lifted prices of the riskiest bonds in the market and caused the difference in yield between higher-quality high-yield bonds and lower-quality high-yield bonds to shrink. As a result, we are spending more time carefully assessing credit risk and relative value. The highest-quality segment of the high-yield market (BB rated bonds) returned 10.01% during the reporting period, while the lowest-quality segment (CCC to Default) returned 24.25%.

Although the U.S. economy is growing slowly and our Fund is comprised almost entirely of bonds of U.S. issuers, we believe global issues could puncture investor confidence. The European fiscal crisis continues to smolder, and China’s near-term growth may be slowing. During periods of global stress, we have seen “risk” assets, such as high-yield bonds and stocks, decline in tandem. We believe the Fund’s bias toward higher-quality high-yield credit should help protect against defaults, reduce volatility, and create the opportunity to earn competitive returns.

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer.

CALVERT HIGH YIELD BOND FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES*	(with max. load)
One year	1.94%
Five year	5.36%
Ten year	7.07%

CLASS C SHARES
Since inception (10/31/2011)	3.69%

CLASS I SHARES
One year	6.71%
Five year	6.71%
Ten year	7.88%

CLASS Y SHARES*
One year	6.21%
Five year	6.23%
Ten year	7.51%

*Calvert High Yield Bond Fund first offered Class Y shares on July 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to being more fairly valued. In our taxable bond Funds, we remain poised to take advantage of pricing anomalies created by rough markets, and plan to use windows of liquidity to sell positions that we believe have become fully valued.

May 2012

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,095.90	$8.65
Hypothetical	$1,000.00	$1,016.75	$8.32
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,046.90	$13.56
Hypothetical	$1,000.00	$1,011.75	$13.33
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,099.40	$5.40
Hypothetical	$1,000.00	$1,019.85	$5.20
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,099.20	$7.35
Hypothetical	$1,000.00	$1,018.00	$7.06
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.65%, 2.65%, 1.03% and 1.40% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 12

SCHEDULE OF INVESTMENTS
MARCH 31, 2012

	PRINCIPAL
CORPORATE BONDS - 95.4%	AMOUNT	VALUE
99¢ Only Stores, 11.00%, 12/15/19 (e)	$500,000	$535,000
Accellent, Inc., 8.375%, 2/1/17	250,000	251,250
AES Corp., 9.75%, 4/15/16	500,000	585,000
Ally Financial, Inc.:
6.875%, 8/28/12	250,000	254,375
4.50%, 2/11/14	600,000	600,750
Altra Holdings, Inc., 8.125%, 12/1/16	250,000	268,750
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 (e)	180,000	201,150
APL Ltd., 8.00%, 1/15/24 (b)	500,000	305,000
Apria Healthcare Group, Inc., 12.375%, 11/1/14	500,000	498,750
Ashtead Capital, Inc., 9.00%, 8/15/16 (e)	500,000	521,875
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	300,000	304,923
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
9.625%, 3/15/18	250,000	271,250
BE Aerospace, Inc., 6.875%, 10/1/20	500,000	547,500
Beverages & More, Inc., 9.625%, 10/1/14 (e)	500,000	521,250
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	250,000	275,625
Burger King Corp., 9.875%, 10/15/18	500,000	560,000
Cablevision Systems Corp.:
8.625%, 9/15/17	250,000	272,187
8.00%, 4/15/20	250,000	264,375
Calpine Corp. Escrow (b)*	500,000	—
CCO Holdings LLC / CCO Holdings Capital Corp., 7.25%, 10/30/17	500,000	536,250
Cemex Espana Luxembourg, 9.875%, 4/30/19 (e)	182,000	174,720
Cemex SAB de CV, 5.47%, 9/30/15 (e)(r)	250,000	225,625
Central Garden and Pet Co., 8.25%, 3/1/18	250,000	257,813
Chesapeake Energy Corp., 6.875%, 8/15/18	500,000	515,000
Chesapeake Midstream Partners LP / CHKM Finance Corp.,
6.125%, 7/15/22 (e)	500,000	503,750
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	500,000	502,500
CIT Group, Inc.:
5.25%, 4/1/14 (e)	500,000	510,625
4.75%, 2/15/15 (e)	250,000	252,207
5.25%, 3/15/18	350,000	357,000
CKE Restaurants, Inc., 11.375%, 7/15/18	225,000	257,063
Coffeyville Resources LLC / Coffeyville Finance, Inc., 9.00%, 4/1/15 (e)	250,000	267,500
Commercial Barge Line Co., 12.50%, 7/15/17	250,000	280,937
Cott Beverages, Inc., 8.375%, 11/15/17	500,000	540,625
CPM Holdings, Inc., 10.625%, 9/1/14	250,000	266,250
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	250,000	240,625
Dematic SA, 8.75%, 5/1/16 (e)	500,000	520,000
Digicel Group Ltd., 10.50%, 4/15/18 (e)	250,000	276,250
Digicel Ltd., 8.25%, 9/1/17 (e)	250,000	264,375
Discover Financial Services, 10.25%, 7/15/19	500,000	656,400
DISH DBS Corp., 6.75%, 6/1/21	500,000	538,750
DuPont Fabros Technology LP, 8.50%, 12/15/17	250,000	275,000
E*Trade Financial Corp., 7.875%, 12/1/15	500,000	508,125
El Paso Corp., 7.875%, 6/15/12	250,000	252,496

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Emdeon, Inc., 11.00%, 12/31/19 (e)	$250,000	$282,500
Empire Today LLC / Empire Today Finance Corp.,
11.375%, 2/1/17 (e)	310,000	306,125
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	250,000	268,750
Exopack Holding Corp., 10.00%, 6/1/18	500,000	525,000
Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	522,500
Fidelity National Information Services, Inc., 5.00%, 3/15/22 (e)	250,000	246,250
Fiesta Restaurant Group, 8.875%, 8/15/16 (e)	500,000	527,500
First Data Corp., 9.875%, 9/24/15	550,000	552,750
FMG Resources August 2006 Pty. Ltd., 6.00%, 4/1/17 (e)	250,000	247,500
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	100,000	101,492
8.70%, 10/1/14	250,000	282,755
4.25%, 2/3/17	150,000	151,612
6.625%, 8/15/17	250,000	277,033
5.875%, 8/2/21	250,000	269,648
Freescale Semiconductor, Inc., 10.125%, 3/15/18 (e)	221,000	246,415
Frontier Communications Corp.:
7.875%, 4/15/15	250,000	268,750
8.25%, 4/15/17	250,000	268,750
Global Aviation Holdings, Inc., 14.00%, 8/15/13 (z)	490,000	152,513
Goodyear Tire & Rubber Co., 7.00%, 5/15/22	500,000	486,250
Griffon Corp., 7.125%, 4/1/18	250,000	258,438
Grifols, Inc., 8.25%, 2/1/18	500,000	541,250
Hanesbrands, Inc., 8.00%, 12/15/16	250,000	275,000
Harland Clarke Holdings Corp., 9.50%, 5/15/15	500,000	420,000
HCA, Inc.:
6.95%, 5/1/12	250,000	250,625
6.75%, 7/15/13	500,000	520,000
8.00%, 10/1/18	250,000	272,500
Hercules Offshore, Inc., 7.125%, 4/1/17 (e)	750,000	750,937
Hertz Corp., 6.75%, 4/15/19	500,000	517,500
HOA Restaurant Group LLC / HOA Finance Corp.,
11.25%, 4/1/17 (e)	500,000	493,750
Ineos Finance plc, 9.00%, 5/15/15 (e)	500,000	530,625
Ineos Group Holdings Ltd., 8.50%, 2/15/16 (e)	250,000	236,250
Ingles Markets, Inc., 8.875%, 5/15/17	500,000	541,250
Integra Telecom Holdings, Inc., 10.75%, 4/15/16 (e)	250,000	230,000
Intelsat Jackson Holdings SA:
11.25%, 6/15/16	450,000	473,625
7.25%, 4/1/19	250,000	262,813
Interactive Data Corp., 10.25%, 8/1/18	500,000	565,000
International Lease Finance Corp.:
4.875%, 4/1/15	250,000	247,451
7.125%, 9/1/18 (e)	250,000	272,500
iPayment, Inc., 10.25%, 5/15/18	750,000	690,000
Jarden Corp., 7.50%, 5/1/17	500,000	550,000
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
Kennedy-Wilson, Inc., 8.75%, 4/1/19	500,000	521,250
Kinetic Concepts, Inc., 10.50%, 11/1/18 (e)	500,000	519,375
Koppers, Inc., 7.875%, 12/1/19	500,000	533,750

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 14

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/17	$750,000	$811,875
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	754,000	724,782
Lawson Software, Inc., 9.375%, 4/1/19 (e)	500,000	516,250
Level 3 Communications, Inc., 11.875%, 2/1/19	250,000	285,000
Level 3 Financing, Inc.:
4.506%, 2/15/15 (r)	250,000	241,875
8.75%, 2/15/17	250,000	261,250
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (e)	300,000	291,000
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16 (e)	250,000	254,688
MGM Resorts International:
6.75%, 9/1/12	500,000	508,437
6.75%, 4/1/13	500,000	515,625
Mirabela Nickel Ltd., 8.75%, 4/15/18 (e)	500,000	430,000
Mylan, Inc., 7.625%, 7/15/17 (e)	250,000	275,000
NII Capital Corp., 8.875%, 12/15/19	500,000	523,750
Novelis, Inc., 8.375%, 12/15/17	500,000	542,500
Offshore Group Investments Ltd., 11.50%, 8/1/15	750,000	825,000
OSI Restaurant Partners LLC, 10.00%, 6/15/15	500,000	517,500
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	500,000	377,500
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	650,000	682,500
Peabody Energy Corp., 6.00%, 11/15/18 (e)	250,000	245,000
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	500,000	548,750
Post Holdings, Inc., 7.375%, 2/15/22 (e)	500,000	523,750
RailAmerica, Inc., 9.25%, 7/1/17	350,000	368,813
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	276,250
Rexel SA, 6.125%, 12/15/19 (e)	200,000	202,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC:
7.125%, 4/15/19 (e)	500,000	521,250
9.00%, 4/15/19 (e)	250,000	246,250
9.875%, 8/15/19 (e)	250,000	255,625
Rock-Tenn Co., 4.45%, 3/1/19 (e)	500,000	502,246
RSC Equipment Rental Inc/RSC Holdings III LLC, 9.50%, 12/1/14	750,000	770,625
Scientific Games International, Inc., 7.875%, 6/15/16 (e)	250,000	260,625
Seagate Technology International, 10.00%, 5/1/14 (e)	250,000	282,500
Sealed Air Corp., 8.125%, 9/15/19 (e)	250,000	275,937
ServiceMaster Co., 8.00%, 2/15/20 (e)	250,000	266,250
Sophia LP / Sophia Finance, Inc., 9.75%, 1/15/19 (e)	250,000	266,875
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	850,000	867,000
Sprint Nextel Corp.:
6.00%, 12/1/16	250,000	223,125
7.00%, 3/1/20 (e)	500,000	507,500
Standard Pacific Corp., 10.75%, 9/15/16	250,000	287,500
STATS ChipPAC Ltd., 7.50%, 8/12/15 (e)	500,000	536,250
SunGard Data Systems, Inc., 10.25%, 8/15/15	250,000	259,688
Syniverse Holdings, Inc., 9.125%, 1/15/19	250,000	275,625
The Gap, Inc., 5.95%, 4/12/21	250,000	252,287
Triumph Group, Inc., 8.625%, 7/15/18	250,000	280,000
TRW Automotive, Inc., 8.875%, 12/1/17 (e)	250,000	276,250
UCI International, Inc., 8.625%, 2/15/19	250,000	256,875
United Rentals North America, Inc.:
10.875%, 6/15/16	250,000	283,125
9.25%, 12/15/19	250,000	275,625

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
UR Financing Escrow Corp. (e)	$500,000	$511,250
Videotron Ltd., 9.125%, 4/15/18	500,000	552,500
Virgin Media Finance plc:
9.50%, 8/15/16	104,000	117,260
5.25%, 2/15/22	250,000	247,813
Visant Corp., 10.00%, 10/1/17	750,000	700,312
Western Express, Inc., 12.50%, 4/15/15 (e)	850,000	352,750
Wind Acquisition Finance SA, 7.25%, 2/15/18 (e)	500,000	471,250
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	682,230	423,972
Windstream Corp., 7.75%, 10/15/20	250,000	267,500

Total Corporate Bonds (Cost $54,212,042)		55,100,222

TIME DEPOSIT - 1.1%
State Street Time Deposit, 0.113%, 4/2/12	657,447	657,447

Total Time Deposit (Cost $657,447)		657,447

EQUITY SECURITIES - 0.0%	shares
Avado Brands, Inc. (b)*	9,462	—
Intermet Corp. (b)*	6,346	—
Paging Network Do Brazil Holding Co. LLC, Class B (b)(e)*	1,000	—

Total Equity Securities (Cost $282,378)		—

TOTAL INVESTMENTS (Cost $55,151,867) - 96.5%		55,757,669
Other assets and liabilities, net - 3.5%		2,036,538
NET ASSETS - 100%		$57,794,207

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 16

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(z) Global Aviation Holdings, Inc. filed for Chapter 11 bankruptcy on February 5, 2012. As a result, this security is on longer accruing interest.

* Non-income producing security.

Abbreviations:

FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2012

ASSETS
Investments in securities, at value (Cost $55,151,867) -
see accompanying schedule	$55,757,669
Receivable for securities sold	3,796,191
Receivable for shares sold	239,778
Interest and dividends receivable	1,316,674
Other assets	27,634
Total assets	61,137,946

LIABILITIES
Payable for securities purchased	3,249,480
Payable for shares purchased	10,488
Payable to Calvert Investment Management, Inc.	47,659
Payable to Calvert Investment Administrative Services, Inc.	4,829
Payable to Calvert Investment Services, Inc.	1,279
Payable to Calvert Investment Distributors, Inc.	5,773
Accrued expenses and other liabilities	24,231
Total liabilities	3,343,739

NET ASSETS	$57,794,207

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 920,297 shares outstanding	$21,166,758
Class C: 16,467 shares outstanding	469,492
Class I: 1,095,288 shares outstanding	36,413,062
Class Y: 12,816 shares outstanding	382,517
Undistributed net investment income	14,376
Accumulated net realized gain (loss) on investments	(1,257,800)
Net unrealized appreciation (depreciation) on investments	605,802

NET ASSETS	$57,794,207

NET ASSET VALUE PER SHARE
Class A (based on net assets of $26,154,350)	$28.42
Class C (based on net assets of $473,116)	$28.73
Class I (based on net assets of $30,789,455)	$28.11
Class Y (based on net assets of $377,267)	$29.44

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 18

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,080,058
Total investment income	2,080,058

Expenses:
Investment advisory fee	167,603
Administrative fees	25,785
Transfer agency fees and expenses	47,079
Distribution Plan expenses:
Class A	26,826
Class C	605
Trustees’ fees and expenses	1,954
Custodian fees	15,449
Registration fees	29,695
Reports to shareholders	13,056
Professional fees	15,904
Accounting fees	4,023
Miscellaneous	7,282
Total expenses	355,261
Reimbursement from Advisor:
Class A	(4,479)
Class C	(8,060)
Class Y	(9,523)
Fees paid indirectly	(19)
Net expenses	333,180

NET INVESTMENT INCOME	1,746,878

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	912,621
Change in unrealized appreciation (depreciation)	2,078,062

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,990,683

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,737,561

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,746,878	$3,736,334
Net realized gain (loss)	912,621	1,942,017
Change in unrealized appreciation (depreciation)	2,078,062	(3,447,255)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,737,561	2,231,096

Distributions to shareholders from:
Net investment income:
Class A shares	(686,322)	(1,201,966)
Class C shares	(3,232)	—
Class I shares	(1,051,336)	(2,581,453)
Class Y shares	(3,810)	—
Total distributions	(1,744,700)	(3,783,419)

Capital share transactions:
Shares sold:
Class A shares	9,030,317	24,179,089
Class C shares	472,188	—
Class I shares	2,888,771	18,214,868
Class Y shares	725,325	1,000
Reinvestment of distributions:
Class A shares	580,917	855,973
Class C shares	1,638	—
Class I shares	1,048,209	2,351,541
Class Y shares	3,810	—
Redemption fees:
Class A shares	999	1,664
Class I shares	618	68,826
Shares redeemed:
Class A shares	(1,896,529)	(16,354,761)
Class C shares	(4,334)	—
Class I shares	(4,644,605)	(26,669,026)
Class Y shares	(347,618)	—
Total capital share transactions	7,859,706	2,649,174

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,852,567	1,096,851

NET ASSETS
Beginning of period	46,941,640	45,844,789
End of period (including undistributed net investment
income of $14,376 and $12,198, respectively)	$57,794,207	$46,941,640

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	324,283	850,181
Class C shares	16,561	—
Class I shares	104,898	644,949
Class Y shares	25,284	35
Reinvestment of distributions:
Class A shares	20,854	30,409
Class C shares	57	—
Class I shares	38,090	84,401
Class Y shares	135	—
Shares redeemed:
Class A shares	(67,981)	(582,033)
Class C shares	(151)	—
Class I shares	(170,739)	(951,064)
Class Y shares	(12,638)	—
Total capital share activity	278,653	76,878

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. The Fund began offering Class C shares on October 31, 2011. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. The Fund began offering Class Y shares on July 29, 2011. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $305,109, or 0.5% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3		Total
Corporate debt	—	$55,100,112	$110		$55,100,222
Time deposit	—	657,447	—		657,447
TOTAL	—	$55,757,559	$110	**	$55,757,669

* For a complete listing of investments, please refer to the Schedule of Investments.

**Level 3 securities represent 0.0% of net assets.

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Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.65% for Class A, 2.65% for Class C, and 1.40% each for Class I and Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Classes A, C, I, and Y based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

CID received $12,171 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $6,255 for the six months ended March 31, 2012. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $68,075,284 and $65,199,274, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions

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are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2012, the Fund had no such purchases or sales transactions.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sept-12	($753,889)
30-Sept-15	(476,585)
30-Sept-17	(924,312)
30-Sept-18	(15,613)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,517,370
Unrealized (depreciation)	(1,911,589)
Net unrealized appreciation/(depreciation)	$605,781

Federal income tax cost of investments	$55,151,888

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2012. For the six months ended March 31, 2012, borrowings by the Fund under the Agreement were as follows:

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	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$547	1.41%	$20,897	October 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$26.75		$27.36	$24.92
Income from investment operations:
Net investment income	.88		1.81	1.80
Net realized and unrealized gain (loss)	1.67		(.63)	2.39
Total from investment operations	2.55		1.18	4.19
Distributions from:
Net investment income	(.88)		(1.79)	(1.75)
Total distributions	(.88)		(1.79)	(1.75)
Total increase (decrease) in net asset value	1.67		(.61)	2.44
Net asset value, ending	$28.42		$26.75	$27.36

Total return*	9.63%		4.17%	17.35%
Ratios to average net assets:A
Net investment income	6.39	% (a)	6.32%	6.98%
Total expenses	1.69	% (a)	1.56%	1.91%
Expenses before offsets	1.65	% (a)	1.56%	1.65%
Net expenses	1.65	% (a)	1.56%	1.65%
Portfolio turnover	136%		286%	233%
Net assets, ending (in thousands)	$26,154		$17,206	$9,427

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008 (z)	2007	^
Net asset value, beginning	$24.03		$28.55	$29.18
Income from investment operations:
Net investment income	1.54		1.77	.96
Net realized and unrealized gain (loss)	.95		(4.45)	(.63)
Total from investment operations	2.49		(2.68)	.33
Distributions from:
Net investment income	(1.60)		(1.84)	(.96)
Total distributions	(1.60)		(1.84)	(.96)
Total increase (decrease) in net asset value	.89		(4.52)	(.63)
Net asset value, ending	$24.92		$24.03	$28.55

Total return*	11.68%		(9.91%)	1.16%
Ratios to average net assets: A
Net investment income	6.87%		6.65%	6.50	% (a)
Total expenses	2.30%		1.49%	1.54	% (a)
Expenses before offsets	1.65%		1.49%	1.54	% (a)
Net expenses	1.65%		1.49%	1.54	% (a)
Portfolio turnover	156%		67%	97%
Net assets, ending (in thousands)	$7,213		$444	$225

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	MARCH 31,
CLASS C SHARES	2012	(z) ^^^
Net asset value, beginning	$27.75
Income from investment operations:
Net investment income	.66
Net realized and unrealized gain (loss)	.64
Total from investment operations	1.30
Distributions from:
Net investment income	(.32)
Net realized gain	—
Total ditributions	(.32)
Total increase (decrease) in net asset value	.98
Net asset value, ending	$28.73

Total return*	4.69%
Ratios to average net assets:A
Net investment income	5.32	% (a)
Total expenses	15.97	% (a)
Expenses before offsets	2.65	% (a)
Net expenses	2.65	% (a)
Portfolio turnover**	136%
Net assets, ending (in thousands)	$473

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$26.48		$27.08	$24.69
Income from investment operations:
Net investment income	.96		1.97	1.99
Net realized and unrealized gain (loss)	1.64		(.58)	2.33
Total from investment operations	2.60		1.39	4.32
Distributions from:
Net investment income	(.97)		(1.99)	(1.93)
Total distributions	(.97)		(1.99)	(1.93)
Total increase (decrease) in net asset value	1.63		(.60)	2.39
Net asset value, ending	$28.11		$26.48	$27.08
Total return*	9.94%		5.02%	18.14%
Ratios to average net assets: A
Net investment income	7.06	% (a)	7.00%	7.68%
Total expenses	1.03	% (a)	.97%	.97%
Expenses before offsets	1.03	% (a)	.97%	.97%
Net expenses	1.03	% (a)	.97%	.97%
Portfolio turnover	136%		286%	233%
Net assets, ending (in thousands)	$30,789		$29,735	$36,418

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009		2008 (z)	2007
Net asset value, beginning	$23.94		$28.43	$28.75
Income from investment operations:
Net investment income	1.63		1.85	1.81
Net realized and unrealized gain (loss)	.90		(4.44)	(.30)
Total from investment operations	2.53		(2.59)	1.51
Distributions from:
Net investment income	(1.78)		(1.90)	(1.83)
Total distributions	(1.78)		(1.90)	(1.83)
Total increase (decrease) in net asset value	.75		(4.49)	(.32)
Net asset value, ending	$24.69		$23.94	$28.43

Total return*	12.07%		(9.63%)	5.40%
Ratios to average net assets: A
Net investment income	7.70%		6.90%	6.68%
Total expenses	1.22%		1.24%	1.25%
Expenses before offsets	1.22%		1.24%	1.25%
Net expenses	1.22%		1.24%	1.25%
Portfolio turnover	156%		67%	97%
Net assets, ending (in thousands)	$34,663		$19,919	$24,300

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2012	(z)	2011	(z) ^^
Net asset value, beginning	$27.08		$28.74
Income from investment operations:
Net investment income	.99		.33
Net realized and unrealized gain (loss)	1.67		(1.99)
Total from investment operations	2.66		(1.66)
Distributions from:
Net investment income	(.30)		—
Net realized gain	—		—
Total ditributions	(.30)		—
Total increase (decrease) in net asset value	2.36		(1.66)
Net asset value, ending	$29.44		$27.08

Total return*	9.88%		(5.78%)
Ratios to average net assets:A
Net investment income	6.50	% (a)	7.13	% (a)
Total expenses	18.03	% (a)	2,723.84	% (a)
Expenses before offsets	1.40	% (a)	1.40	% (a)
Net expenses	1.40	% (a)	1.40	% (a)
Portfolio turnover	136%		286	%**
Net assets, ending (in thousands)	$377		$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods less than one year.

^ From February 1, 2007, inception.

^^ From inception July 29, 2011.

^^^ From inception October 31, 2011.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

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administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 7, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services;

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the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one- and three-year periods ended June 30, 2011. The data also indicated that the Fund outperformed its Lipper index for the one- and three-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was at the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s cur-

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rent undertaking to maintain expense limitations for some classes. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor’s current undertaking to maintain expense limitations for some classes. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
HIGH YIELD	FAMILY OF FUNDS	Enhanced Equity Portfolio
BOND FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:    June 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:    June 1, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:    June 1, 2012